                                                                   EXHIBIT 10.20

                                Table of Contents


        FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING                          1
        -------------------------------------------------------------

                                            W I T N E S S E T H                                1
                                            A G R E E M E N T                                  2

               1      Line of Credit                                                           2
                      --------------
               2.     Reporting Requirements                                                   3
                      ----------------------
               3.     Payment Terms                                                            7
                      -------------
               4.     High Turnover Option                                                    12
                      --------------------
               5.     Statements Regarding Borrower's Account                                 12
                      ---------------------------------------
               6.     Security                                                                12
                      --------
               7.     Location of Collateral and Inspection Rights                            14
                      --------------------------------------------
               8.     Use of Collateral                                                       15
                      ----------------
               9.     Insurance of Collateral                                                 15
                      -----------------------
               10.    Issues Involving Quality of Products                                    16
                      ------------------------------------
               ll.    Additional Warranties, Representations and Covenants                    16
                      ----------------------------------------------------
               12.    Financial Covenants                                                     29
                      ------------------
               13.    Events of Default; Power of Attorney                                    31
                      ------------------------------------
               14.    Warranty of Collateral                                                  37
                      ----------------------
               15.    Term; Termination                                                       37
                      -----------------
               16.    Confidentiality Statement                                               38
                      -------------------------
               17.    Fees and Expenses; Indemnity                                            39
                      ----------------------------
               18.    Miscellaneous                                                           39
                      -------------
               19.    Definitions - General                                                   41
                      ---------------------
               20.    Accounting Terms and Determinations                                     51
                      -----------------------------------
               21.    Other Defined Terms                                                     22
                      -------------------
               22.    Conditions Precedent to the Effectiveness of this Agreement             52
                      -----------------------------------------------------------
               23.    Conditions Precedent to Each Advance                                    54
                      --------------------------------------

               24.    Amendment and Restatement; Etc.                                         54
                      ------------------------------
               25.    SUBMISSION AND CONSENT TO JURISDICTION                                  55
                      --------------------------------------
               26.    GOVERNING LAW                                                           55
                      -------------
               27.    JURY TRIAL WAIVER                                                       55
                      -----------------
                                            Exhibits                                          57
                                            --------
        EXHIBIT A                                                                             58
        ---------
               AUTHORIZED SUPPLIER CLAIMS REPORT                                              58
        EXHIBIT B                                                                             59
        ---------
                             LOCKBOX BANK BALANCES                                            59
        EXHIBIT C                                                                             60
        ---------
                      Additional Reporting Requirements                                       60
        EXHIBIT D                                                                             62
        ---------
               Locations Where Collateral Will Be Kept                                        62
        EXHIBIT E                                                                             63
        ---------
                             Intellectual Property                                            63
        EXHIBIT F-A                                                                           64
        -----------
                      Existing Secured Indebtedness                                           64
        EXHIBIT F-B                                                                           65
        -----------
                      Other Existing Indebtedness                                             65
        EXHIBIT G                                                                             66
        ---------

                                    Existing Investments                                      66
               EXHIBIT H                                                                      67
               ---------
                      UCC Financing Statement Filing Locations                                67
               EXHIBIT I                                                                      68
               ---------

                             List of Authorized Suppliers                                     68
               EXHIBIT J                                                                      69
               ---------
                                    COMPLIANCE CERTIFICATE                                    69

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A CERTAIN AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF APRIL 21, 1995 AMONG IBM CREDIT CORPORATION, DEUTSCHE FINANCIAL SERVICES CORPORATION, FORMALLY KNOWN AS ITT COMMERCIAL FINANCE CORP., CITIBANK N.A., HEWLETT-PACKARD COMPANY, FINOVA CAPITAL CORPORATION, AND ENTEX HOLDINGS, INC., AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AS THE SAME HAS BEEN AND MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH ITS TERMS, AND THE OTHER AGREEMENTS AS DEFINED THEREIN.

          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING
          -------------------------------------------------------------

This Fourth Amended and Restated Agreement for Wholesale Financing (hereinafter referred to as this "Agreement") is hereby made as of the 15 day of September, 1995 by and between IBM CREDIT CORPORATION, a Delaware corporation (hereinafter referred to, together with its successors, as "IBM Credit"), and ENTEX Information Services, Inc., a Delaware corporation, with its principal place of business located at Six International Drive, Rye Brook, New York 10573-1058 (hereinafter referred to, together with its successors, as "Borrower").

                              W I T N E S S E T H:

WHEREAS, IBM Credit Corporation and Borrower are parties to that certain Third Amended and Restated Agreement for Wholesale Financing dated as of August 6. 1993 (together with all amendments, addenda and supplements thereto executed through the date hereof being referred to, collectively, as the "Existing Agreement");

        WHEREAS, this Agreement amends and restates the Existing Agreement in full and in its entirety;

        WHEREAS, in the course of Borrower's operation, Borrower purchases products manufactured or sold by or bearing the trade name or trademark of the companies listed in Exhibit I attached hereto an of the Effective Date of this Agreement (together with their successors and any other Person which manufactures, sells or distributes products purchased by Borrower that are approved for financing under this Agreement by IBM Credit in writing, in each case so long as Borrower is not notified in writing to the contrary by IBM Credit in its sole discretion, are hereinafter referred to as, the "Authorized Suppliers") (products approved for purposes of this Agreement by IBM Credit in writing and in respect of which IBM Credit advances or commits to advance funds to the applicable Authorized Supplier in connection with Borrower's acquisition thereof, the "Financed Products") for distribution throughout the United States; and

        WHEREAS, Borrower has requested that IBM Credit finance the purchase by Borrower of the Financed Products from the Authorized Suppliers and provide financing for other corporate purposes and IBM Credit is willing to provide such financing to Borrower subject to the terms and conditions set forth in this Agreement;

                               A G R E E M E N T:

        NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained in this Agreement, Borrower and IBM Credit hereby agree as follows:

        l. Line of Credit. IBM Credit hereby extends to Borrower a line of credit ("Line of Credit") pursuant to which IBM Credit will make Advances (as hereinafter defined) during the Revolving Period (as hereinafter defined), on the terms and subject to the conditions set forth in this Agreement, in connection with (i) purchases by Borrower of Financed Products from the Authorized Suppliers and (ii) Working Capital Advances (as hereinafter defined). The amount of the Line of Credit shall be $275,000,000 on any day, of which (x) not more than $10,500,000 shall be available for Ingram Micro Advances (as hereinafter defined) and (y) not more than $264,500,000 shall be available for all other Advances (as hereinafter defined).] "Ingram Micro Advances" are defined as the aggregate outstanding principal amount of all Advances made in respect of Financed Products purchased or to be purchased by Borrower from Ingram Micro. IBM Credit may at any time or from time to time in its sole discretion reduce the amount of the Line of Credit upon sixty (60) days' prior written notice to Borrower. Notwithstanding the foregoing, IBM Credit may discontinue making Advances without notice to Borrower at any time following the occurrence of an Event of Default (as defined in Section 13) or any event or condition which, with the giving of notice or lapse of time or both, would, unless cured or waived, become an Event of Default (a "Default"). For purposes of this Agreement, "Advance" shall mean any loan or other extension of credit by IBM Credit Agreement to Borrower pursuant to this Agreement and shall include
(x) any advance of funds made or committed to be made by IBM Credit to an Authorized Supplier in respect of an invoice delivered by such Authorized Supplier to IBM Credit describing Financed Products purchased or to be purchased by Borrower, (y) all "Advances" to Borrower outstanding as of the date hereof and (z) Working Capital Advances. Borrower hereby authorizes and directs IBM Credit to pay the proceeds of Advances (other than any Working Capital Advances) directly to Authorized Suppliers in respect of such invoices and acknowledges that each such Advance constitutes a loan by IBM Credit to Borrower pursuant to this Agreement. In no event shall IBM Credit be obligated to make any advance or extend credit under the Line of Credit if, after giving effect to such advance or extension of credit, the conditions precedent set forth in Section 23 are not satisfied.

        2. Reporting Requirements.

           (a) Borrower shall forward to IBM Credit by the twentieth (20th) day of each month for the previous month end reporting period a report in form and detail satisfactory to IBM Credit (it being understood that the degree of detail provided in Exhibit A is satisfactory) which will disclose all claims for rebates, discounts, credits, warranties and incentive payments which Borrower has submitted to an Authorized Supplier or to Hewlett-Packard Company but for which Borrower has not been paid (any such claims submitted to any Authorized Supplier or to Hewlett-Packard Company being herein referred to as "Authorized Supplier Claims") and in which IBM Credit has a valid, perfected, first priority security interest under this Agreement. All Authorized Supplier Claims, except for warranty claims, shall be submitted to the applicable Authorized Supplier by the end of the prior month. Warranty claims will be included if received by the applicable Authorized Supplier before the twenty-fifth (25th) day of the prior month.

           (b) Borrower shall provide the following reports to IBM Credit as indicated:

               (i) On each Business Day, a report, substantially in the form attached to this Agreement as in form and detail satisfactory to IBM Credit (it being understood that the form and degree of detail provided in Exhibit B, attached hereto as an example, is satisfactory) listing as of the end of the immediately preceding Business Day the balance of each of Borrower's lockbox bank accounts. Upon request, Borrower shall provide IBM Credit copies of all bank statements received by Borrower in respect of such lockbox bank accounts.

               (ii) Together with the quarterly and annual financial statements required to be delivered pursuant to Section 2(c), a certification of an authorized officer of Borrower that they have been prepared in accordance with generally accepted accounting principles as in effect from time to time ("GAAP") consistently applied (except, in the case of any monthly or quarterly financial statements, for the absence of notes), that they fairly present the financial condition of Borrower and/or its consolidated Subsidiaries, as the case may be, (subject, in the case of any monthly or quarterly financial statements, to normal year-end adjustments) and that no condition or event exists, of which such officer is aware, which would constitute a Default or an Event of Default hereunder. A schedule shall also be included to show the computations used by Borrower in determining compliance with the financial covenants contained in Section 12.

               (iii) Together with the annual financial statements required to be delivered pursuant to Section 2(c), an unqualified opinion of the Auditors, which opinion shall be in scope and substance satisfactory to IBM Credit (it being understood that such opinion shall not cover comparative figures for the preceding fiscal year and budgeted projections for the fiscal year then ended), and the Auditors' related "Management Letter" to Borrower. A schedule (not audited by Auditors) shall also be included to show the computations used by Borrower in determining compliance with the financial covenants contained in Section 12.

               (iv) (A) no later than thirty (30) days after the end of each fiscal year of Borrower, the projected annual budget, balance sheet, income statement, and cash flow of Borrower for the new fiscal year of Borrower.

               (v) Promptly upon the earlier of the mailing, filing or receipt thereof, (A) copies of all 10-Ks, 10-Qs, 8-Ks, proxy statements, annual reports, quarterly reports, registration statements and any other filings made by Borrower or any of its Subsidiaries with the Securities Exchange Commission from time to time, and (B) copies of all other communications between or among Borrower and any of its creditors with respect to borrowed money (other than communications relating to ministerial matters under the related documents or requests for information from any such creditor to Borrower) when such communications involve matters that could materially affect the lending relationship between Borrower and such creditor.

               (vi) (A) Promptly and in any event within two (2) Business Days after obtaining actual knowledge of the occurrence of a Default or Event of Default, a certificate of the Chief Executive Officer, Chief Financial Officer, or Vice President & Treasurer of Borrower specifying the nature thereof and within five (5) Business Days after obtaining actual knowledge of such occurrence, Borrower's proposed response thereto, each in reasonable detail and (B) promptly and in any event within two (2) Business Days after becoming aware of the existence of any condition or event which would result in Borrower's failure to satisfy the conditions precedent to Advances set forth in Section 23, a certificate of the chief executive officer, chief financial officer, or Vice President & Treasurer of Borrower specifying the nature of such condition or event.

               (vii) From time to time, such further information regarding the Collateral, business affairs and financial condition of Borrower or any of its Subsidiaries as IBM

        Credit may reasonably request.

           (c) In addition to the information and reports required pursuant to sections 2(a) and 2(b), Borrower shall deliver to IBM Credit:

               (i) within (x) ninety (90) days after the end of each of Borrower's fiscal years, the following financial statements, unaudited, and (y) one hundred twenty (120) days after the end of each of Borrower's fiscal years, the following financial statements, audited, in each case for the fiscal year then ended, which financial statements shall set forth in comparative form figures for the preceding fiscal year and the budgeted projections for the fiscal year then ended:

                   (A) a consolidated balance sheet on a consolidated basis;

                   (B) a consolidated statement of cash flow consisting
               of sources and uses of funds; and

                   (C) reasonably detailed consolidated profit and loss
               statements for such fiscal year;


together with:

(I) a schedule prepared by the Chief Financial Officer or Vice President & Treasurer of Borrower setting forth in reasonable detail all acquisitions and locations of other businesses occurring during the fisal year then ended; and

(II) a schedule prepared by the Chief Financial Officer or Vice President & Treasurer of Borrower setting forth in reasonable detail the amount and type of each class of current and long-term assets to the extent that such assets would be included under the heading "Other Assets" on the balance sheet of Borrower;


                      (ii) within forty five (45) days after the end of each fiscal quarter, the following unaudited financial statements for the fiscal quarter then ended which financial statements shall set forth in comparative form figures for the comparable period in the immediately preceeding fiscal year and the budgeted projections for the fiscal quarter then ended:


                   (A) a reasonably detailed consolidated balance sheet on a
               consolidated basis;

                   (B) a consolidated statement of cash flow consisting or
               sources and uses of funds;

                   (C) reasonably detailed consolidated profit and loss
               statements for such fiscal quarter; and

                   (D) a statement, if applicable, of any event since the end of the prior fiscal quarter of Borrower that in the reasonable opinion of Borrower could reasonably be expected to have a Material Adverse Effect;

together with:

(I) in the case of the financial statements covering the matters referred to in clauses (A), (B) and (C), a statement prepared by the Chief Financial Officer or Vice President & Treasurer of Borrower stating that such financial statements have been prepared in accordance with GAAP consistently applied by Borrower and that there has not occurred during such Fiscal Quarter any Default or Event of Default, whether or not the same is then continuing;

(II) a schedule prepared by the Chief Financial Officer or Vice President & Treasurer of Borrower setting forth in reasonable detail all acquisitions and locations of other businesses occuring during the fiscal quarter then ended; and

(III) a schedule prepared by the Chief Financial Officer or Vice President & Treasurer of Borrower setting forth in reasonable detail the amount and type of each class of current and long-term assets to the extent such assets would be included under the heading "Other Assets" on the balance sheet of Borrower;

               (iii) within thirty (30) days after the end of each calendar month, the following unaudited financial statement for the calendar month then ended:

                   (A) a consolidated balance sheet on a consolidated basis;

                   (B) reasonably detailed consolidated profit and loss
               statements for such fiscal month;

                   (C) a consolidated statement of cash flows consisting of
               sources and uses of funds;

together with:

(I) in the case of the financial statements covering the matters referred to in clauses (A), (B) and (C), a statement prepared by the Chief Financial Officer or Vice President & Treasurer of Borrower stating that such financial statements are true and accurate in all material respects (subject to normal year-end adjustments), and have been prepared in accordance with GAAP consistently applied by Borrower and that there has not occurred during such calendar month any Default or Event of Default, whether or not the same is then continuing.

        3. Payment Terms.

           (a) So long as there is no Shortfall Amount, and subject to the other provisions of this Agreement, Borrower shall repay each Advance (other than the Working Capital Advances) not later than the earlier of (x) the Common Due Date approximating the one hundred eightieth (180th) day from and including the date of the invoice in respect of which such Advance was made and (y) the last day of the Revolving Period.

"Common Due Date" shall mean any of the fifth (5th), fifteenth (15th) and twenty-fifth (25th) days of each month and, with respect to each Advance, shall be determined on the basis of a year of twelve 30 day months. Each Advance for Financed Products shall accrue a finance charge on the unpaid principal amount thereof, for each day commencing on the day after the Free Financing Period, if any, for such Advance ends, or if no such Free Financing Period shall be in effect, from the date of invoice for such Advance, in each case, until the date such Advance is due pursuant to the preceding sentence, at a rate per annum (the "Base Finance Charge") equal to the sum of the Prime Rate for such day plus 0.875% (or such other rate Borrower and IBM Credit may agree to from time to time). For Working Capital Advances, such finance charge will be as specified in
Section 3(d).

        Borrower shall also pay IBM Credit: (i) a service charge in the amount of $4,000 per month (or such other amount as Borrower and IBM Credit may agree to from time to time), (ii) a flat fee of nine (9) basis points on the amount of each invoice financed by IBM Credit when payments by Borrower to IBM Credit are made via check (there shall be no such flat fee when payments by Borrower to IBM Credit are made via wire transfer) and (iii) a fee equal to .25% of the amount of each unpaid Shortfall Amount (including any unpaid Daily Shortfall Amount) payable to IBM Credit. The charges due for such advances, including but not limited to the service charge and the other fees referenced above, if applicable, will be due and payable on the 10th day of the month following the date of the IBM Credit invoice for such charges.

        "Prime Rate" shall mean, for any day during any month, a rate per annum equal to the greater of (x) 5.75% and (y) the average of the rates of interest then most recently announced by Citibank, N.A., The Chase Manhattan Bank, N.A. and Bank of America National Trust and Savings Association (or any successor banking organizations) as being its prime, or base, rate on and as of the last Business Day of the preceding month. If the full amount of any amounts owed under this Agreement is not paid by its due date, including but not limited to any amounts due under Section 3(b) or as a result of the acceleration of the obligations, the unpaid amount will bear interest from its due date until IBM Credit receives payment thereof, at a per annum rate equal to the Prime Rate plus 6.5%. The aforesaid interest rate will be applied to the average daily balance of the outstanding payment(s) due for the delinquent time period. Such finance charges shall be calculated based upon a year of 360 days and actual days elapsed.

        IBM Credit may apply payments to reduce interest first and then to the principal amount owed by Borrower. IBM Credit may apply principal payments to the oldest (earliest) invoices (and related Advances) first, unless otherwise directed by Borrower, but, in every case, all principal payments made by Borrower will be applied in respect of outstanding Advances made for the Financed Products which have been sold by Borrower or in respect of outstanding Working Capital Advances. Payments in respect of Authorized Supplier Claims received by IBM Credit from Authorized Suppliers will be applied to outstanding Advances unless they are clearly related to Financed Products as to which Advances are no longer outstanding, in which case such payments shall be paid to Borrower; provided, however, if an Event of Default shall have occurred and be continuing IBM Credit may apply such payments against any of the Advances, or any other obligations outstanding under this Agreement as IBM Credit may determine in its sole discretion. IBM Credit will notify Borrower of how payments are applied when no remittance instruction has been submitted by Borrower. Advances with due dates that fall on a Saturday must be paid the prior Business Day while Advances with due dates that fall on a Sunday or holiday must be paid by the following Business Day.

           (b) If as of the end of business on any Business Day, Borrower's total outstanding indebtedness under this Agreement exceeds Value, as defined in
Section 3(c) below, as of such Business Day (any such excess being the "Shortfall Amount"), Borrower shall promptly pay to IBM Credit such Shortfall Amount no later than the end of business on the second succeeding Business Day (the "Daily Shortfall Payment Date"). No Event of Default shall arise hereunder as a result of Borrower's failure to make a payment pursuant to the immediately preceding sentence if (i) Borrower has made a good faith determination based on formulas or other methods approved in writing by IBM Credit, and Borrower believes in good faith, that as of the end of business on such Business Day, no Shortfall Amount existed and (ii) Borrower pays to IBM Credit any Shortfall Amount determined to exist as of the end of business on the next day as of which a collateral management report disclosing Value is required to be prepared pursuant to Exhibit C Of this Agreement, such payment to be made no later than the end of business on the second succeeding Business Day (a "Shortfall Payment Date"). An Event of Default shall arise hereunder if, pursuant to the immediately preceding sentence, Borrower fails to make a payment on a Shortfall Payment Date.

           (c) "Value" shall mean at any time with respect to the items specified below (i) which are owned by (and in the possession or under the control of) Borrower and located in a jurisdiction in the United States in which the Uniform Commercial Code has been adopted and (ii) except for the HP Special Accounts Collateral (as defined below), as to which IBM Credit has a valid, perfected first priority security interest, the sum of each percentage specified opposite each such item of (x) in the case of any item of Eligible Ingram Non-Financed Products, Financed Products, HP Special Inventory Collateral (as defined below) or other inventory, the lower of such item's cost and fair market value (in each case, net of applicable reserves), provided that the aggregate Value of all Eligible Ingram Non-Financed Products shall not exceed $15,000,000, and (y) in the case of Eligible Receivables, HP Special Accounts Collateral and Authorized Supplier Claims described below, the outstanding face amount thereof; provided, however, that the aggregate Value of the HP Special Inventory Collateral and the HP Special Accounts Collateral shall be reduced by the aggregate outstanding amount owing at such time by Borrower to Hewlett-Packard Company. For purposes of this Agreement, (i) "HP Special Inventory Collateral" at any time shall mean all inventory (x) which is owned by (and in the possession or under the control of Borrower) and located in Borrower's Erlanger, Kentucky; Canton, Massachusetts; Issaquah, Washington; or Golden Valley, Minnesota warehouse, (y) as to which IBM Credit has a valid, perfected, first priority security interest, and (z) which is eligible for repurchase by Hewlett-Packard Company pursuant to an enforceable purchase or repurchase agreement between IBM Credit and Hewlett-Packard Company in form and substance satisfactory to IBM Credit in its sole discretion, in each case, at such time, and (ii) "HP Special Accounts Collateral" at any time shall mean the accounts of Borrower originated by the Washington D.C.-Federal division of Borrower which satisfy the requirements of clauses (i) through (xi) of the definition of "Eligible Receivables" and as to which Hewlett-Packard Company has a valid first priority perfected security interest and IBM Credit has a valid second priority perfected security interest.

A. Financed Products and other inventory located in the Erlanger, Kentucky; Canton, Massachusetts; Issaquah, Washington; or Golden Valley
    Minnesota warehouse (or, in the case of IBM Products consisting of "service parts" ("IBM Service Parts"), the PDC warehouse)

        Obsolete or defective IBM Service Parts..............................      0%
        IBM Service Parts which are neither obsolete nor defective...........     25%
        Financed Products on display for demonstration purposes..............      0%
        Financed Products constituting clearance or returned goods...........      0%
        All other Financed Products..........................................    100%
        Eligible Ingram Non-Financed Products................................     50%

        NOTE: the total Value for Eligible Ingram Non-Financed Products shall not exceed $15,000,000

        HP Special Inventory Collateral......................................    100%*
        Other inventory......................................................     20%

B. Financed Products and other inventory located outside of the Erlanger, Kentucky; Canton, Massachusetts; Issaquah, Washington; or Golden Valley,
    Minnesota warehouse (and, in the case of IBM Service parts, located outside of the PDC warehouse)

        IBM Service Parts ...................................................      0%
        Financed Products on display for demonstration purposes..............      0%
        Financed Products constituting clearance or returned goods...........      0%
        All other Financed Products..........................................     80%
        Eligible Ingram Non-Financed Products (other than Ingram Micro
           Products).........................................................      0%
        Other inventory......................................................      3%

C.  Eligible Receivables.....................................................     80%

D.  HP Special Accounts Collateral..........................................      80%*

E.  Authorized Supplier Claims...............................................    100%

* The combined Value of Special Inventory Collateral and HP Special Accounts Collateral to be included in Borrower's total Value shall be the Value of HP Special Inventory Collateral PLUS the Value of HP Special Accounts Collateral MINUS the
                      aggregate outstanding amount owing at such time by Borrower to Hewlett Packard Company

IBM Credit may change any of the above listed Value calculations (1) with sixty
(60) days written notice to Borrower or (2) if an Event of Default has occurred and is continuing and such Event of Default has not been cured within thirty
(30) days after it has occurred. It is understood that the course of action detailed in item (2) in the immediately preceding sentence is in addition to those actions IBM Credit may take upon the occurrence of and Event of Default as detailed in Section 13(b).

IBM Credit may, in its sole discretion, include other assets of Borrower satisfying the conditions described in clauses (i) and (ii) of the foregoing definition of "Value" in the calculation of Value, and the Value of such other assets shall be such percentage of the value of such other assets as determined by IBM Credit in its sole discretion. No value shall be given to any products which are rented or leased.

           (d) Provided no Default or Event of Default has occurred and is continuing, Borrower may request a cash advance ("Working Capital Advance") to be made on a' specific date ("Working Capital Advance Date") with a payment due date of no later than the earlier of (x) the Common Due Date approximating the one hundred eightieth (180th) day following the Working Capital Advance Date ("Working Capital Advance Period") and (y) the last day of the Revolving Period. If at the end of the Working Capital Advance Period no Default or Event of Default shall have occurred and be continuing and on or prior to one Business Day prior to the end of such Working Capital Advance Period neither Borrower nor IBM Credit shall have provided written notice to the other that the Working Capital Advance corresponding to such Working Capital Advance Period shall not be reborrowed, Borrower shall have been deemed to have made a request for a Working Capital Advance pursuant to this Section 3(d) in an amount equal to the Working Capital Advance then due and payable. In the event that Borrower requests a Working Capital Advance IBM Credit shall receive a written notification from Borrower's Treasurer or Chief Financial Officer of Borrower's election under this Section 3(d), which notification shall specify the amount of the requested Working Capital Advance and the requested Working Capital Advance Date and shall certify to IBM Credit that, to the beat of such officer's knowledge and belief, no Default or Event of Default shall have occurred and be continuing and no Shortfall Amount currently exists and, immediately after giving effect to such Working Capital Advance, will exist. If the amount of the Working Capital Advance is $5,000,000 or greater the written notification must be received by IBM Credit no later than 10 a.m. (Stamford, CT time) on the Working Capital Advance Date. If such amount is for less than $5,000,000, the written notification must be received by IBM Credit no later than 2 p.m. (Stamford, CT time) on the Working Capital Advance Date. If these time requirements are not met, the Working Capital Advance Date shall be the Business Day immediately following the date the written notification is received by IBM Credit. Without the prior written approval of IBM Credit, the total amount of Working Capital Advances outstanding may not exceed the lesser of (i) one hundred percent (100%) of the Line of Credit and (ii) the most recently reported amount, if any, by which Value exceeds Borrower's total outstanding Indebtedness (other than Working Capital Advances) under this Agreement. In the event that Borrower utilizes Working Capital Advances, Borrower shall pay IBM Credit a finance charge equal to the product of the Base Finance Charge multiplied by the average daily balance of the outstanding Working Capital Advance for the applicable payment period. Such finance charges shall be calculated based upon a year of 12 thirty-day months and actual days elapsed.

        4. High Turnover Option. IBM Credit currently makes available a "High Turnover Option" ("HTO") to its customers with respect to Financed Products. The HTO currently permits such customers to reduce their obligations with respect to each invoice for inventory financed by IBM Credit by a percentage of the invoice price based upon (x) the Prime Rate and (y) the applicable Free Financing Period, if any, if the full invoice price for such an invoice is paid within fifteen (15) days of the date of invoice. The available HTO discount will be set forth in writing from time to time by IBM Credit. Borrower agrees and acknowledges that the "HTO" may be changed or eliminated by IBM Credit from time to time in its sole discretion upon written notice from IBM Credit. For payment to be eligible for consideration under the HTO Borrower must indicate on the accompanying remittance advice form that it is paying under the HTO.

        5. Statements Regarding Borrower's Account. IBM Credit will send statements of transactions as well as monthly billing statements to Borrower with respect to Advances and other charges due on Borrower's account with IBM Credit. Each statement of transaction and monthly billing statement shall be deemed to be conclusive with respect to each amount or transaction described therein unless Borrower notifies IBM Credit in writing within twenty-five (25) days following the postmarked date of such statement of transaction or billing statement that such amount or transaction is incorrectly described therein. Any statement may be adjusted by IBM Credit at the end of each month to conform to applicable law and this Agreement.

        6. Security. (a) To secure the payment of all of Borrower's obligations to IBM Credit whether now existing or hereafter incurred under this Agreement (including, without limitation, the Advances), and any other agreement between IBM Credit and Borrower, whether direct or contingent, including any obligations of Borrower to IBM credit pursuant to any leases (the "Secured Obligations"), Borrower grants to IBM Credit a security interest in all of Borrower's right, title and interest in and to the following property, in each case whether now owned or hereafter acquired or existing: (a) all inventory, equipment and fixtures located in the United States and its possessions, and all attachments, returns, exchanges, parts, accessions, accessories and replacements thereto, products thereof and documents therefor;
(b) all accounts, chattel paper, contract rights, instruments, reserves, documents of title, deposit accounts, general intangibles and other obligations of any kind, and all rights in or to all contracts and other property securing or otherwise relating to any of the same ("Accounts"), and all rebates, refunds, discounts, credits, warranties and incentive payments that are or may become due to Borrower with respect to any inventory or equipment as to which a security interest has been granted in clause (a) above, (c) all intellectual property, including, without limitation, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, technical knowledge and processes, formal or informal licensing arrangements which are permitted to be assigned or pledged, blueprints, technical specifications, computer software (including proprietary software), copyrights, copyright applications and other trade secrets, and all embodiments thereof, and rights thereto, and all of Borrower's rights to use the patents, trademarks, service marks, or other property of the aforesaid nature of other Persons now or hereafter licensed to Borrower, together with the goodwill of the business symbolized by or connected with Borrower's trademarks, service marks, licenses and the other rights referred to in this clause (c), and (d) all substitutions and replacements for all of the foregoing, all books and records related to the foregoing, all proceeds and insurance proceeds of all of the foregoing and all proceeds of business interruption insurance (such property described in this sentence should be hereinafter referred to as the "Collateral"). For purposes of this Agreement, the term "First Lien Collateral" means all Financed Products and all other Collateral (other than Collateral in which IBM Credit has expressly subordinated its security interest in writing). Subject to the rights of third parties who have senior security interests in certain of the Collateral and proceeds thereof, Borrower will hold in trust for IBM Credit and immediately remit to IBM Credit all Collateral and proceeds of the Collateral in accordance with the terms of this Agreement, until Borrower has paid in full in cash all of the Secured Obligations. IBM Credit's title or Lien shall not be impaired by payments, either of the invoice price or any other amount Borrower may make to the seller of any item of Collateral or anyone else, or by Borrower's failure or refusal to account to IBM Credit for proceeds. Where permitted by law, IBM Credit may perfect its security interest in the Collateral by filing a financing statement signed only by IBM Credit. Borrower further agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

           (b) Without limiting the generality of the foregoing, to secure the payment and performance of the Secured Obligations, Borrower hereby assigns to IBM Credit any and all claims (including all Authorized Supplier Claims), monies and/or credits due to Borrower from any Authorized Supplier. Borrower hereby authorizes IBM Credit, upon the occurrence and during the continuance of an Event of Default, to offset such items against amounts owing by Borrower to IBM Credit and authorizes and directs each Authorized Supplier to pay such claims, monies and/or credits directly to IBM Credit. IBM Credit shall give notice to Borrower of any such offsetting.

        7. Location of Collateral and Inspection Rights. (a) The inventory, equipment and other tangible Collateral shall be kept or sold at the addresses as set forth in form and detail satisfactory to IBM Credit (it being understood that the form and degree of detail provided in Exhibit D, attached hereto as an example, is satisfactory) and said locations shall be certified quarterly to IBM Credit. Borrower's principal place of business is located at Six International Drive, Rye Brook, New York 10573-1058. Borrower shall give IBM Credit at least ten (10) days' prior notice of any change in Borrower's identity, name or form of ownership and of any change in Borrower's principal place of business or Borrower's registered agent, or any additions of other business locations in the United States and its possessions in which the Uniform Commercial Code is adopted. Borrower shall notify IBM Credit of any discontinuances of other business locations in the United States and its possessions in which the Uniform Commercial Code is adopted within thirty (30) days of such discontinuance. Further, Borrower represents and warrants that it keeps and maintains all of its books and records at its principal place of business as designated above and maintains all of its books and records pertaining to accounts at its Canton, Massachusetts location, and agrees to give IBM Credit at least ten (10) days' prior written notice before moving any such books and records to any other location. In addition, IBM Credit shall have the right to request that Borrower perform monthly audits as set forth below (which coincide with anticipated monthly cycle accounts) of any location where such Collateral is kept or sold, and Borrower shall perform such audits at Borrower's expense; provided, however, that IBM Credit may not request an audit of Collateral representing more than ten percent (10%) of the total inventory value in any month. IBM Credit shall have the right to have its representatives accompany Borrower on the audit of each location in order to:

                 (i)         Examine the Collateral;
                (ii)         Appraise them as security;
               (iii)         Verify their condition;
                (iv) Verify that all Collateral has been properly accounted for and that this Agreement has been complied with; and
                 (v) Examine, check, and make copies of the books, records and files of Borrower relating to the Collateral.

Upon IBM Credit's request, Borrower shall provide IBM Credit the name, address and phone number of a contact person with respect to each obligor of an account receivable of Borrower. All communication by IBM Credit to each obligor shall be made through Borrower except (i) following an occurrence of an Event of Default or (ii) with the consent of Borrower (which consent shall not be unreasonably withheld).

           (b) In addition to the rights granted to IBM Credit under Section 7(a) above, (i) IBM Credit shall have the right to inspect the books and records of Borrower and the Collateral at such times and as frequently as IBM Credit shall determine, such inspections to be performed by IBM Credit or, if IBM Credit shall so determine in its sole discretion, by an independent third party auditor designated by IBM Credit with the expenses thereof to be shared equally by Borrower and IBM Credit and (ii) IBM Credit or its agents may enter upon the premises of Borrower at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time at all on and after the occurrence and during the continuance of an Event of Default for the purposes of (A) inspecting the Collateral, (B) inspecting and/or copying (at Borrower's expense) any and all records pertaining thereto, (C) discussing the affairs, finances and business of Borrower with any officers, employees and directors of Borrower or with the Auditors and (D) verifying Eligible Accounts, Financed Products or other Collateral.

        8. Use of Collateral. Borrower will pay all taxes, levies, license fees, assessments and charges on the Collateral when due. If Borrower shall lend any inventory, equipment or other tangible Collateral to a third party as permitted by Section 11(c)(x) hereof, such Collateral will be identified on the Perpetual Finished Goods Inventory Reconciliation Reports described on Exhibit C and will be treated as sold by Borrower. Borrower shall pay any mortgage recording tax, recording fee and other charge payable in connection with the filing and recording of any documents, instruments and statements reasonably needed to be filed to perfect IBM Credit's security interest in the Collateral when such tax, fee or charge or any combination thereof for an individual filing and/or recording is equal to or greater than $5,000.

        9. Insurance of Collateral.

        Borrower will be responsible for any loss of Collateral for my reason whatsoever. Borrower will keep the Collateral insured for the greater of the Line of Credit and the aggregate replacement cost of the Collateral against fire, theft and for combined additional coverages, including vandalism and malicious mischief, and those other risks and amounts as may be mutually agreed upon, including earthquake damage where specified, in companies mutually acceptable to IBM Credit and Borrower, with a lender's loss payable endorsement or mortgagee clause in form and substance satisfactory to IBM Credit designating that any loss payable thereunder with respect to the First Lien Collateral be payable to IBM Credit. In addition, all policies covering the Collateral and all liability policies maintained by Borrower are to name IBM Credit as an additional insured. Borrower shall cause each insurer to agree, by endorsement upon the applicable policy or by independent instrument furnished to IBM Credit, that such insurer shall give IBM Credit at least thirty (30) days written notice before any policy shall be altered or cancelled and that no act or default by Borrower, or any other Person, shall affect IBM Credit's right to recover under such policy. If Borrower fails to pay any cost, charges or any insurance premiums, or if Borrower fails to insure the tangible Collateral, IBM Credit may pay such costs, charges, or any insurance premiums. Any amounts paid by IBM Credit hereunder shall be considered an additional debt owed by Borrower to IBM Credit and are due and payable upon rendering of an invoice by IBM Credit. Borrower will promptly notify IBM Credit of any loss, theft or destruction of, or damage to any of the Collateral. Borrower shall diligently file and prosecute its claim or claims for any award or payment in connection with any such loss, theft, destruction of, or damage to, Collateral. Borrower shall, upon demand of IBM Credit, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to IBM Credit, free and clear of any encumbrance of any kind or nature whatsoever.

        10. Issues Involving Quality of Products. Borrower will indemnify and hold IBM Credit harmless from and against any claims or demands asserted against it by any buyer of the Collateral arising out of any misrepresentation made about the Collateral by any representative of Borrower or otherwise arising as a result of any act, or failure to act, by Borrower. The aforesaid indemnity shall not impair or jeopardize any rights or claims which Borrower may have against any Authorized Supplier or any of their respective Affiliates except IBM Credit.

        11. Additional Warranties, Representations and Covenants.

           (a) Borrower hereby represents and warrants to IBM Credit as follows:

               (i) Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now being conducted. Borrower is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could reasonably be expected to have a Material Adverse Effect.

               (ii) The execution, delivery and performance by Borrower of this Agreement and each other Credit Document to which it is a party is within the corporate powers of Borrower, has been duly authorized by all necessary corporate action, requires no action by or in respect of, or filing with (other than the filing of UCC financing statements, which have been made prior to the date hereof), any governmental body, agency or official and does not contravene or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon Borrower or (except for the Liens created pursuant to this Agreement) result in the creation or imposition of any Lien on any asset of Borrowers.

               (iii) This Agreement and each of the other Credit Documents to which Borrower is a party constitutes a valid and binding agreement of Borrower, enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, or similar laws relating to creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (iv) There is no action, suit or proceeding pending against, or to the knowledge of Borrower threatened against or affecting, Borrower before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect.

               (v) Since July 3, 1994, there has occurred no change or development or, to the best of Borrower's knowledge, event involving a prospective change, which in any such case, has had or could reasonably be expected to have a Material Adverse Effect.

               (vi) All information heretofore furnished by Borrower to IBM Credit for purposes of or in connection with this Agreement, any of the other Credit Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by Borrower to IBM Credit will be, true and accurate in all material respects on the date as of which such information is stated or certified. To the best of Borrower's knowledge, Borrower has disclosed to IBM Credit (which disclosure from and after the date hereof, shall have been made either in writing or orally to either the Director of Remarketing Financing Support of IBM Credit or the Director of Remarketer Financing Portfolio of IBM Credit) any and all facts which could reasonably be expected to have a Material Adverse Effect.

               (vii) To the best of Borrower's knowledge, all taxes due pursuant to all United States Federal income tax returns and all other material tax returns required to be filed by Borrower and any other Person for which Borrower may be liable with respect to taxes owing by such Person or pursuant to any assessment received by Borrower or any such Person have been paid, all taxes due pursuant to all United States Federal income tax returns and all other material tax returns required to be filed by Borrower and any other Person for which Borrower may be liable with respect to taxes owing by such Person (other than, with respect to any taxes due, or any returns to be filed, after August 6, 1993 by JWP Inc. or any subsidiary of JWP Inc.) or pursuant to any assessment received by Borrower or any such Person (other than assessments received by JWP Inc. or any subsidiary of JWP Inc. after August 6, 1993 for periods prior to August 6. 1993) have been paid, other than taxes contested in good faith pursuant to appropriate proceedings. The charges, accruals and reserves on the books of Borrower in respect of taxes or other governmental charges are, in the opinion of Borrower, adequate, No tax liens have been filed against Borrower or any of its property.

               (viii) Borrower has good and marketable title to all of the Collateral, free and clear of any Lien other than the Liens created pursuant to, or Liens which do not cause a default under, this Agreement or any of the other Credit Documents. The security interest granted pursuant to this Agreement constitutes a valid security interest under the Uniform Commercial Code. IBM Credit's security interest in the First Lien Collateral constitutes a valid, perfected first priority security interest in such property.

               (ix) All financial statements relating to Borrower which have been or may hereafter be delivered by or for Borrower to IBM Credit have been and will be prepared in accordance with GAAP (in the case of any interim financial statements, except for the absence of notes and subject to normal year-end adjustments).

               (x) Borrower is not aware of the existence of any default by Borrower in the payment of any principal, interest or other charges relating to any Indebtedness of Borrower and no event has occurred under the terms or provisions of any agreement, instrument or other document relating to any such Indebtedness or under any other Material Contract which, with or without the passage of time and/or the giving of notice, constitutes or would constitute an event of default thereunder.

               (xi) Borrower has no direct or indirect Subsidiaries other than Erlanger Land Co., Inc., a Delaware corporation, ENTEX Information Services International, Limited, an Ireland corporation, ENTEX Information Services of Michigan, Inc., a Michigan corporation, ENTEX Services, Inc., a Delaware corporation and ENTEX Acquisition Corp., a Colorado corporation.

               (xii) Borrower and each other Credit Party has obtained all authorizations, approvals and consents of, and has made all filings and registrations with, any governmental authority or any other Person necessary for the consummation of the transactions contemplated by the grant of the Liens pursuant to this Agreement and the other Credit Documents, the continuing operations of Borrower, and the execution, delivery, performance, validity or enforceability of this Agreement or the other Credit Documents.

               (xiii) Borrower has not used any corporate or fictitious name during the five (5) years preceding the date of this Agreement other than the name "IS Management Acquisition Corp.".

               (xiv) There are no disputes pending or, to the best of Borrower's knowledge after diligent inquiry, threatened between Borrower and any of its employees which could reasonably be expected to have a Material Adverse Effect.

               (xv) Borrower and each ERISA Affiliate have fulfilled all obligations related to the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan, are in compliance with the currently applicable provisions of ERISA and of the internal Revenue Code and have not incurred any liability (other than routine liability for premiums) under Title IV of ERISA. No Termination Event has occurred nor has any other event occurred that may result in a Termination Event. No event or events have occurred in connection with which Borrower, any ERISA Affiliate, any fiduciary of a Plan or any Plan, directly or indirectly, could be subject to any liability, individually or in the aggregate, under ERISA, the Internal Revenue Code or any other law or under any agreement, instrument, statute, rule of law or regulation pursuant to or under which any such entity has agreed to indemnify or is required to indemnify any Person against liability incurred under, or for a violation or failure to satisfy the requirements of, any such statute, regulation or order.

               (xvi) (A) The operations of Borrower comply in all material respects with all applicable federal, state or local environmental, health and safety statutes, regulations, directions, ordinances, criteria and guidelines; (B) other than for those notices for which Borrower has provided reasonable description, in the sole judgement of IBM Credit, as to why the proceeding is wrongful, Borrower has not received any written notice and no officer or director of Borrower has received any oral notice, that any of its operations is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute, regulation, direction, ordinance, criteria or guideline; (C) to the best of Borrower's knowledge, none of the operations of Borrower is the subject of any federal or state investigation evaluating whether Borrower disposed of any hazardous or toxic waste, substance or constituent or other substance at any site that may require remedial action, or any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent, or other substance into the environment; (D) Borrower has not filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent, or other substance into the environment; and, (E) Borrower does not have any contingent liability of which Borrower has knowledge or reasonably should have knowledge in connection with any release of any hazardous or toxic waste, substance or constituent, or other substance into the environment, nor has Borrower received any notice, letter or other indication of potential liability arising from the disposal of any hazardous or toxic waste, substance or constituent or other substance into the environment.

               (xvii) Borrower possesses such assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names as are necessary to continue to conduct its present and proposed business activities. All of Borrower's patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, copyright applications and rights to any of the foregoing are listed on Exhibit E hereto.

               (xviii) Borrower is not (A) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, (B) a holding company or a Subsidiary company of a holding company, or an Affiliate of a holding company or of a Subsidiary company of a holding company, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (C) subject to any other law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or the other Credit Documents or to perform its obligations hereunder or thereunder.

               (xix) Borrower has no obligation under any tax sharing agreement or agreement regarding payments in lieu of taxes other than such agreements entered into by Borrower with the prior written consent of IBM Credit.

               (xx) no assets included in Value, as defined in Section 3(c) is owned by ENTEX Information Services of Michigan, Inc. or ENTEX Services, Inc..

           (b) Until termination of the Line of Credit and the indefeasible payment and satisfaction of all Secured Obligations, Borrower, will:

               (i) (A) Maintain its corporate existence, maintain in full force and effect all licenses, bonds, franchises, leases and qualifications to do business, and all contracts and other rights necessary or advisable to the profitable conduct of its business and (B) continue in, and limit its operations to, the same general lines of business as presently conducted by it.

               (ii) Maintain a system of accounting in accordance with GAAP.

               (iii) Comply in all material respects with all laws, rules and regulations (including, without limitation, all environmental and health and occupational safety, regulations, directions, ordinances, criteria, guidelines, requirements and permits and ERISA) applicable to or binding on Borrower or any of its property or to the operation of its business.

               (iv) Establish and maintain at all times Lockboxes (as defined below) as provided in the Blocked Account Agreement and shall instruct all obligors on the Accounts to remit all payments to one of its Lockboxes. All amounts received by Borrower from any such obligor, in addition to all other cash received from any other source, shall upon receipt be deposited into an account in accordance with terms and provisions of the Blocked Account Agreement and Borrower shall at all times comply with the terms and conditions set forth in the Blocked Account Agreement. "Lockboxes" shall mean the lockboxes of Borrower in place and identified to IBM Credit as of the date of this Agreement and such other lockboxes as are added in accordance with the terms of the Blocked Account Agreement. "Blocked Account Agreement" shall mean that certain letter agreement by and among Citibank as lender, Global Cash Management (a division of Citibank) as depository, and IBM Credit as the same may be amended, supplemented, restated or otherwise modified from time to time. Borrower will also obtain IBM Credit's written permission prior to changing the bank with which it has a Lockbox that is subject to this Agreement and assist IBM Credit as required in entering into a Blocked Account Agreement with any such new bank.

               (v) Pay, when due, all taxes lawfully levied or assessed against Borrower or any of the Collateral before any penalty or interest accrues thereon; provided, however, that, unless such taxes have become a tax or ERISA Lien on any of the assets of Borrower, no such tax need be paid if the same is being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as required in order to be in conformity with GAAP.

               (vi) Maintain its fiscal year as a year ending on the Sunday closest to June 30 unless required by law, in which case Borrower will give IBM Credit at least thirty (30) days prior written notice thereof.

               (vii) Do and cause to be done all things necessary to preserve and keep in full force and effect all registrations of patents, copyrights, trademarks, service marks and other marks, trade names or other trade rights necessary or advisable for the profitable conduct of its business. Promptly after obtaining any federal registration of any patent, copyright, trademark, trade name or other trade right or the filing of any application therefor, Borrower shall deliver to IBM Credit a collateral assignment with respect to each such registration and application, in form and substance satisfactory to IBM Credit.

               (viii) Keep all property useful and necessary to its respective businesses in good working order and condition (ordinary wear and tear excepted) in accordance with its past operating practices and not commit or suffer any waste with respect to any of its properties.

               (ix) Deliver to IBM Credit, at Borrower's expense, the following information at the times specified below:

                      (A) within ten (10) Business Days after Borrower or any
               ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief financial officer of Borrower describing such Termination Event and the action, if any, which Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the Internal Revenue Service, DOL or PBGC with respect thereto;

                      (B) within ten (10) Business Days after Borrower or any
               ERISA Affiliate knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Internal Revenue Code) has occurred which will result in any liability being imposed directly, through any indemnification obligation, or otherwise, a statement of the chief financial officer of Borrower describing such transaction and the action which Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto;

                      (C) within three (3) Business Days after the filing
               thereof with the Internal Revenue Service, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by Borrower or any ERISA Affiliate with respect to such request;

                      (D) within ten (10) Business Days after the occurrence
               thereof, notification of any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which Borrower or any ERISA Affiliate was not previously contributing;

                      (E) within three (3) Business Days after receipt by
               Borrower or any ERISA Affiliate of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                      (F) within ten (10) Business Days after receipt by
               Borrower or any ERISA Affiliate of any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Internal Revenue Code, copies of each such letter;

                      (G) within ten (10) Business Days after receipt by
               Borrower or any ERISA Affiliate of a notice regarding the imposition of withdrawal liability under Section 4201 of ERISA, copies of each such notice;

                      (H) within ten (10) Business Days after Borrower or any
               ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure; and

                      (I) within three (3) Business Days after Borrower or any
               ERISA Affiliate knows (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or
               (c) the PBGC has instituted or will institute proceedings under
               Section 4042 of ERISA to terminate a Multiemployer Plan, a written statement setting forth any such event or information.

               (x) At Borrower's reasonable expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the Uniform Commercial Code) that from time to time may be necessary or desirable, or that IBM Credit may request, in order to create, preserve, upgrade in rank (to the extent required by the provisions of this Agreement), perfect, confirm or validate any security interest granted hereunder or under any other Credit Document or to enable IBM Credit to obtain the full benefits of this Agreement, or to enable IBM Credit to exercise and enforce any of its rights, powers and remedies hereunder or under any other Credit Document with respect to any of the Collateral.

               (xi) Borrower will provide, when required by IBM Credit, a copy of the Commercial Revolving Loan and Security Agreement and all documents, instruments and agreements executed in connection therewith, the Commercial Revolving Loan and Security Agreement and all such other documents, instruments and agreements to be satisfactory in form and substance to IBM Credit;

               (xii) Borrower will provide, when required by IBM Credit, a copy of all documents, instruments and agreements evidencing, or executed in connection with, the Acquisition Subordinated Debt, all such documents, instruments and agreements (including the terms of subordination, interest rate, maturities and sinking fund requirements, covenants and defaults) to be in form and substance satisfactory to IBM Credit;

           (c) Until termination of the Line of Credit and the indefeasible payment and satisfaction of all Secured Obligations, Borrower, and with respect to (xvii) of this Section 11(c), Borrower, ENTEX information Services of Michigan, Inc. and ENTEX Services, Inc., will not:

               (i) Store any of the Collateral with a bailee, warehouseman, or similar party without the prior written consent of IBM Credit. In the event IBM Credit shall so consent, Borrower will, concurrently with delivery to such party, cause any such party to issue and deliver to IBM Credit, in a form acceptable to IBM Credit, warehouse receipts in the name of IBM Credit evidencing the storage of such Collateral if such Collateral is First Lien Collateral.

               (ii) Create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: (A) Liens securing the Secured Obligations, (B) Liens securing the Indebtedness to Hewlett-Packard Company, (C) Liens existing on the date of this Agreement securing obligations outstanding under the Commercial Revolving Loan and Security Agreement in an aggregate principal amount not exceeding $32,500,000, (D) Liens securing the Indebtedness listed on Exhibit F-A hereto, (E) in the case of any asset not constituting First Lien Collateral, any Lien on any such asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, (F) in the case of any asset not constituting First Lien Collateral, any Lien existing on any such asset prior to the acquisition thereof by Borrower and not created in contemplation of such acquisition, (G) in the case of any asset not constituting First Lien Collateral, Liens arising in the ordinary course of its business which (1) do not secure Indebtedness, (2) do not secure obligations which in the aggregate exceed $10,000,000 and (3) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business and
        (H) other Liens consented to in writing by IBM Credit and which, in the case of any such Liens on any of the First Lien Collateral, are subordinated pursuant to agreements in form and substance satisfactory to IBM Credit in its sole discretion, provided, that with respect to Liens securing Indebtedness permitted to be incurred pursuant to Section 11(c) (ix), such consent will not be unreasonably withheld.

               (iii) (A) Declare, pay or accrue any dividend, royalty or other distribution of assets, properties, cash, rights, obligations, warrants or securities on account of the shares of any class of its capital stock or declare, pay or accrue any management fees or (B) purchase, redeem, retire or otherwise acquire for value any shares of any class of its capital stock or any warrants, rights or options to acquire any such shares now or hereafter outstanding, or return any capital in respect of any such shares to any stockholder as such. In the case of (B) in the immediately preceding sentence, Borrower may purchase from employees of Borrower who are leaving the employ of Borrower, shares of its capital stock that were purchased under an employee stock plan or similar plan of Borrower as long as such purchase amount does not exceed $1,000,000 in any fiscal year.

               (iv) Merge (other than as a reincorporation or where Borrower shall be the surviving entity) or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now or hereafter acquired) to any Person.

               (v) If it will cause Borrower to fail to meet any financial covenants specified in Section 12 of this Agreement, prepay, redeem, defease (whether actually or in substance) or purchase in any manner, make any payment in respect of principal of, or interest on, any Long-term Debt (including the BLI Subordinated Debentures and the Acquisition Subordinated Debt). "Long-term Debt" shall be defined herein as all Indebtedness of Borrower which matures more than one year from the date of determination or matures within one year from such date but is renewable or extendible at the option of Borrower to a date more than one year from such date.

               (vi) Form, establish or otherwise permit to exist any Subsidiary other than (A) Erlanger Land Co., Inc. ("Erlanger") or permit Erlanger to engage in any business or other activity other than the ownership of the property currently owned by it in Erlanger, Kentucky and activities incidental thereto, (B) ENTEX Information Services International Limited ("International"), provided, that Borrower's total investment in International does not exceed $1,500,000, (C) ENTEX Information Services of Michigan, Inc., (D) ENTEX Services, Inc., (E) ENTEX Acquisition Corp., and (F) Random Access, Inc. (to be renamed ENTEX Information Services of Colorado, Inc.) and subsidiaries thereof ("Random"), provided, that the acquisition of Random is done in accordance with IBM Credit's consent and commitment letters dated May 8, 1995 and the Supplementary Letter Agreement of even date.

               (vii) Acquire any material assets of any Person (other than inventory acquired in the ordinary course of business).

               (viii) Move, relocate or otherwise transfer any of its property or assets constituting First Lien Collateral, or any interest therein, to any office of, or operated by, its Washington D.C.-Federal division, including without limitation, the offices of such division located in Washington D.C. unless after such movement, relocation or transfer (A) IBM Credit shall continue to have a perfected first priority security interest in such assets (excluding Accounts constituting proceeds arising from the sale of Financed Products with respect to which Accounts IBM Credit has subordinated its security interest therein to the security interest of Hewlett-Packard Company therein), (B) Borrower shall have delivered to IBM Credit such financing statements, documents and other agreements as IBM Credit may request to maintain its first priority perfected security interest in such Collateral and (C) in the case of any such movement, relocation or other transfer not consistent with Borrower's past practice, Borrower shall have notified IBM Credit of such event,

               (ix) Directly or indirectly, incur, create, assume or suffer to exist any Indebtedness other than:

                      (A) Indebtedness arising under this Agreement and the
               other Credit Documents;

                      (B) Indebtedness secured by Liens expressly permitted by
               Section 11(c)(ii) (C) through (H) not to exceed $195,000,000 in the aggregate outstanding at any one time;

                      (C) the BLI Subordinated Debentures; and

                      (D) Indebtedness listed on Exhibit F-B and any refinancing of such Indebtedness; provided that any such Indebtedness created to refinance existing Indebtedness shall not exceed the principal amount of the Indebtedness so refinanced and shall contain terms (including maturities) substantially equivalent to (or more favorable to Borrower than) the terms of the Indebtedness being refinanced, so long as such refinancing will not otherwise result in a violation of any of the covenants contained in Section 12.

               (x) Directly or indirectly, sell, lease, assign, transfer or otherwise dispose of any assets other than (A) sales of inventory in the ordinary course of business and short term rental of inventory as demonstrations in amounts not material to Borrower, (B) individual items of Collateral with a book value of less than $5,000,000 in the aggregate during any fiscal year, (C) obsolete or worn out property disposed of in the ordinary course of business and (D) other dispositions of assets, provided that (1) such dispositions are for fair value, (2) the aggregate consideration (whether in the form of cash, promissory notes or other instruments) for such dispositions does not exceed $5,000,000 in the aggregate for any fiscal year and (3) such consideration is either reinvested in the business of Borrower or used to repay the Secured Obligations.

               (xi) Directly or indirectly, make any Investment in any Person, whether in cash, securities, or other property of any kind including, without limitation, any

        Affiliate of Borrower, other than:

                      (A) advances or loans to officers and directors of
               Borrower in an amount not to exceed $50,000 outstanding at any one time to any one Person and $500,000 in the aggregate to all such officers and directors outstanding at any one time;

                      (B) Cash Equivalents;

                      (C) Interest-bearing demand or time deposits (including
               certificates of deposit) which are insured by the Federal Deposit Insurance Corporation ("FDIC") or a similar federal insurance program; provided, however, that Borrower may, in the ordinary course of its business, maintain in their disbursement accounts from time to time amounts in excess of then applicable FDIC or other program insurance limits;

                      (D) Investments of Borrower existing on the date of this
               Agreement and set forth on Exhibit G hereto;

                      (E) Investments by Borrower in the form of loans made to
               Parent to enable Parent, upon the death, disability or involuntary termination of employment without cause of an employee of Borrower, to repurchase shares of the Parent's common stock owned by such employee for cash pursuant to a management stock incentive program so long as the aggregate amount of loans shall not exceed $50,000 in any one year and $100,000 in the aggregate, provided that any such loans to Parent shall not be subordinated in right of payment to any other indebtedness or obligations of Parent; and

                      (F) Such other Investments as IBM Credit may approve in
               its sole discretion.

               (xii) Except as otherwise expressly permitted by this Agreement, directly or indirectly, enter into any transaction with or for the benefit of, including, without limitation, the purchase, sale or exchange of property or the rendering of any service to, any Affiliate of Borrower except upon fair and reasonable terms no less favorable to Borrower than could be obtained in a comparable arm's-length transaction with an unaffiliated Person; provided that (A) any Affiliate of Borrower who is an individual may serve as a director, officer or employee of Borrower and receive reasonable compensation or indemnification in connection with his or her services in such capacity and (B) Borrower may enter into any other transaction with or for the benefit of any Affiliate of Borrower so long as the aggregate amount of all amounts required to be paid to and other consideration permitted to be received by all such Affiliates pursuant to such other transactions shall not exceed $3,000,000 in the aggregate in any fiscal year of Borrower.

               (xiii) Directly or indirectly:

                      (A) Engage, or permit any ERISA Affiliate to engage, in
               any prohibited transaction which could result in a civil penalty or excise tax described in Sections 406 of ERISA or 4975 of the Internal Revenue Code being imposed directly, through any indemnification obligation, or otherwise, on the Borrower or any ERISA Affiliate, for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

                      (B) permit to exist with respect to any Benefit Plan any
               accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), whether or not waived;

                      (C) fail, or permit any ERISA Affiliate to fail, to timely pay required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;.

                      (D) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan where such event would result in any liability of Borrower or any ERISA Affiliate under Title IV of ERISA;

                      (E) fail, or permit any ERISA Affiliate to fail, to make
               any required contribution or payment to any Multiemployer Plan;

                      (F) fail, or permit any ERISA Affiliate to fail, to pay
               any required installment or any other payment required under
               Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment;

                      (G) amend, or permit any ERISA Affiliate to amend, a Plan
               resulting in an increase in current liability for the plan year such that Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Internal Revenue Code;

                      (H) withdraw, or permit any ERISA Affiliate to withdraw,
               from any Multiemployer Plan where such withdrawal may result in any liability of any such entity under Title IV of ERISA; or

                      (I) allow any representation made in Section 11(a)(xiv) to be untrue at any time during the term of this Agreement.

               (xiv) Directly or indirectly, (A) amend, modify, or permit the amendment, modification, of its Certificate of

        Incorporation when such amendment or modification would materially affect Customer's ability to fulfill its obligations and responsibilities under this Agreement (it being understood that Customer will notify IBM Credit within thirty (30) days after making or permitting to be made any other amendment or modification to its Certificate of Incorporation not included in (A)), (B) cancel or terminate or permit the cancellation or termination of its Certificate of incorporation, or (C), without prior written notice to IBM Credit, amend, modify, cancel or terminate or permit the amendment, modification, cancellation or termination of any instrument or agreement governing or relating to any Indebtedness of Borrower, the Commercial Revolving Loan and Security Agreement provided, however, that Borrower may amend or otherwise modify the terms relating to compensation paid to the provider of any such Indebtedness without notice to IBM Credit.

               (xv) Directly or indirectly, create or otherwise cause or suffer to exist or become effective, (A) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of IBM Credit) on the creation or existence of any Lien upon the assets of Borrower (other than those restrictions set forth in the agreements relating to the Indebtedness set forth on Exhibit F-A as in effect on the date of this Agreement), (B) any contractual obligation which may restrict or inhibit IBM Credit's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default or (C) any encumbrance or restriction on the ability of any of the Subsidiaries of Borrower to (1) pay dividends or make any other distributions on such Subsidiary's capital stock or pay any Indebtedness owed to Borrower or a Subsidiary of Borrower, (2) make loans or advances to Borrower or a Subsidiary of Borrower or (3) transfer any of its properties or assets to Borrower.

               (xvi) Move or otherwise relocate any computer equipment or systems located in Borrower's facilities in Canton, Massachusetts or Erlanger, Kentucky.

               (xvii) Transfer or sell any assets included in the calculation of Value as defined in Section 3(c) to ENTEX Information Services of Michigan, Inc. or ENTEX Services, Inc. without obtaining IBM Credit's prior written consent.

        12. Financial Covenants. Borrower shall hold quarterly business reviews of the following financial covenants with IBM Credit. Borrower covenants and agrees with IBM Credit that:

        (a) Borrower shall at all times maintain a ratio of current assets to current liabilities equal to at least 1.01 to 1 during Borrower's fiscal year ending on June 30, 1996 or for any fiscal year thereafter.

        (b) Borrower shall at all times maintain a ratio of (i) total liabilities minus the aggregate outstanding principal amount of Subordinated Debt to (ii) the sum of Tangible Net Worth and the aggregate outstanding principal amount of Subordinated Debt of not more than 20 to 1 during Borrower's fiscal year ending on June 30, 1996 or for any fiscal year thereafter.

        (c) Borrower shall not permit the sum of Tangible Net Worth and the aggregate outstanding principal amount of Subordinated Debt at any time to be less than twenty-one million dollars ($21,000,000) at any time during Borrower's fiscal year ending on June 30, 1996 or for any fiscal year thereafter.

        (d) Borrower shall not permit, at the end of any fiscal quarter beginning on or after the date hereof, the ratio of EBIT to Interest Expense for the period of two consecutive fiscal quarters then ended to be less than 1.1 to 1 during Borrower's fiscal year ending on June 30, 1996 or for any fiscal year thereafter.

        (e) Beginning on or after the date hereof, Borrower shall not permit its Consolidated Net Income for any Fiscal Quarter to be less than 0.2% of sales during such Fiscal Quarter in Borrower's fiscal year ending on June 30, 1996 or for any fiscal year thereafter.

        (f) Borrower shall not permit the aggregate amount of Capital Expenditures made in any fiscal year to exceed $10,000,000 net of dispositions related to such Capital Expenditures.

        (g) Borrower shall at all times maintain Working Capital of not less than (i) thirteen million dollars ($13,000,000) at any time from and including the date hereof to and including the last day of Borrower's second 1996 Fiscal Quarter, (ii) thirteen million dollars ($13,000,000) PLUS seventy-five percent (75%) of Borrower's net income after taxes earned by Borrower during Borrower's second 1996 Fiscal Quarter ("Third 1996 Quarter W/C Minimum") at all times during Borrower's third 1996 Fiscal Quarter, (iii) Third 1996 Quarter W/C Minimum PLUS seventy-five percent (75%) of Borrower's net income after taxes earned during Borrower's third 1996 Fiscal Quarter ("Fourth 1996 Quarter W/C Minimum") at all times during Borrower's fourth 1996 Fiscal Quarter, (iv) the greater of (a) seventeen million dollars ($17,000,000) and (b) the Fourth 1996 Quarter W/C Minimum PLUS seventy-five percent (75%) of Borrower's net income after taxes earned in Borrower's fourth 1996 Fiscal Quarter ("First 1997 Quarter W/C Minimum"), and (v) for each succeeding Borrower's Fiscal Quarter, the minimum Working Capital for the immediately preceding Fiscal Quarter PLUS seventy-five percent (75%) of Borrower's net income after taxes earned by Borrower during such preceding Fiscal Quarter. "Working Capital" as of any date shall mean current assets minus current liabilities, in each case as of such date.

        Borrower agrees that at such quarterly review with IBM Credit, Borrower will provide a Compliance Certificate, in substantially the form of Exhibit J hereto, signed by its Chief Executive Officer, Chief Financial Officer or Vice President & Treasurer, that no default under this Agreement exists or if such default exists, specifying the nature thereof.

        13. Events of Default; Power of Attorney. (a) There shall be an "Event of Default" if:

               (i) Borrower fails to pay (x) any principal amount or any finance charges referred to in Section 3 payable to IBM Credit when due and (y) any other amount within two (2) days of such other amount coming due; or

               (ii) Borrower fails to comply with or observe any term, covenant or agreement contained in Section 6, Section 11(a), 11(b)(iii) or (iv), 11(c) or Section 12 of this Agreement; or

               (iii) Borrower or any of its Affiliates party to a Credit Document (collectively, the "Credit Parties" and, individually a "Credit Party") shall fail to perform or observe any term, covenant or agreement contained in any Credit Document (other than this Agreement) or any other document, instrument, or agreement evidencing or governing obligations equal to or in excess of $3,000,000 in the aggregate by and between IBM Credit or any Authorized Supplier (or any subsidiary of such Authorized Supplier) and, or executed for the benefit of IBM Credit or any Authorized Supplier (or any subsidiary of such Authorized Supplier) by, Borrower or any such Credit Party (other than those terms, covenants and agreements referred to in clauses (i) and (ii) above) and in the sole opinion of IBM Credit, such failure is not susceptible to cure; or


               (iv) Borrower or any other Credit Party shall fail to comply with or observe any term, covenant or agreement contained in this Agreement, any other Credit Document or any other document, instrument or agreement evidencing or governing obligations equal to or in excess of $1,000,000 in the aggregate by and between IBM Credit or any Authorized Supplier (or any subsidiary of such Authorized Supplier) and, or executed for the benefit of IBM Credit or IBM Corporation (or any subsidiary of IBM Corporation) by, Borrower or any such Credit Party (other than those terms, covenants and agreements referred to in clauses (i), (ii) and
        (iii) above), and such failure shall continue to unremedied for twenty
        (20) days; or

               (v) any representation, warranty, certification or statement made by Borrower or any other Credit Party in this Agreement or any other Credit Document proves to have been incorrect in any material respect when made (or deemed made); or

               (vi) Borrower, Parent or any other Credit Party shall generally not pay its debts as such debts become due, become or otherwise declare itself insolvent, file a voluntary petition for bankruptcy protection, have filed against it any involuntary bankruptcy petition which remains undismissed for a period of forty-five (45) days, cease to do business as a going concern, make any assignment for the benefit of creditors, consent to the appointment of a custodian, receiver, trustee, liquidator, administrator or person with similar powers or have any of its properties seized or attached, or take any action to authorize, or for the purpose of effectuating, any of the foregoing; or

               (vii) under any agreement or instrument for borrowed money, trade credit or other credit accommodation having a principal amount outstanding in excess of $3,000,000 to which Borrower, Parent or any other Credit Party is a party (A) there shall occur any payment default by Borrower, Parent or any other Credit Party, (B) any non-payment default by Borrower, Parent or any other Credit Party shall have occurred and shall have been declared a default or event of default by the creditor under such agreement or instrument, trade credit or other credit accommodation, or (C) the principal amount of any such indebtedness shall not be paid in full by Borrower, Parent or any such Credit Party at its maturity; or

               (viii) any Credit Party shall terminate, revoke, rescind, disaffirm or fail to honor any of its obligations under any Credit Document to which it is a party or any Credit Party shall assert in writing its intention to take any of the aforementioned actions, any Lien granted under any Collateral Document shall cease to have the priority purported to be created thereby or by any subordination or intercreditor agreement, or any Person party to a subordination or intercreditor agreement with IBM Credit pursuant to which such Person subordinates its Lien in any Collateral to the Lien of IBM Credit granted pursuant to the Credit Documents shall terminate, revoke, rescind, disaffirm or fail to honor any of its obligations under any such agreement or any such Person shall assert in writing its intention to take any of the aforementioned actions; or

               (ix) any final judgment or final order for the payment of money, shall be rendered against Borrower, Parent or any other Credit Party and such judgment or order is in an amount in excess of $3,000,000 and either (A) enforcement proceedings shall have been commenced upon such judgment or order or (B) there shall be any period of ten (10) consecutive days during which a stay of such enforcement of such judgment or order, including, but not by way of limitation, by reason of a pending appeal or otherwise shall not be in effect; or

               (x) (A) Dort A. Cameron III shall cease to own and/or control, directly or indirectly, at least 60% of the issued and outstanding capital stock of Parent, (B) Parent shall cease to own and/or control at least 90% of the aggregate principal amount of Acquisition Subordinated Debt outstanding at any time provided that, if Parent receives financing from a creditor using the Senior Secured Note as collateral, such creditor will be advised by Parent and will agree that such creditor's security interest in the Senior Secured Note will be junior to IBM Credit's security interest in such Note, (C) any Lien shall be granted, or shall otherwise exist, on any of the capital stock of Borrower, or Parent shall cease to own and/or control 100% of the issued and outstanding capital stock of Borrower or (D) Parent shall engage in any activity or business other than (x) holding such capital stock of Borrower or (y) owning in part or in whole companies whose sole business is providing information services training and/or computer training to other companies unless IBM Credit approves such other activity or business in advance and in writing; or

               (xi) an event or circumstance occurs which could reasonably be expected to have a Material Adverse Effect.

               (b) Upon the occurrence of an Event of Default, IBM Credit may, without notice to or demand upon Borrower or any other Credit Party, do any one or more of the following:

               (i) Declare all or any part of the Advances to be due and payable immediately, together with all finance charges accrued thereon and all court costs and other costs and expenses of IBM Credit's repossession and collection activity, including reasonable attorney's fees and the other fees and expenses specified in Sections 13(d) and 17; provided, however, that all such amounts shall become immediately due and payable without prior notice upon the occurrence of an Event of Default specified in Section 13(a)(vi), In any such case, Borrower shall hold and keep the Collateral in trust in good order and repair for the benefit of IBM Credit and shall not exhibit or sell the Collateral without the prior written consent of IBM Credit.

               (ii) Exercise any or all of the rights and remedies provided for by the applicable Uniform Commercial Code, specifically including, without limitation, the right to recover the fees and expenses incurred by IBM Credit in connection with the enforcement of this Agreement and the other Credit Documents or in connection with Borrower's redemption of the Collateral, including fees, expenses and disbursements of attorneys and paralegals (including the allocated costs of inside counsel).

               (iii) Require Borrower to assemble the Collateral or any part thereof and make it available at one or more places as IBM Credit may designate and deliver possession of the Collateral or any part thereof to IBM Credit, who shall have full right to enter upon any or all of Borrower's premises and property to exercise IBM Credit's rights hereunder and under the other Credit Documents.

               (iv) Use, manage, operate and control the Collateral and Borrower's business and property to preserve the Collateral or its value, including, without limitation, the rights to take possession of all of the Collateral, to exclude any third parties from Borrower's premises and property.

               (v) Enforce one or more remedies hereunder and under the other Credit Documents, successively or concurrently, and such action shall not operate to estop or prevent IBM Credit from pursuing any other or further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Borrower from its obligations hereunder.

               (vi) Proceed by an action or actions at law or in equity to foreclose this Agreement or any of the other Credit Documents and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

               (vii) Terminate the Line of Credit as provided in Section 15 hereof.

               (c) For the purpose of enabling IBM Credit to exercise its rights and remedies under this Agreement, and for no other purpose, Borrower hereby grants to IBM Credit, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sub-license any of the Collateral consisting of intellectual property rights (including, without limitation, copyrights, trademarks, trade names, trade secrets, patents and all rights and other property relating thereto or arising therefrom) now owned or hereafter acquired by Borrower, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Upon the payment in full of all Secured Obligations and cancellation or termination of the Line of Credit or earlier release of the Collateral, the license granted by Borrower pursuant to the immediately preceding sentence shall be terminated,

               (d) Upon the occurrence and during the continuance of an Event of Default, IBM Credit shall have the right at any time to make any payments and do any other acts IBM Credit may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which, in the judgment of IBM Credit, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Collateral.

               (e) Borrower hereby agrees to reimburse IBM Credit for all payments made and expenses incurred under this Agreement and the other Credit Documents including fees, expenses and disbursements of attorneys and paralegals (including the allocated costs of inside counsel) acting for IBM Credit, including any of the foregoing payments under or acts taken to protect its security interests in the Collateral, which amounts shall be secured under this Agreement and the other Credit Documents, and agrees it shall be bound by any payment made or act taken by IBM Credit hereunder absent IBM Credit's gross negligence or willful misconduct. IBM Credit shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

               (f) Borrower hereby irrevocably authorizes and appoints IBM Credit, or any Person or agent IBM Credit may designate, as Borrower's attorney-in-fact, at Borrower's cost and expense, to exercise, to the extent permitted by applicable law, all of the following powers, which being coupled with an interest, shall be irrevocable until all of the Secured Obligations have been paid and satisfied in full:

               (i) Upon the occurrence and during the continuance of an Event of Default, to receive, take, endorse, negotiate, sign, assign and deliver, all in the name of IBM Credit or Borrower, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

               (ii) To request, at any time from customers indebted on Accounts, verification of information concerning the Accounts and the amounts owing thereon;

               (iii) Upon the occurrence and during the continuance of an Event of Default, to receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as IBM Credit may designate;

               (iv) Upon the occurrence and during the continuance of an Event of Default, to give customers indebted on Accounts notice of IBM Credit's interest therein, and/or to instruct such customers to make payment directly to IBM Credit for Borrower's account;

               (v) Upon the occurrence and during the continuance of an Event of Default, to file and prosecute any claim or claims of Borrower for any award or payment in connection with any loss, theft, destruction of, or damage to, any of the Collateral and to collect and receive any such award or payment;

               (vi) Upon the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, receive and give acquaintance for any and all other monies due or to become due on any Collateral or by virtue thereof;

               (vii) Upon the occurrence and during the continuance of an Event of Default, to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any of the Collateral;

               (viii) Upon the occurrence and during the continuance of an Event of Default, to sell, transfer, assign or otherwise deal in or with any of the Collateral, as fully and effectually as if IBM Credit were the absolute owner thereof; and

               (xi) Upon the occurrence and during the continuance of an Event of Default, to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.


IBM Credit's authority under this Section 13(f) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign Borrower's name on all financing statements or any other documents deemed necessary or appropriate to preserve protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral and prepare, file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any customer of Borrower, and to take any other actions arising from or incident to the powers granted to IBM Credit in this Agreement and the other Credit Documents. Borrower hereby ratifies all that IBM Credit shall lawfully do or cause to be done by virtue of this Section 13(f).

               (g) IBM Credit shall have and be entitled to exercise all powers hereunder which are specifically granted to IBM Credit by the terms hereof, together with such powers as are reasonably incident thereto. IBM Credit may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither IBM Credit nor any director, officer, employee, attorney or agent of IBM Credit shall be liable to Borrower or any other Credit Party for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall IBM Credit be responsible for the validity, effectiveness or sufficiency of this Agreement, any other Credit Document or of any other document or security furnished pursuant hereto or thereto. IBM Credit and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper Person or Persons.

        (h) In connection with any public or private sale under the applicable Uniform Commercial Code, IBM Credit shall give Borrower at least ten days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof may be made, which shall be deemed to be reasonable notice of such sale or other disposition.

        (i) If IBM Credit recovers possession of all or any part of the Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, IBM Credit may thereafter retain, sell or otherwise dispose of such Collateral in accordance with this Agreement or the applicable Uniform Commercial Code, and following such retention, sale or other disposition, IBM Credit may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. Borrower hereby consents to the voluntary dismissal by IBM Credit of such judicial action, and Borrower further consents to the exoneration of any bond that IBM Credit files in such action.

        14. Warranty of Collateral. Borrower acknowledges that IBM Credit does not warrant the Collateral. Borrower will be obligated to pay to IBM Credit in full even if the Collateral is defective or fails to conform to the warranties extended by the supplier. The obligations of Borrower to IBM Credit will not be affected by any dispute Borrower may have with any manufacturer or distributor. Borrower will not assert against IBM Credit any claim or defense which it may have against any manufacturer or distributor.

        15. Term; Termination. The Line of Credit may be terminated by either Borrower or IBM Credit upon sixty (60) days' prior written notice to the other party, which termination shall be effective on the sixtieth (60th) day after the non-terminating party receives such notice unless earlier terminated as otherwise provided in this Section 15. During said sixty (60) day period between notice and the effective date of termination, IBM Credit shall continue to finance the purchase by Borrower of Financed Products in accordance with the terms and conditions set forth in this Agreement. Notwithstanding the foregoing, the Line of Credit shall terminate on the last day of the Revolving Period. Upon termination of the Line of Credit and provided that no Event of Default has occurred, all of the indebtedness of Borrower to IBM Credit hereunder shall be paid in accordance with the payment terms set forth in this Agreement. If any party terminates the Line of Credit pursuant to this Section, neither party hereunder shall be relieved from any obligation to the other with respect to transactions under this Agreement which occur or are committed to before the effective date of termination. In addition to the foregoing, IBM Credit may terminate the Line of Credit immediately without prior notice if an Event of Default has occurred; provided, however, that the Line of Credit shall automatically terminate, and all outstanding indebtedness owing from Borrower to IBM Credit under this Agreement shall become immediately due and payable, upon the occurrence of an Event of Default specified in Section 13(a)(vi). After the termination of the Line of Credit all Advances (if any) made by IBM Credit pursuant to this Agreement shall be at IBM Credit's sole discretion.

        16. Confidentiality Statement. (a) IBM Credit and Borrower acknowledge that this Agreement, and any further exhibits, addendums or amendments thereto, or any information disclosed under this Agreement, are strictly confidential, and neither IBM Credit nor Borrower shall reproduce or disclose to any third party any or all of such confidential matters unless the other party hereto consents in writing to such reproduction or disclosure or except as required by law including required filings with the Securities and Exchange Commission; provided that the foregoing limitations shall not apply to information which (i) is or becomes available to the general public other than as a result of a disclosure by Borrower, (ii) was already in IBM Credit's possession on a non-confidential basis prior to its disclosure by Borrower or (iii) becomes available to IBM Credit on a non-confidential basis from a source other than Borrower. Notwithstanding the foregoing, neither IBM Credit nor Borrower will be prevented from disclosing confidential matters (i) to its legal counsel and independent auditors, (ii) to any potential holder of a participating interest, assignment or other interest in the obligations of Borrower under this Agreement or any Person that provides or may provide credit insurance or similar service to IBM Credit which, in each case, agrees in writing to maintain the confidentiality of such information on terms, considered as a whole, no less protective than those contained herein, (iii) to the extent reasonably required in connection with any litigation to which IBM Credit or Borrower may be a party, (iv) to the extent reasonably required in connection with the exercise of any remedy hereunder or (v) upon the order of any court or administrative agency. In addition to the foregoing, Borrower may provide a copy of this Agreement to its creditors upon the request of any such creditor.

               (b) In the event that IBM Credit or Borrower, as the case may be, is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose any information subject to the provisions of Section 16(a), it is agreed that such party will provide the other party with prompt notice of any such request or requirement so that the other party may seek an appropriate protective order or waive compliance with the provisions of this Agreement. If, failing the entry of a protective order or the receipt of a waiver hereunder, the party from whom disclosure is being requested or required is, in the opinion of its counsel, compelled to disclose such confidential matters, such party may disclose that portion of such confidential matters which its counsel advises such party that such party is compelled to disclose,

        17. Fees and Expenses; Indemnity

            (a) Borrower hereby agrees to pay to IBM Credit, promptly upon demand therefor, all costs and expenses (including, without limitation, the fees and disbursements of counsel including in-house counsel of IBM Credit) incurred by IBM Credit from time to time in connection with the preparation, execution, delivery, administration and enforcement of this Agreement, each of the other Credit Documents and any other agreement, document or instruments executed in connection herewith or therewith, the actions and transaction provided for herein and therein or contemplated hereby or thereby.

            (b) Borrower hereby agrees to indemnify and hold harmless IBM Credit and its shareholders, officers, directors, agents, employees, legal representatives, successors assigns and Affiliates (each an "indemnitee") against any losses, claims, damages, liabilities or other expenses ("Losses") to which any of them may become subject insofar as such Losses arise out of or are based upon any event, circumstance or condition occurring or existing on or before the date of this Agreement or relating to the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby, except that such indemnity obligations shall not apply to any Loss to the extent such Loss arises from the gross negligence or willful misconduct of the indemnitee seeking indemnification.

        18. Miscellaneous.

            (a) IBM Credit's failure to take action whenever Borrower defaults shall not prevent IBM Credit from taking action or waive IBM Credit's right to take action as to any default or any later default.

            (b) Borrower waives to the extent permitted by law any and all rights of set-off it may have against IBM Credit for any reason whatsoever. Borrower further waives to the extent permitted by law presentment, demand and protest, and, except as herein expressly provided, notices of nonpayment, nonperformance, any right of contribution, dishonor, amount of indebtedness outstanding, any other demands, and notices required by law.

            (c) Borrower acknowledges that it may not assign this Agreement without the prior written consent of IBM Credit. This Agreement shall protect and bind the permitted successors and assigns of Borrower and the successors and assigns of IBM Credit and any of the existing or future Affiliates of IBM Credit that may extend credit to Borrower. Without limiting the generality of the foregoing, IBM Credit may grant participating interests (without the consent of Borrower) to one or more Persons in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Line of Credit, the Advances and/or the Term Loan owing to it); provided that (i) IBM Credit's obligations under this Agreement shall remain unchanged, (ii) IBM Credit shall remain solely responsible to Borrower for the performance of such obligations

(iii) Borrower shall continue to deal solely and directly with IBM Credit in connection with IBM Credit's rights and obligations under this Agreement; provided that the foregoing shall not limit IBM Credit's ability to transfer, grant, assign or sell any participating interest in respect of which the participant shall have rights to approve any amendment or waiver of this Agreement. Notwithstanding the foregoing, IBM Credit hereby agrees that it will not grant any such participating interests to any direct competitor of Borrower or any other entity known by IBM Credit to be an Affiliate of any such competitor.

            (d) This Agreement can be varied only by a document signed by the authorized representatives of Borrower and IBM Credit. If any provision of this Agreement or its duplication is invalid, or unenforceable, the remainder of this Agreement will not be affected.

            (e) Any notice or other communication required or desired to be given under this Agreement shall be in writing and mailed, by certified or registered mail, return receipt requested, postage prepaid, if to Borrower as follows:

                                       ENTEX Information Services, Inc.
                                       Six International Drive
                                       Bye Brook, 10573-1058
                                       Attention: Frederic Rubin
                                       Vice President, Treasurer
                                       Fax No.: 914-935-3630

or if to IBM Credit as follows:

                                       IBM Credit Corporation
                                       290 Harbor Drive
                                       Stamford, CT 06904-2399
                                       Attention:  Director of Remarketing
                                                   Financing Support
                                                   Director of Remarketer
                                                   Financing Portfolio
                                       Fax No.:    203-973-5210/5727
                                                   203-973-7902

or, in each such case, to such other address as either party may from time to time in writing designate to the other. All such notices (except a notice of change of address which shall be effective when actually received or when delivery is refused) shall be deemed received when such receipt can be documented, or, at the latest, on the fifth (5th) regular mail delivery date following the postmark date it bears, unless this Agreement shall otherwise provide for effectiveness of notice upon actual receipt of such notice.

            (f) For any of the Collateral that is located in Louisiana, Borrower agrees that IBM Credit will have a vendor's privilege granted under Louisiana law to the fullest extent as if IBM Credit had actually sold the Collateral to Borrower.

            (g) IBM Credit has and will at all times possess all the rights and remedies of a secured party under law and its rights and remedies as such and hereunder are and will always be cumulative. Borrower agrees that a private sale by IBM Credit following the occurrence of an Event of Default of any of the Collateral to a dealer in those types of goods is a commercially reasonable sale. Further, Borrower agrees that following the occurrence of an Event of Default, IBM Credit's delivery of any Financed Products to any Authorized Supplier with a request that it repurchase those goods, as provided in any repurchase agreement with IBM Credit, is a commercially reasonable disposition.

            (h) Borrower waives any statutory right to notice of hearing prior to IBM Credit's attachment, repossession or seizure of the Collateral to the maximum extent permitted by law.

            (i) IBM Credit hereby notifies Borrower that it will endorse any checks for payments received from any Authorized Supplier.

            (j) Borrower hereby waives any right to notice and hearing under Chapter 903a of the Connecticut General Statutes, or as otherwise allowed by any state or federal law, with respect to any prejudgment remedy which IBM Credit may elect to pursue in the event of the occurrence of an Event of Default.

            (k) Regardless of any other document, agreement or instrument executed by or for the benefit of Borrower, Borrower hereby agrees that it shall not receive from any Authorized Supplier or IBM Credit (or any Affiliate of any of them) any price protection credits at any time unless (i) IBM Credit shall be satisfied that Borrower has made all appropriate adjustments to its inventory valuation appropriate in connection with such price protection credit, (ii) no Shortfall Amount shall exist hereunder, and (iii) no Default or Event of Default shall have occurred and be continuing.

            (1) IBM Credit and Borrower agree that the intent of this Agreement is to amend and restate the Existing Agreement in its entirety to set forth the terms and conditions under which IBM Credit may hereafter make Advances to Borrower. It is the intent of IBM Credit and Borrower that, commencing as of the date hereof, this Agreement replace in its entirety the Existing Agreement and that, from and after the date hereof, all rights accrued under the Existing Agreement, to the extent not previously extinguished through payment, shall continue in full force and effect under this Agreement.

        19. Definitions - General. The following terms, as used herein, have the following meanings or are defined in the Sections referred to below:

               "Accounts" -- Section 6(a).

               "Acquisition Subordinated Debt" - shall mean the

Indebtedness of Borrower evidenced by that certain Senior Secured Note dated August 6, 1993 made by Borrower and payable to Parent in the original principal amount equal to $10,000,000.

        "Advance" -- Section 1(a).

        "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person and, if such Person is an individual, any member of the immediate family (including parents, siblings, spouse, children, step-children, nephews, nieces and grandchildren) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, "control" shall mean the possession, directly or indirectly, of power to direct or cause the direction of management and policies of a business, whether through the ownership of securities or other ownership interests, by contract or otherwise and either alone or in conjunction with others or any group; provided that, in any event with respect to Borrower, any Person which owns directly or indirectly, alone or in conjunction with others or any group, 5% or more of the securities having ordinary voting power for the election of directors or other governing body of Borrower or 5% or more of the securities or other ownership interests of Borrower (including warrants to acquire such ownership interests, whether or not then exercisable), and any Affiliate of such Person, will be deemed to control Borrower. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation.

        "Agreement" - Preamble.

        "Auditors" shall mean any nationally recognized firm of independent public accountants selected by Borrower and satisfactory to IBM Credit in its reasonable discretion.

        "Authorized Supplier Claims" -- Section 2(a).

        "Authorized Suppliers" Recitals.

        "Base Finance Charge" Section 3(a).

        "Base Financial Statements" -- Section 20.

        "Benefit Plan" shall mean a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) for which Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

        "BLI Subordinated Debentures" shall mean 5.5% Convertible Subordinated Debentures issued by Business Land, Inc. and due 2007 which have been assumed by Borrower.

        "Blocked Account Agreement" -- Section 11(b)(iv),

        "Borrower" -- Preamble.

        "Business Day" shall mean any day excluding Saturday, Sunday and any other day on which commercial banks are not required or authorized to close in New York, New York,

        "Capital Expenditures" shall mean, for any period, the sum of (a) all expenditures capitalized for financial statement purposes in accordance with GAAP plus, without duplication, (b) the entire principal amount of any Indebtedness (including obligations under capitalized leases) assumed or incurred in connection with any such expenditures; provided that Capital Expenditures shall in any event include the purchase price paid in connection with the acquisition of any Person (including through the purchase of a majority of the capital stock or other ownership interests of such Person or through merger or consolidation) to the extent allocable to property, plant or equipment, Proceeds of insurance applied to the repair or replacement of the property affected by a casualty loss shall not constitute Capital Expenditures.

        "Cash Equivalents" shall mean (i) securities issued, guaranteed or insured by the United States or any of its agencies with maturities of less than one year from the date acquired; (ii) certificates of deposit with maturities of less than one year from the date acquired issued by a U.S. federal or state chartered commercial bank of recognized standing, which has capital and unimpaired surplus in excess of $200,000,000 and which bank or its holding company has a short-term commercial paper rating of at least A-1 or the equivalent by Standard & Poor's Corporation and at least P-1 or the equivalent by Moody's Investors Services, Inc.; (iii) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described In (i) above and entered into only with commercial banks having the qualifications described in (ii) above; (iv) commercial paper, other than commercial paper issued by Borrower or any of its Affiliates, issued by any Person incorporated under the laws of the United States or any state thereof and rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., in each case with maturities of less than one year from the date acquired; and (v) investments in money market funds registered under the Investment Company Act of 1940, which have net assets of at least $200,000,000 and at least eighty-five percent (85%) of whose assets consist of securities and other obligations of the type described in clauses (i) through (iv) above.

        "Collateral -- Section 6(a).

         "Collateral Documents" shall mean all contracts, instruments and other documents now or hereafter executed and delivered in connection with this Agreement and the transactions contemplated hereby, pursuant to which liens and security interests are granted to IBM Credit in property of any Person party thereto and/or the obligations of Borrower hereunder are guaranteed to IBM Credit and any document pursuant to which any creditor of Borrower subordinates its rights with respect to all or any portion of the Indebtedness or other obligations owing to, or the Liens granted to, such creditor to the rights of IBM Credit hereunder or to the Liens granted to IBM Credit in connection herewith.

        "Commercial Revolving Loan and Security Agreement" shall mean that certain Commercial Loan and Security Agreement dated as of November 8, 1993, as amended through the date of this Agreement among Borrower and, as Lender and Agent, Citibank, N.A.

        "Common Due Date" -- Section 3(a).

        "Consolidated Net Income" shall mean for any period the consolidated net income of Borrower and its consolidated Subsidiaries for such period as determined in accordance with GAAP applied on a basis consistent with prior practices.

        "Credit Documents" shall mean, collectively, this Agreement, each of the Collateral Documents, and all other documents, agreements, instruments, guaranties opinions and certificates now or hereafter executed and delivered in connection herewith or therewith, as the same may be modified, amended, extended, restated or supplemented from time to time.

        "Credit Parties" -- Section-13(a).

        "DFS" shall mean Deutsche Financial Services Corporation.

        "Daily Shortfall Amount" -- Section 3(b).

        "Daily Shortfall Payment Date" -- Section 3(b).

        "Default" -- Section l(a).

        "DOL" shall mean the United States Department of Labor and any successor department or agency.

        "EBIT" shall mean, with respect to any fiscal period, the Consolidated Net Income (other than extraordinary items) for such period, plus (i) the amount of all Interest Expense and income tax expense of Borrower and its consolidated Subsidiaries for such period and less (ii) gains and losses attributable to any fixed asset sales by Borrower and its consolidated Subsidiaries during such period.

        "Eligible Ingram Non-Financed Products" at any time shall mean all inventory (excluding IBM Service Parts and Financed Products) (i) which is owned by (and in the possession or under the control Of Borrower) and located in Borrower's Erlanger, Kentucky; Canton, Massachusetts; Issaquah, Washington; or Golden Valley, Minnesota warehouse, (ii) as to which IBM

Credit has a valid, perfected first priority security interest and (iii) which is eligible for repurchase by Ingram Micro pursuant to the Ingram Micro Purchase Agreement, in each case, at such time.

"Eligible Ingram Non-Financed Products Value" -Section 3(c).

        "Eligible Receivables" shall mean the accounts of Borrower, provided, however, the following accounts of Borrower will be deemed ineligible for the purpose of this Agreement:

        (i) accounts created from the sale of goods and services on nonstandard terms and/or that allow for payment to be made more than (x) sixty (60) days from the date of sale to any State of California department or agency and (y) forty-five (45) days from date of sale to any other account obligor to Borrower;

        (ii)   accounts unpaid more than ninety (90) days from date of invoice;

        (iii) accounts owing by any obligor if fifty percent (50%) or more of the aggregate amount of all accounts owing by such obligor to Borrower remain unpaid for more than ninety (90) days from the date of invoice;

        (iv) accounts with respect to which the obligor is an officer, employee, agent, parent, subsidiary or Affiliate of Borrower or has common shareholders, officers, or directors with Borrower;

        (v)    consignment sales;

        (vi) accounts with respect to which the payment by the obligor is or may be conditional;

        (vii) accounts with respect to which the obligor is not a resident of the United States;

        (viii) accounts owing by any obligor to which Borrower is liable for goods sold or services rendered by such obligor to Borrower and which Borrower's obligations to the obligor is greater than ten percent (10%) of the amount of such accounts;

        (ix) accounts in respect of goods purchased for a personal, family or household purpose;

        (x) accounts in respect of goods which have been used for demonstration purposes or loaned by Borrower to another party;

        (xi) accounts which are progress payment accounts or contra accounts;

        (xii) accounts upon which IBM Credit does not have a valid, perfected, first priority security interest;

        (xiii) accounts as to which the obligor thereon has not been instructed to remit the proceeds thereof to one of the Lockboxes referred to in Section 11(b)(iv) hereof;

        (xiv) accounts originated by the Washington D.C.-Federal division of Borrower (or designated as branch no. 115 or by offices of Borrower located in (a) Westport, Connecticut (or designated as branch No. 103), (b) Oakbrook Terrace, Illinois (or designated as branch #107), (c) Chicago, Illinois (or designated as branch No.
               107), (d) Elmhurst, Illinois (or designated as branch No. 107),
               (e) Pembroke Pines, Florida (or designated as branch No. 164 and/or 165), (f) Pittsburgh, Pennsylvania (or designated as branch No. 111), (g) Philadelphia, PA (or designated as branch No. 109), or New York, NY (or designated as branch No. 112) or any successor office or branch;

        (xv) accounts payable by an account debtor that Borrower knows is or will become, subject to proceedings under United States Bankruptcy Law or other law for the relief of debtors; and

        (xvi) any and all other accounts which IBM Credit deems, in good faith, to be ineligible; provided, however, that IBM Credit will provide Borrower with ten (10) days' notice that IBM Credit has classified a type of Account to be ineligible for purposes of this Section;

provided, that, the aggregate unpaid balance of the accounts owing by any one obligor (including all Affiliates of such obligor) which would otherwise qualify as Eligible Receivables hereunder shall be limited (in inverse chronological order) to the extent necessary so as to not exceed (y) $20,000,000 for obligors who are rated BAA or better by Moody's Investor Service or are state government entities and (z) three percent (3%) of the Eligible Receivables for all other obligors.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute thereto and all final or temporary regulations promulgated thereunder and published generally applicable rulings entitled to precedential effect,

        "ERISA Affiliate" shall mean any entity required at any relevant time to be aggregated with Borrower under Sections 414(b), (c), (m) or (o) of the Internal Revenue Code.

        "Event of Default" -- Section 13(a).

        "Financed Products" -- Recitals.

        "First Lien Collateral" -- Section 6(a).

        "Fiscal Months" shall mean, with respect to each Fiscal Quarter, each of the first two consecutive four-week periods beginning on the first day of each Fiscal Quarter and the immediately succeeding consecutive five-week period thereafter in such Fiscal Quarter, as each such period may be adjusted to conform to the end of such Fiscal Quarter.

        "Fiscal Quarters" shall mean the first thirteen-week period beginning on each July 1 of each fiscal year and each of the three consecutive thirteen-week periods thereafter in such fiscal year, as each such period may be adjusted to conform to a June 30 fiscal year end.

        "Free Financing Period" shall mean for each Advance for a Financed Product, the period, if any, in which IBM Credit does not charge Borrower a financing charge. IBM Credit shall calculate the Borrower's Free Financing Period utilizing a methodology that is consistent with the methodologies used for similarly situated customers of IBM Credit. Borrower understands that certain Authorized Supplier may not offer or may cease to offer a free financing period for Borrower's purchase of Financed Products.

        "GAAP" -- Section 2(b).

        "HP Special Accounts Collateral" -- Section 3(c).

        "HP Special Inventory Collateral" -- Section 3(c).

        "IBM" -- IBM Corporation together with any of its Affiliates.

        "IBM Claims" -- Section 2(a).

        "IBM Corporation" -- International Business Machines Corporation, a New York Corporation.

        "IBM Credit" -- Preamble,

        "IBM Products" -- Recitals.

        "IBM Service Parts" -- Section 3(c).

        "Indebtedness" shall mean, with respect to any Person, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than unsecured trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of letters of credit, banker's acceptances or similar obligations issued or created for the account of such Person, (d) liabilities arising under Interest Rate Agreements of such Person, (e) all obligations under guaranties of such Person, (f) all obligations of such Person to redeem or otherwise retire any of its capital stock or any other ownership interest, including, without limitation, any warrant or other right to acquire any such capital stock or other ownership interest and (g) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

        "indemnitee" -- Section 17(b).

        "Ingram Micro" -- Ingram Micro Inc., together with its successors and assigns,

        "Ingram Micro Advances" -- Section 1

        "Ingram Micro Purchase Agreement" shall mean a purchase or repurchase agreement between IBM Credit and Ingram Micro, in form and substance satisfactory to IBM Credit in its sole discretion, pursuant to which Ingram Micro agrees to purchase or repurchase certain inventory of Borrower.

        "Interest Expense" shall mean, for any period, the aggregate consolidated interest expense of Borrower during such period in respect of Indebtedness, determined on a consolidated basis in accordance with GAAP, including, without limitation, amortization of original issue discount on any Indebtedness and of all fees payable in connection with the incurrence of such Indebtedness (to the extent included in interest expense), the interest portion of any deferred payment obligation and the interest component of any capital lease obligations.

        "Interest Rate Agreement" shall mean any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement under which Borrower is a party or beneficiary.

        "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto and all final or temporary rules and regulations promulgated thereunder and published, generally applicable rulings entitled to precedential effect to the extent such rules, regulations or rulings are effective and applicable hereto.

        "Investment" shall mean all expenditures made and all liabilities incurred (contingently or otherwise) for or in connection with the acquisition of stock or indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness) of obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time, (i) the amount of any

Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iii) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (iv) there shall not be deducted from the aggregate amount of Investments any decrease in the market value thereof.


        "Lien" shall mean any lien, claim, charge, pledge, security interest, deed of trust, mortgage, other encumbrance or, other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

        "Line of Credit" -- Section 1(a).

        "Lockboxes" -- Section 11(b)(iv).

        "Long-term Debt" -- Section 11(c)(v).

        "Losses" -- Section 17(b).

        "Material Adverse Effect" shall mean a material adverse effect on (i) the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, (ii) the value of the Collateral or the amount which IBM Credit would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, (iii) Borrower's ability to perform its obligations under the Credit Documents to which it Is a party, or (iv) the rights and remedies of IBM Credit under any Credit Document.

        "Material Contract" shall mean any contract or other arrangement, (other than the Credit Documents), whether written or oral, to which Borrower is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could have a Material Adverse Effect.

        "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA and (i) which is, or within the immediately preceding six (6) years was, contributed to by Borrower or any ERISA Affiliate or (ii) with respect to which Borrower may incur any liability.

        "Parent" shall mean ENTEX Holdings, Inc., a Delaware corporation and the owner of 100% of the issued and outstanding capital stock of Borrower,

        "PBGC" shall mean the Pension Benefit Guaranty

Corporation and any Person succeeding to the functions thereof,

        "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (including any division, agency or department thereof), and, as applicable, the successors, heirs and assigns of each.

        "Plan" shall mean any employee benefit plan, program or arrangement, whether oral or written, maintained or contributed to by Borrower, or with respect to which Borrower may incur liability.

        "Prime Rate" -- Section 3(a).

        "Reportable Event" shall mean any of the events described in Section 4043 of ERISA and the regulations thereunder.

        "Revenue" -- shall mean, for any period in respect of which the amount thereof shall be determined, the aggregate of the consolidated total or gross income or sales for such period (taken as a cumulative whole) of the Borrower as determined in accordance with GAAP, exclusive of the write-up of any asset.

        "Revolving Period" shall mean the period from and including the effective date of this Agreement to and including the first anniversary of date of this Agreement, the date first set forth above, (or if such date is not a Business Day, the next succeeding Business Day), or such later date as IBM Credit and Borrower may agree to in writing.

        "Secured Obligations" -- Section 6(a).

        "Shortfall Amount" -- Section 3(b).

        "Shortfall Payment Date" -- Section 3(b).

        "Subordinated Debt" shall mean, collectively, the Acquisition Subordinated Debt and the BLI Subordinated Debentures,

        "Subsidiary" shall mean as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

        "Tangible Net Worth" shall mean as to Borrower, (i) the excess of the total assets over total liabilities of such Person

(such assets and liabilities being determined by reference to the book value) of such Person; plus (ii) the BLI Subordinated Debentures; plus (iii) the ENTEX Holdings, Inc. subordinated note due August 2000; (iv) but excluding from the determination of such assets: (A) goodwill; (B) expenses and charges relating to or arising from the purchase of customer accounts or other similar expenses, trademarks, names, trade names, copyrights, patents, patent applications, privileges, franchises, licenses and rights in any thereof, and other similar intangibles; (C) any write-up in the book value of any asset; (D) all accounts receivable from officers, directors and stockholders of such Person; and (E) any other assets as IBM Credit, in its sole discretion, deems to exclude; all of the foregoing being determined in accordance with GAAP.

        "Termination Event" shall mean (i) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan; (ii) the withdrawal of Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower or any ERISA Affiliate from a Multiemployer Plan.

        "Value" -- Section 3(c).

        "Working Capital" -- Section 12(g).

        "Working Capital Advance Date" -- Section 3(d)

        "Working Capital Advance Option" Section 3(d)

        "Working Capital Advance Period" Section 3(d)

        20. Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms used herein shall have the meanings customarily given in accordance with GAAP, and all financial computations (including computation of reserves) to be made under this Agreement shall, unless otherwise specifically provided herein, be made in accordance with GAAP applied on a basis consistent in all material respects with the financial statements of Borrower for the period ending July 3, 1994 previously delivered to IBM Credit (the "Base Financial Statements"). All accounting determinations for purposes of determining compliance with the covenants set forth in Section 12 shall be made in accordance with GAAP as in effect on the date of this Agreement and applied on a basis consistent in all material respects with the Base Financial Statements. The financial statements required to be delivered hereunder from and after the date hereof and all financial records shall be maintained in accordance with GAAP as in effect as of the date of the Base Financial Statements, or, if GAAP shall change from the basis used in preparing the Base Financial Statements, the certificates required to be delivered pursuant to Section 2 demonstrating compliance with the covenants contained herein shall include calculations setting forth the adjustments necessary to demonstrate how Borrower is in compliance with the financial covenants based upon GAAP as in effect on the date of the Base Financial Statements. If Borrower shall change its method of inventory accounting from the first-in-first-out method to the last-in-first-out method, all calculations necessary to determine compliance with the covenants contained herein shall be made as if such method of inventory accounting had not been so changed,

        21. Other Defined Terms. Terms not otherwise defined herein which are defined in the Uniform Commercial Code as in effect in the State of New York (the "Code") shall have the meanings given them therein. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Annex, Schedule, Exhibit and like references are references to this Agreement unless otherwise specified. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by IBM Credit.

        22. Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the satisfaction (or waiver thereof by IBM Credit in its sole discretion) of the following conditions precedent:

               (a) IBM Credit shall have received on or prior to the date hereof each of the following:

                      (i) (A) certified copies of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement and each other document executed and delivered in connection herewith, and (B) a certificate of the Secretary or an Assistant Secretary of Borrower, in form and substance satisfactory to IBM Credit, certifying (1) the names and true signatures of the officers of Borrower authorized to sign this Agreement and such other documents and (2) that the Certificate of Incorporation and by-laws of Borrower have not changed from the Certificate of Incorporation and by-laws delivered by Borrower to IBM Credit with the Existing Agreement;

                      (ii) certificates dated as of a recent date from the Secretary of State or other appropriate authority evidencing the good standing of Borrower in the jurisdiction of its organization and in each other jurisdiction where the ownership or lease of its property or the conduct of its business requires it to qualify to do business and where the failure so to qualify could reasonably be expected to have a Material Adverse Effect;

                      (iii) the favorable opinion(s) of counsel to Borrower, in form and substance satisfactory to IBM Credit and its counsel;

                      (iv) copies of all approvals and consents from any Person, in each case in form and substance satisfactory to IBM Credit, which are required to enable any Credit Party to authorize, or are required in connection with, (A) the execution, delivery or performance of each Credit Document executed in connection herewith to which such Credit Party is a party, or (B) the legality, validity, binding effect or enforceability of each such Credit Document;

                      (v) loss payable endorsements in favor of IBM Credit as required pursuant to Section 9;

                      (vi) acknowledgment copies not previously provided (or other evidence of presentation for filing) of UCC-1 financing statements naming IBM Credit as secured party and signed by Borrower as secured party and filed in the jurisdictions set forth on Exhibit H and UCC-3 financing statements signed by Borrower amending all financing statements on file as of the date hereof filed against Borrower and its predecessors in favor of IBM Credit;

                      (vii) evidence in form and substance satisfactory to IBM Credit that the ownership and control of all Lockboxes and the related lockbox accounts have been transferred to IBM Credit, and Citibank, N.A. pursuant to agreements in form and substance satisfactory to IBM Credit;

                      (viii) a certificate executed by the president, chief financial officer or vice president treasurer of Borrower certifying that, as of the date of this Agreement, (A) the representations and warranties contained in this Agreement and in each other Credit Document are true and correct, (B) no Default or Event of Default has occurred and is continuing, and (C) no Shortfall Amount exists.

                      (ix) to the extent not previously provided by Borrower to IBM Credit, a copy, if any, of all documents, instruments and agreements evidencing or executed in connection with the loans and obligations made by and owing to each of DFS and Hewlett-Packard Company;

                      (x) all such other statements, certificates, documents, instruments, landlord and mortgagee waivers, financing statements, agreements and other information with respect to the matters contemplated by this Agreement as IBM Credit shall have reasonably requested.

            (b) All mortgage recording taxes, recording fees and other charges payable in connection with the filing and recording of the Credit Documents have either been paid in full by Borrower or arrangements for the payment of such amounts satisfactory to IBM Credit shall have been made.

            (c) Completion satisfactory to IBM Credit of all filings and other actions, including, without limitation the execution of intercreditor agreements in form and substance satisfactory to IBM Credit and the filing of the financing statements referred to in Section 22(a)(x), necessary or advisable for the purpose of ensuring that IBM Credit has a valid perfected security interest in all Collateral and a first priority security interest in all First Lien Collateral.

            (d) IBM Credit shall have received all fees and expenses owing to it under the terms of this Agreement and arrangements for such other compensation as Borrower or any of its Affiliates and IBM Credit shall have agreed.

        23. Conditions Precedent to Each Advance. On the date of the making of any Advance both before and after giving effect thereto and to the application of the proceeds therefrom, the following statements shall be true to the satisfaction of IBM Credit (and each request for an Advance or the acceptance by Borrower of the proceeds or benefit of such Advance and such Term Loan, shall be deemed to be a representation and warranty by Borrower that on the date of such Advance, both before and after giving effect thereto and to the application of the proceeds thereof, such statements are true):

            (a) The representations and warranties contained in this Agreement and in each other Credit Document are true and correct on and as of the date of such Advance, as the case may be, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

            (b) No Default or Event of Default has occurred and is continuing;
and

            (c) Both before and after giving effect to the making of such Advance, no Shortfall Amount exists.

        24. Amendment and Restatement; Etc. (a) Notwithstanding anything contained in any document to the contrary, it is understood and agreed by Borrower and IBM Credit that the claims of IBM Credit arising hereunder and existing as of the date hereof constitute continuing claims arising out of the obligations of the Existing Agreement. Borrower acknowledges and agrees that the Indebtedness represented by the Advances outstanding as of the date hereof has not been satisfied or discharged and that this Agreement is not intended to effect a novation of the obligations of Borrower which were evidenced by the Existing Agreement,

            (b) Borrower acknowledges and agrees that IBM Credit shall have no responsibility for the truth, accuracy or completeness of any representation, warranty or other statement made for the performance of any party thereto of its obligations thereunder. Borrower has made its own investigation of the foregoing matters and is not relying in any respect on IBM Credit with respect thereto.

        25. SUBMISSION AND CONSENT TO JURISDICTION. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF.

            (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

            (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN SECTION 18(g) OR AT SUCH OTHER ADDRESS OF WHICH IBM CREDIT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO.

            (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            (e) WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT.

        26. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        27. JURY TRIAL WAIVER. EACH OF IBM CREDIT AND BORROWER WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH BORROWER AND IBM CREDIT ARE PARTIES AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH.



                            (Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date first written above.


                                           ENTEX INFORMATION SERVICES, INC.

                                           By: /s/ Frederic E. Rubin
                                           Name: Frederic E. Rubin
                                           Title: Vice President, Treasure


                                           IBM CREDIT CORPORATION

                                           By: /s/ Paul M. Leiba
                                           Name: PAUL M. LEIBA
                                           Title: CREDIT MANAGER

                               Exhibits
                               --------

Exhibit A            Authorized Suppliers Claims Support
Exhibit B            Lockbox Bank Report
Exhibit C            Additional Reporting Requirements
Exhibit D            Locations of Collateral
Exhibit E            Intellectual Property
Exhibit F-A          Existing Secured Indebtedness
Exhibit F-B          Other Existing Indebtedness
Exhibit G            Existing Investments
Exhibit H            UCC Financing Statement Filing Locations
Exhibit I            List of Authorized Suppliers
Exhibit J            Compliance Certificate

                                    EXHIBIT A
                                    ---------

                        AUTHORIZED SUPPLIER CLAIMS REPORT

Summary Report: providing, at a minimum, the following detail:
--------------

For IBM and Lexmark:

        Balance of uncollected claims as of the date of the report
        Less:  Amount of claims greater than 90 days old
        Plus:  Product Returns filed with Proof of Delivery

        Adjusted Balance as of the date of the report

For all other Authorized Suppliers:

        Balance of uncollected claims as of the date of the report
        Less: Amount of claims greater than 90 days old

        Adjusted Balance as of the date of the report

PLUS

Detail Report: itemizing each claim included in the Summary Report, grouped by Authorized Supplier.




                                       58A

                         EXHIBIT A (PART 1) [NOT SHOWN]

















                                       58B

                         EXHIBIT A (PART 2) [NOT SHOWN]


















                                       58C

                                    EXHIBIT B

                              LOCKBOX BANK BALANCES

                                  (NOT SHOWN)



                                      59A

                                    EXHIBIT C
                                    ---------

                        Additional Reporting Requirements

        Document

-Daily Collections Report

-Weekly and Month-end Perpetual Finished Goods Inventory Reconciliation by Warehouse and IBM Credit UCC Filing Location

-Weekly Inventory Valuation Detail Report, including detail of all Eligible Ingram Non-Financed Products

-Weekly and Month-end
Collateral Management Report for Borrower


-Monthly and Weekly Accounts Receivables Aging Report for Borrower

-Monthly IBM Accounts
Receivable Aging Report


Due to IBM Credit

Each Business Day

For each week, prepared as of the close of business on the last day (i.e., Saturday) of such week and delivered by the second Business Day of the following week. For each Fiscal Month, prepared as of the last day of such Fiscal Month and delivered by the 20th day of the following Fiscal Month,

For each week prepared, by the first Business Day of the following week

For each week, prepared as of the close of business on the last day (i.e., Saturday) of such week and delivered by the second Business Day of the following week. For each Fiscal Month, prepared as of the last day of such Fiscal Month and delivered by the 20th day of the following Fiscal Month.

For each Fiscal Month, by the 20th day of the following Fiscal Month For each week, by the second Business Day of the following week

For each Fiscal Month, by the 20th day of the following Fiscal Month

                                Financial Reports
                                -----------------


        DOCUMENT                                   Due
        --------                                   ----

Annual
------

Auditors Opinion                                   120 Days after fiscal year
                                                   end
Auditory Management Letter                                              (same)

Balance Sheet, Profit & Loss,                                           (same)
Cash Flow (Actual vs Budget

List of all acquisitions                                                (same)

Other Asset Detail (Current/                                            (same)
Long Term)

Exhibit A                                          20th day of each month for
                                                   the prior month's claims

Warranty Claims                                    to be included in Exhibit A
                                                   are those claims submitted
                                                   to Authorized Suppliers by
                                                   the 25th day of the prior
                                                   month

Quarterly

Balance Sheet, Profit & Loss,                      45 days after end of Qtr
Cash Flow

Statement of Adverse Effect                                             (same)

Statement that financial                                                (same)
statement according to GAAP

List of all Acquisitions                                                (same)

Other Assets Detail (current vs                                         (same)
long term)

Monthly

Balance Sheet, Profit & Loss,                      30 days after the calendar
Cash Flow                                          month

Statement that financial statement                                      (same)
according to GAAP

                                    EXHIBIT D
                                    ---------

                     Locations Where Collateral Will Be Kept


                                  (NOT SHOWN)

                                    EXHIBIT E

                              Intellectual Property



Registered Trademarks -- Federal

Solution Line
Solution Link
Technology Summit



Registered Trademarks - California

California Computer Source



Pending Federal Applications/Common Law Trademarks

Advanced Client Services
CAC-Corporate Account Center
Desktop Vision
ENTEX
ENTEX Excelerated Solutions Plus Design ENTEX Information Services ENTEX Information Services Plus Design ENTEX Plus Design Excelerated Solution Network NTS Plus Serviceline System Builder Technology Lifecycle The Enterprise Technology Company TLG Co-Pilot

EXHIBIT F-A


                        ENTEX Information Services, Inc.
                        Schedule of Secured Indebtedness
                              As of August 27,1995



                                   Amount
Secured Party                     Outstanding                           Type of Financing
-------------                     -----------                           -----------------


IBM Credit Corp                     $273,233                            Inventory, A/R and
                                                                        Working Capital Loan

Deutsche Financial Services           40,660                            Inventory Only

Citibank N.A.                         31,261                            Accounts Receivable Only

FINOVA Capital Corp.                  53,753                            Inventory Only

ENTEX Holding, Inc.                   10,000                            Inventory, A/R and
                                    --------
                                                                        Working Capital Loan
        Total                       $408,907
                                    ========

EXHIBIT F-B


                        ENTEX Information Services, Inc.
                         Schedule of Other Indebtedness
                              As of August 27,1995



                                    Amount of
Party                               Indebtedness                 Type of Indebtedness
-----                               ------------                 ---------------------

BusinessLand, Inc. 5.5%             43,172                       Subordinated Convertible
Subordinated Convertible                                         Debentures
Debentures

Erlanger Land Co.                    5,725                       Mortgage

                                    EXHIBIT G
                              Existing Investments

NONE

                                    Exhibit H
                        ENTEX Information Services, Inc.,

                      IBM CREDIT CORPORATION UCC-1 FILINGS
                      ------------------------------------


        Jurisdiction                               File Number                  Date of Filing
        -----------                                -----------                  --------------
Arkansas - Sec. of State                            860958                      7/2/93
Arkansas - Pulaski County                          93 49783                     7/27/93
Arizona - Sec. of State                             752366                      7/27/93
California - Sec. of State                          93149233                    7/27/93
Colorado - Sec. of State                           932055999                    7/27/93
Connecticut - Sec. of State                         1022164                     7/27/93
District of Columbia                                 12812                      7/27/93
Delaware - Sec. of State                             310046                     7/27/93
Florida - Sec. of State                            930000156759                 7/27/93
Georgia - DeKalb County                              93 05987                   8/2/93
Georgia - Fulton County                            000796140                    7/27/93
Georgia - Gwinnett County                            93-5496                    7/27/93
Iowa - Sec of State                                  479163                     7/27/93
Illinois - Sec. of State                            3148717                     7/27/93
Indiana - Sec. of State                             1860143                     7/27/93
Kansas - Sec. of State                              1932292                     7/27/93
Kentucky - Sec. of State                            133786                      7/27/93
Kentucky - Boone County (fixture filing)           205679                       7/28/93
Kentucky - Fayette County                           9302768                     7/23/93
Kentucky - Franklin County                          36200                       7/27/93
Kentucky - Jefferson County                         93 06710                    7/27/93
Kentucky - Kenton County                            372757                      7/27/93
Louisiana - Caddo Parish                            09-915135                   7/27/93





                                       67A

Louisiana - Orleans Parish                                        36-75607             7/27/93
Massachusetts - Sec. of State                                     176104               7/27/93
Massachusetts - City of Boston                                    368340               7/29/93
Massachusetts - Norfolk County (fixture filing)                   46717                7/27/93
Massachusetts - Town of Needham                                    157                 7/27/93
Massachusetts - Town of Norwood                                  491710                8/05/93
Massachusetts - Town of Canton                                     5009                7/27/93
Massachusetts - Town of Framingham                                12964                7/27/93
Maryland - Sec. of State                                         132088451             7/27/93
Maryland - City of Baltimore                                      538072               7/27/93
Maryland - Montgomery County                                      011913               8/4/93
Maryland - Prince George County                                   470258               7/30/93
Michigan - Sec. of State                                          33681B               7/27/93
Minnesota - Sec. of State                                         1604838              7/27/93
Missouri - Sec. of State                                          2292306              7/27/93
Missouri - Jackson County                                         J324080              7/27/93
Missouri -St. Louis Independent City                              4206                 7/27/93
Missouri - St. Louis County                                       008880               7/27/93
North Carolina - Sec. of State                                    019635               7/27/93
North Carolina - Mecklenberg County                               010503               7/27/93
Nebraska - Sec. of State                                          593346               7/27/93
New Jersey - Sec. of State                                        1522644              7/27/93
New Mexico - Sec. of State                                       930727054             7/27/93
Nevada - Sec. of State                                           93-07796              7/27/93
New York - Sec. of State                                          160522               7/26/93
New York - Albany County                                          93 04861             7/26/93
New York - Monroe County                                         93-5060               7/27/93
New York - New York County                                       93PN38697             7/28/93





                                       67B

New York - Suffolk County                                   12903                      7/27/93
New York - Westchester County                             93 07745                     7/28/93
Ohio -Sec. of State                                        005163                      7/27/93
Ohio - Cuyahoga County                                     1255979                     7/27/93
Ohio - Hamilton County                                    93-128770                    7/27/93
Oklahoma - Oklahoma County                                 039569                      7/27/93
Oregon - Sec. of State                                     R65672                      7/27/93
Pennsylvania - Sec. of State                              22210183                     7/27/93
Pennsylvania - Allegheny County                             05037                      7/27/93
Pennsylvania - Chester County                             ST93 1805                    7/27/93
Pennsylvania - Philadelphia County                         93 3574                     7/27/93
Rhode Island - Sec. of State                               611214                      7/27/93
South Carolina. - Sec. of State                           930727-150737A.              7/27/93
Tennessee - Sec. of State                                  218182                      7/27/93
Texas - Sec. of State                                      143525                      7/27/93
Utah - Sec. of State                                       367526                      7/27/93
        Virginia - Sec. of State                          930727 7702                  7/27/93
        Virginia - Arlington County                         52624                      7/27/93
        Virginia - Fairfax County                         93-006898                    7/28/93
        Virginia - Richmond Independent City               93-1754                     7/27/93
        Washington - Sec. of State                        93-208-0001                  7/27/93
        Wisconsin - Sec. of State                          1369725                     7/27/93







                                       67C

                                    EXHIBIT I
                                    ---------

                          List of Authorized Suppliers

3 Com Corporation
Advanced Logic Research, Inc.
CMS Enhancements, Inc.
Centon Electronics, Inc.
Digital Equipment Corporation
Herold Marketing Associates, Inc. d/b/a Graphics Technology, Inc.
Ingram Micro Inc.
International Business Machines Corporation
Kingston Technology Corporation
Lexmark International, Inc.
Megahertz Corporation
Merisel, Inc.
Merisel FAB, Inc.
Micronet Technology, Inc.
NEC Technologies, Inc.
Procom Technology, Inc.,
QMS, Inc.
Radius, Inc.
Simple Technology Incorporated
Sony Electronics, Inc.
Storage Dimensions, Inc.
Toshiba American Informations Systems, Inc.
Zenith Data Systems

                                    EXHIBIT J
                                    ---------

                             COMPLIANCE CERTIFICATE

TO:     IBM CREDIT CORPORATION
        [INSERT RFC ADDRESS]



        The undersigned authorized officers of ENTEX Information Services, Inc. (the "Customer") hereby certify, with respect to the Agreement for Wholesale Financing executed by and between the Customer and IBM Credit Corporation ("IBM Credit") on _______________ __, 199_, as amended from time to time (the "Agreement"), that (A) the Customer has been in compliance for the period from_____________________ to_________________ with the financial covenants set forth in Section 12 of the Agreement, as demonstrated below, and (B) no Default has occurred and is continuing as of the date hereof, except, in either case, as set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

I.      Financial Covenants
        -------------------


FINANCIAL COVENANT                  REQUIRED                                (Fiscal Year)                ACTUAL
-----------------                   -------                                 ------------                 ------

Current Assets to                   =  or  greater than  1.00 to 1          (1995)
Current Liabilities                 =  or  greater than  1.01 to I          (after 1995)

Total Liabilities minus             =  or  less than     20 to 1            (any)
Subord. Debt to Tangible            =  or  less than     20 to 1
Net Worth plus Subord.
Debt

Tangible Net Worth plus             =  or  greater than  $18M               (1995)
Subordinated Debt                   =  or  greater than  $21M               (after 1995)

EBIT to Interest Exp.               less than  1.1 to 1                     (any)
   less than  1.1 to 1

Consolidated Net Income             =                                       or greater than 2% of Sales (any)
for the Fiscal Quarter              =                                       or greater than 2% of Sales

Capital Expenditures                =                                       or less than $10M (any)

Working Capital                     (see Section 12(g) Agreement)           (any)

        Attached hereto are Financial Statements as of and for the end of the fiscal_________ ended on the applicable date, as required by Section 2(c) of the Agreement for Wholesale Financing.


Submitted by:

ENTEX Information Services.  Inc.

By:_________________________________

Print Name:_________________________

Title:______________________________

                             AMENDMENT NO. 1 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

      This Amendment to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") is made as of September 19, 1995 by and between Entex Information Services, Inc., a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995, (as amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. Borrower and IBM Credit have entered into that certain letter agreement dated May 8, 1995 (the "Letter Agreement") and Borrower, ENTEX Holdings, Inc. and IBM Credit have entered into that certain supplementary letter agreement to the Letter Agreement, also dated May 8, 1995, (the "Supplementary Letter Agreement") whereby IBM Credit agreed to make the Credit Facility, as defined in the Letter Agreement, available to Borrower, based on certain terms and conditions accepted by Borrower and ENTEX Holdings, Inc. contained in the Letter Agreement and the Supplementary Letter Agreement, as applicable, for the purpose of Borrower's purchase of Random Access, Inc.

      C. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the mutual agreements provided for below and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Modifications to Agreement. The following modifications are made to the Agreement, effective on the date the Loan, as defined in Section 3(e), is advanced to Borrower (the "Loan Date") unless specified otherwise.

      (A) Section 3(a) of the Agreement is hereby amended by increasing the Base Finance Charge from the sum of the Prime Rate for such day Plus 0.875% to the sum of the Prime Rate for such day plus 1.125%.

      (B) Section 3(c) C. of the Agreement is hereby amended by increasing the percentage specified for Eligible Receivables from 80% to 85%.

      (C) Section 3 of the Agreement is hereby amended by inserting immediately following paragraph (d) of such section the following new paragraph (e):

      "(e) The loan to Borrower for the purpose of acquiring Random Access, Inc. (the "Loan") shall be a single Advance and shall be in the form of a Working Capital Advance. The Loan, however, shall accrue a finance charge at a rate per annum equal to the Prime Rate plus 2.50% on the average daily principal amount of the Loan outstanding during the applicable payment period. The Working Capital Advance for the Loan will be automatically renewed at the end of its then Working Capital Advance Period, as defined in Section 3(d) of the Agreement, and, unless otherwise agreed to by IBM Credit in writing, Borrower agrees to not pay any principal of the Loan unless there are no other outstanding interest bearing Advances under this Agreement. Notwithstanding the preceding sentence, Borrower may pay down the Loan (i) in part by making a payment of not more that one forty-eighth of the original principal amount of the Loan per month for the first twelve months after the date of the loan and
      (ii) in part or in full with any of the following: (A) proceeds from the sale of any long term assets, such as buildings, (B) proceeds from the retirement of any other non-current assets, and (C) funds received as a result of an equity investment not contemplated by this Agreement;"

      (D) Section 11(a) is hereby amended by deleting paragraph (xi) in its entirety and substituting, in lieu thereof, the following paragraph (xi):

      "(xi) Borrower has no direct or indirect Subsidiaries other than Erlanger Land Co., Inc., a Delaware corporation, ENTEX Information Services International, Limited, an Ireland corporation, ENTEX Information Services of Michigan, Inc., a Michigan corporation, ENTEX Services, Inc., a Delaware corporation, Random Access, Inc., a Colorado corporation to be renamed ENTEX Information Services of Colorado, Inc., Total Access Limited Liability Company, a Wyoming limited liability company, R.A. Holdings, Inc. a Colorado corporation, and Network Access, Inc., a Colorado corporation."

      (E) Section 11(a) is hereby amended by deleting paragraph (xx) in its entirety and substituting, in lieu thereof, the following paragraph (xx):

      "(xx) no assets included in Value, as defined in Section 3(c) are owned by ENTEX Information Services of Michigan, Inc., ENTEX Services, Inc., Random Access, Inc., to be renamed ENTEX Information Services of Colorado, Inc., R.A. Holdings, Inc. or Network Access, Inc.

      (F) Section 11(a) of the Agreement is hereby amended by inserting immediately following paragraph (xx) of such section the following new paragraph
(xxi):

      "(xxi) R.A. Holdings, Inc., and Network Access, Inc., which are subsidiaries of Random Access, Inc., to be renamed ENTEX Information Services of Colorado, Inc., do not have any assets included in Value, as defined in Section 3(c) and are not conducting business."

      (G) Section 11(c) is hereby amended by deleting the introductory clause thereto and substituting, in lieu thereof, the following introductory clause:

      "(c) Until termination of the Line of Credit and the indefeasible payment and satisfaction of all Secured Obligations, Borrower (1) shall not, and with respect to (xvii) of this Section 11(c) Borrower shall cause each of Random Access, Inc., to be renamed and ENTEX Information Services of Colorado, Inc., ENTEX Information Services of Michigan, Inc. and ENTEX Services, Inc., and (2) with respect to (xviii) of this Section 11(c) shall cause each of R.A. Holdings, Inc. and Network Access, Inc., not to:"

      (H) Section 11(c) is hereby amended by deleting paragraph (xvii) thereof in its entirety and substituting, in lieu thereof, the following paragraph
(xvii):

      "(xvii) Transfer or sell any assets included in the calculation of Value as defined in Section 3(c) to ENTEX Information Services of Michigan, Inc., ENTEX Services, Inc., Random Access, Inc., to be renamed ENTEX Information Services of Colorado, Inc., R.A. Holdings, Inc., or Network Access, Inc. without obtaining IBM Credit's prior written consent."

      (I) Section 11(c) of the Agreement is hereby amended by inserting immediately following clause (xvii) thereof the following new clause (xviii):

      "(xviii) conduct business or obtain any assets included in Value as defined in Section 3(c) without IBM Credit's prior written consent."

      (J) Section 12 of the Agreement is hereby amended as follows:

        (a) Deleting paragraph (b) in its entirety and substituting, in lieu thereof, the following paragraph (b):

      "(b) Borrower shall at all times maintain a ratio of (i) total liabilities minus the aggregate outstanding principal amount of Subordinated Debt to
      (ii) the sum of Tangible Net Worth and the aggregate outstanding principal amount of Subordinated Debt of not more than (A) 25 to 1 through Borrower's second 1996 Fiscal Quarter and (B) 20 to 1 thereafter."

      (b) Deleting paragraph (c) in its entirety and substituting, in lieu thereof, the following paragraph (c):

            "(c) Borrower shall not permit the sum of Tangible Net Worth and the aggregate outstanding principal amount of Subordinated Debt at any time (the "Tangible Net Worth Minimum") to be less than (i) $17,500,000 during Borrower's fiscal year ending on June 30, 1996,
            (ii) $21,000,000 during Borrower's first 1997 Fiscal Quarter ("First 1997 Fiscal Quarter Tangible Net Worth Minimum"), and (iii) for each succeeding Borrower's Fiscal Quarter, the Tangible Net Worth Minimum for the immediately preceding Fiscal Quarter plus fifty percent (50%) of Borrower's net income after taxes earned by Borrower during such preceding Fiscal Quarter."

      (c) Deleting item (i) in paragraph (g) in its entirety and substituting, in lieu thereof, the following item (i):

            "(i) ten million dollars ($10,000,000) at any time from and including the date hereof to and including the last day of Borrower's second 1996 Fiscal Quarter,"

      (K) Section 13(a) of the Agreement is hereby amended by inserting immediately following clause (xi) thereof the following new clause (xii):

      "(xii) Borrower makes any payment of principal of the Acquisition Subordinated Debt to Parent prior to June 30, 1996, or Borrower makes any payment of such principal after June 30, 1996 if before or after giving effect to such payment,(l) a Default or Event of Default shall have occurred and be continuing or (2) the ratio defined in Section 12(b) shall be greater than 18 to 1. Notwithstanding the preceding sentence, to the extent that payments relating to the amortization of principal on the $5,000,000 loan from Citibank, N.A. to Parent are required and is permitted to be made by Borrower to Parent under the existing Subordination Agreement between IBM Credit and Parent dated August 6, 1993, such payments may be made in an amount equal to the lesser of the amortization amount required by Citibank N.A. and $300,000."

Section 3. Loan Fee. Borrower agrees to pay to IBM Credit a fee of $50,000 promptly after the Loan Date.

Section 4. Conditions Precedent. The effectiveness of this Amendment and the obligation of IBM Credit to make the Loan are subject to the prior or simultaneous satisfaction by Borrower of the following conditions:

      (A) IBM Credit shall have received counterparts of this Amendment executed by a duly authorized officer of Borrower;

      (B) IBM Credit shall have delivered to Borrower counterparts of this Amendment executed by a duly authorized officer of IBM Credit;

      (C) IBM Credit shall have received the favorable opinions of counsel to Borrower, in form and substance satisfactory to IBM Credit and its counsel;

      (D) IBM Credit shall have received a Collateralized Guaranty executed by Random Access, Inc., to the renamed ENTEX Information Services of Colorado, Inc., in form and substance satisfactory to IBM Credit;

      (E) The Agreement and Plan of Merger, dated as of May 15, 1995, as amended June 27, 1995, (the "Merger Agreement"), by and among Borrower, ENTEX Acquisition Corp., a Colorado corporation and a wholly owned subsidiary of Borrower, and Random Access, Inc. and the transactions contemplated thereby shall have been approved and adopted by the requisite vote of the shareholders of Random Access, Inc. required by applicable law or by Random Access, Inc.'s Articles of Incorporation or By-Laws and all other conditions precedent to the Effective Time of the Merger (as defined in the Merger Agreement) shall have been satisfied or waived by the applicable party thereto;

      (F) Both before and after giving effect to the Loan, (i) no Default or Event of Default shall have occurred and be continuing and (ii) no Shortfall Amount shall exist;

      (G) No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened (including any proposed statute, rule or regulation) which, in the opinion of IBM Credit, would be reasonably likely to have a material adverse effect on (i) the Merger or the business or financial condition of Borrower, (ii) the ability of Borrower to perform its obligations under the Agreement or (iii) the rights and remedies of IBM Credit;

      (H) All governmental and third party approvals necessary in connection with the Merger and the financing contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which could restrain, prevent or otherwise impose material adverse conditions on Borrower;

      (I) IBM Credit shall not have become aware of any previously undisclosed information with respect to any existing or hereafter arising event or circumstance that would be reasonably likely to have a material adverse effect on (i) the Merger or the business or financial condition of Borrower, both before and after giving effect to the Merger, (ii) the ability of Borrower to perform its obligations under the Agreement or (iii) the rights or remedies of IBM Credit under the Agreement;

      (J) Deutsche Financial Services, Inc. , formally known as ITT Commercial Finance Corp., terminates its security interest in Random Access, Inc.

Section 5. Name Change. Borrower agrees to change the name of Random Access, Inc. to ENTEX Information Services of Colorado, Inc. within ten (10) days of the execution of this Amendment by IBM Credit.

Section 6. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Agreement.

      6.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

      6.2 Violation of Other Agreements. The execution and delivery of this Agreement do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

      6.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect the ability of Borrower to perform its obligations under the Agreement, and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

      6.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 7. Ratification of Agreement. Except as specifically amended hereby, all the provisions of the Agreement shall remain in full force and effect. Borrower hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defenses.

Section 8. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

      IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.

ENTEX INFORMATION SERVICES, INC.                IBM CREDIT CORPORATION

By: /s/ Frederic Rubin                          By: /s/ Paul Leiba

Name: Frederic E. Rubin                         Name: Paul Leiba

Title: Vice President, Treasurer                Title: Credit Manager

                   ACKNOWLEDGEMENT, WAIVER AND AMENDMENT No. 2
                                       TO
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

      This Acknowledgement, Waiver and Amendment ("Amendment") to the Fourth Amended and Restated Agreement for Wholesale Financing is made as of May __, 1996 by and between ENTEX Information Services, Inc., a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995 ("AWF") (as amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. Borrower is in default of one or more of its financial covenants contained in the Agreement (as more specifically explained in Section 2 hereof).

      C. IBM Credit is willing to waive such defaults subject to the conditions set forth below.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the value and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Acknowledgement.

      (A) Borrower acknowledges that the financial covenants set forth in
Section 12 or the Agreement, as amended by Amendment No. 1 to the Agreement executed by and between Borrower and IBM Credit on September 19, 1995 are applicable to the financial results of Borrower for the Fiscal Quarter ending December 31, 1995, and Borrower was required to maintain such financial covenants at all times. Borrower further acknowledges its actual attainment was as follows:

Covenant                                  Covenant                      Covenant
--------                                  Requirement                   Actual
                                          -----------                   --------
   Ratio of total liabilities             Equal to or less
   minus the aggregate outstanding        than 25 to 1.0                29.27 to 1.0
   principal amount of Subordinated
   Debt to the sum of Tangible
   Net Worth and the aggregate
   outstanding principal amount of
   Subordinated Debt

Section 3. Waivers to Agreement. IBM Credit hereby waives the defaults of Borrower with the terms of the Agreement to the extent such defaults are set forth in Section 2 hereof.

Section 4.  Amendment.  The Agreement is hereby amended as follows:

      (A) Section 12 of the Agreement is hereby amended as follows:

        (a) Deleting paragraph (b) in its entirety and substituting, in lieu thereof, the following paragraph (b):

            "(b) Borrower shall at all times maintain a ratio of (i) total liabilities minus the aggregate outstanding principal amount of Subordinated Debt to (ii) the sum of Tangible Net Worth and the aggregate outstanding principal amount of Subordinated Debt of not more than (A) 28 to 1 for the period from March 31, 1996 through June 29, 1996 (B) 27 to 1 for the period from June 30, 1996 through September 29, 1996, (C) 24 to 1 for the period from September 30, 1996 through December 30, 1996 and (D) 20 to 1 as of December 31, 1996 and thereafter."

        (b) Deleting paragraph (c) in its entirety and substituting, in lieu thereof, the following paragraph (c):

            "(c) Borrower shall not permit the sum of Tangible Net Worth and the aggregate outstanding principal amount of Subordinated Debt at any time (the "Tangible Net Worth Minimum") to be less than (i) $17,000,000 for the period from March 31, 1996 through June 29, 1996, (ii) $20,000,000 for the period from June 30, 1996 through September 29, 1996, (iii) $25,000,000 for the period from September 30, 1996 through December 30, 1996 and (iv) $30,000,000 as of
            December 31, 1996 and thereafter."

        (c) Deleting paragraph (f) in its entirety and substituting, in lieu thereof, the following paragraph (f):

            "(f) Borrower shall not permit the aggregate of Capital Expenditures made in any fiscal year to exceed $15,000,000 net of dispositions related to such Capital Expenditures."

        (d) Deleting paragraph (g) in its entirety and substituting, in lieu thereof, the following paragraph (g):

            "(g) Borrower shall at all times maintain Working Capital of not less than (i) $6,000,000 for the period from March 31, 1996 through June 29, 1996, (ii) $9,000,000 for the period from June 30, 1996 through September 29, 1996, (iii) $11,000,000 for the period from September 30, 1996 through December 30, 1996 and (iv) $13,000,000 as of December 31, 1996 and thereafter."

      (B) For purposes of clarification, Section 24 of the Agreement is hereby amended by inserting immediately following subsection 24(b) the following paragraph as subsection 24(c):

        "(c) Borrower and IBM Credit agree that all attachments, exhibits, schedules and other addenda to this Agreement, including, without limitation, Exhibits C and J, are specifically incorporated herein and made a part of this Agreement."

Section 5. Rights and Remedies. Except to the extent specifically waived herein IBM Credit reserves any and all rights and remedies that IBM Credit now has or may have in the future with respect to Borrower, including any and all rights or remedies which it may have in the future as a result of Borrower's failure to comply with its financial covenants to IBM Credit. Except to the extent specifically waived herein neither this Amendment, any of IBM Credit's actions or IBM Credit's failure to act shall be deemed to be a waiver of any such rights or remedies.

Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the prior or simultaneous satisfaction by Borrower of the following conditions:

      (A) IBM Credit shall have received counterparts of this Amendment executed by a duly authorized officer of Borrower;

      (B) IBM Credit shall have delivered to Borrower counterparts of this Amendment executed by a duly authorized officer of IBM Credit;

Section 7. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Agreement.

      7.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

      7.2 Violation of Other Agreements. The execution and delivery of this Agreement do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

      7.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect the ability of Borrower to perform its obligations under the Agreement, and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

      7.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 8. Ratification of Agreement. Except as specifically amended hereby, all the provisions of the Agreement shall remain in full force and effect. Borrower hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defenses.

Section 9. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

      IN WITNESS WHEREOF, this Amendment has been executed by duly authorized officers of the undersigned as of the day and year first above written.

ENTEX INFORMATION SERVICES, INC.                IBM Credit Corporation

By: /s/ Frederic E. Rubin                       By: /s/ Paul M. Leiba

Name: FREDERIC E. RUBIN                         Name: PAUL M. LEIBA

Title: VICE PRESIDENT, TREASURER                Title: Credit Manager

                   AMENDED AND RESTATED AMENDMENT NO. 3 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

      This Amended and Restated Amendment No. 3 to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") amends and restates that certain Amendment No. 3 to the Fourth Amended and Restated Agreement for Wholesale Financing between ENTEX Information Services, Inc., a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit") ("Amendment No. 3") and is made as of June 28, 1996 by and between Borrower and IBM Credit.

                                    RECITALS:

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995, (as amended on September 19, 1995 and as further amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. Concurrent with this Amendment, Borrower and ENTEX Holdings, Inc. ("Parent") have merged into one company with Borrower being the surviving corporation in the merger (the "Merger").

      C. Concurrent with, or prior to, the execution of this Amendment and the Merger, Borrower has paid to Parent the amount of $4,161,271.12 as partial satisfaction of the Senior Secured Note dated August 6, 1993 in the principal amount of $10,000,000.00 (as amended by the Amendment and Waiver dated November 9, 1993 by and among Borrower, Parent and Citibank, N.A., the "Note"). Concurrent with, or prior to, the execution of this Amendment and the Merger, Parent paid to Citibank, N.A. the amount of $4,161,271.12 as satisfaction in full of the Citibank, N.A. Loan number 26008250 (the "Citibank Loan"), which such Citibank Loan is the entire amount owed to Citibank, N.A. for the Note. Concurrent with the execution of this Amendment and the Merger, Borrower assumed the obligations of Parent for two notes, in the aggregate principal amount of $5,062,500.00, and payable to Airlie Associates and Airlie Associates II.

      D. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                   AGREEMENT


        NOW THEREFORE, in consideration of the mutual agreements provided for below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Waiver of Certain Financial Covenants.

        (A) IBM Credit hereby waives compliance by Borrower with the financial covenants set forth in Sections 12(b), 12(c), 12(d) and 12(e) for the fiscal period ending June 30, 1996.

        (B) IBM Credit hereby waives compliance by Borrower with the financial covenants set forth in Section 12(d) of the Agreement during the Fiscal Quarters ending September 30, 1996 and December 31, 1996.

Section 3. Modifications to Agreement. The following modifications are made to the Agreement effective on the date of this Amendment unless indicated otherwise:

        (A) The term "Parent" is deleted wherever mentioned in the Agreement.

        (B) Section 12(f) is hereby amended by deleting Section 12(f) in its entirety and substituting, in lieu thereof, the following:

            "(f) Borrower shall not permit the aggregate of Capital Expenditures made in the fiscal year ending June 30, 1996 to exceed $16,500,000 net of dispositions related to such Capital Expenditures and shall not permit the aggregate of Capital Expenditures made in any fiscal year thereafter to exceed $15,000,000 net of dispositions related to such Capital Expenditures."

        (C) Section 13(a)(x) of the Agreement is hereby amended by deleting it in its entirety and substituting, in lieu thereof, the following Section 13(a)(x):

            "(x) (A) Dort A. Cameron III shall cease to own and/or control, directly or indirectly, at least 35% of the issued and outstanding capital stock of Borrower, (B) Dort A. Cameron III shall cease to own and/or control at least 90% of the aggregate principal amount of Acquisition Subordinated Debt outstanding at any time; provided that, if Dort A. Cameron III receives financing from a creditor using the Associates Notes as collateral, such creditor will be advised by Dort A. Cameron III that the Associates Notes have been

ENTEX Amend & Restate 3 (6/96)         2
     subordinated to IBM Credit and such creditor will agree that such creditor's interest in the Associates Notes will be junior to IBM Credit's interest in such Associates Notes, (C) any Lien shall be granted, or shall otherwise exist, on any of the capital stock, of Borrower; or"


     (D) Section 13(a)(xii) is hereby amended by deleting it in its entirety and substituting, in lieu thereof, the following Section 3(a)(xii):

     "(xii) Borrower makes any payment of principal of the Acquisition Subordinated Debt after June 30, 1996 if before or after giving effect to such payment, (1) a Default or Event of Default shall have occurred and be continuing or (2) the ratio defined in Section 12(b) shall be greater than 18 to 1."


     (E) Section 19 is hereby amended as follows:

     (1) the definition of Acquisition Subordinated Debt is amended by deleting it in its entirety and substituting in lieu thereof, the following:


     "Acquisition Subordinated Debt" shall mean the Indebtedness of Borrower evidenced by those notes executed on or about June 30, 1996 made by Borrower and payable to Airlie Associates and Airlie Associates II in the original aggregate principal amount of $5,062,500 (the "Associates Notes")."

     (2) the following definition is added in its appropriate alphabetical order:

     ""Associates Notes" - See definition of Acquisition Subordinated Debt."

     (3)  the definition of "Parent" is deleted in its entirety;

     (4)  the definition of "Tangible Net Worth" is amended by deleting item
     (iii) of such definition in its entirety and substituting, in lieu thereof, the following:

          "(iii) the notes owed to Airlie Associates and Airlie Associates II in the aggregate amount of $5,062,500 (the "Associates Notes"), provided however, that such Associates Notes shall not be so added if, at any time after July 31, 1996, the interests by the owners of such Associates Notes are not satisfactorily, as determined by IBM Credit, subordinated to the interests of IBM Credit;"



ENTEX Amend & Restate 3 (6/96)         3

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the prior or simultaneous satisfaction by Borrower of the following conditions:

      (A) IBM Credit shall have received counterparts of this Amendment executed by a duly authorized officer of Borrower;

      (B) IBM Credit shall have delivered to Borrower counterparts of this Amendment executed by a duly authorized officer of IBM Credit;

      (C) IBM Credit shall have received evidence satisfactory to it that the Merger has been completed.

Section 5. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Agreement.

      5.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

      5.2 Violation of Other Agreements. The execution and delivery of this Agreement do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

      5.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect the ability of Borrower to perform its obligations under the Agreement, and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

      5.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

      5.5 Assumption of Parent's Obligations. Borrower has not assumed any obligations of Parent that could reasonably be expected to have a Material Adverse Effect.

Section 6. Ratification of Agreement. Except as specifically amended hereby, all the provisions of the Agreement shall remain in full force and effect. Borrower hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defenses.

Section 7. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

      IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.


ENTEX INFORMATION SERVICES, INC.                IBM CREDIT CORPORATION

By: /s/ Frederic E. Rubin                       By: /s/ Paul M. Leiba

Name: FREDERIC E. RUBIN                         Name: PAUL M. LEIBA

Title: VICE PRESIDENT, TREASURER                Title: Credit Manager
      --------------------------

                             AMENDMENT NO. 4 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

        This Amendment to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") is made as of July 11, 1996 by and between Entex Information Services, Inc., a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995, (as amended on September 19, 1995 and as further amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. Borrower has requested that certain Financial Covenants as defined in the Agreement, be modified.

      C. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the mutual agreements provided for below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Waiver of Certain Financial Covenants. IBM Credit hereby waives compliance by Borrower with the financial covenants set forth in Sections 12(b) and 12(c) of the Agreement for and during the Fiscal Quarter ending September 30, 1996 and through November 30, 1996.

Section 3. Amendment. Section 11(c)(vi) shall be amended to add a new subsection
(G) at the end of such section which shall read as follows:

               "(G) Acquisition Subsidiary, Inc., a Delaware corporation established for the purposes of acquiring FCP Technologies, Inc., a Delaware corporation."

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the prior or simultaneous satisfaction by Borrower of the following conditions:

      (A) IBM Credit shall have received counterparts of this Amendment executed by a duly authorized officer of Borrower;

      (B) IBM Credit shall have delivered to Borrower counterparts of this Amendment executed by a duly authorized officer of IBM Credit;

      (C) IBM Credit shall have received evidence satisfactory to it that the Merger has been completed.

Section 5. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Agreement.

      5.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

      5.2 Violation of Other Agreements. The execution and delivery of this Agreement do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

      5.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect the ability of Borrower to perform its obligations under the Agreement, and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

      5.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 6. Ratification of Agreement. Except as specifically amended hereby, all the provisions of the Agreement shall remain in full force and effect. Borrower hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defenses.

Section 7. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

      IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.

ENTEX INFORMATION SERVICES, INC.                IBM CREDIT CORPORATION

By: /s/ Frederic E. Rubin                       By: Paul M. Leiba

Name: FREDERIC E. RUBIN                         Name: PAUL M. LEIBA

Title: VICE PRESIDENT, TREASURER                Title: Credit Manager

                             AMENDMENT NO. 5 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

      THIS AMENDMENT to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") is made as of the 9th day of August, 1996, by and between ENTEX Information Services, Inc., a Delaware corporation ("Borrower"), ENTEX Information Services of Michigan, a Michigan corporation and a wholly owned subsidiary of Borrower ("ENTEX of Michigan"), and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995 (as amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. In connection with the execution and delivery of the Agreement, ENTEX of Michigan executed and delivered to IBM Credit a Collateralized Guarantee dated as of September 15, 1995 (the "Michigan Collateralized Guarantee"), pursuant to which, among other things, ENTEX of Michigan has irrevocably and unconditionally guaranteed the obligations of Borrower under the Agreement, and has granted to IBM Credit a security interest in all property of ENTEX of Michigan that would constitute "Collateral", as defined in the Agreement.

            C. Borrower desires to assign and transfer to ENTEX of Michigan all of its right, title and interest in and to all Intellectual Property (as hereinafter defined) owned by Borrower, free and clear of all liens, claims, charges and encumbrances, and IBM Credit has agreed to consent to such transfer, on the terms and subject to the conditions set forth herein.

            D. The parties have agreed to modify and amend the Agreement as specifically set forth herein, upon and subject to the terms and conditions set forth herein.

                                   AGREEMENT:

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

            Section 2. Consent to Transfer of Intellectual Property. IBM Credit hereby consents to the assignment, transfer and conveyance by Borrower to ENTEX of Michigan of all of Borrower's right, title and interest in and to all intellectual property, including, without limitation, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, technical knowledge and processes, formal or informal licensing arrangements which are permitted to be assigned, blueprints, technical specifications, computer software (including proprietary software), copyrights, copyright applications and other trade secrets, including, but not limited to, those set forth on Exhibit E to the Agreement, and all of the rights of Borrower to use such patents, trademarks, service marks or other property of the aforesaid nature of other persons now or hereafter licensed to Borrower, together with the goodwill of the business symbolized by or connected with the trademarks, service marks, licenses and other rights (the "Intellectual Property"), free and clear of all liens, claims, charges and encumbrances. Borrower has heretofore delivered to IBM Credit a copy of the form of Assignment of Intellectual Property pursuant to which Borrower intends to assign, transfer and convey the Intellectual Property to ENTEX of Michigan.

            Section 3. Consent to Release of Lien. IBM Credit hereby releases the lien and security interest in the Intellectual Property granted pursuant to
Section 6(a) of the Agreement, and further agrees to execute and file, or deliver to Borrower for filing, amendments to the financing statements on Form UCC-1 of Borrower, reflecting such release.

            Section 4. Amendment of Collateralized Guarantee. IBM Credit agrees that notwithstanding any provision of the Collateralized Guarantee to the contrary, the Intellectual Property transferred to ENTEX of Michigan pursuant to
Section 1 shall not constitute "Collateral" as such term is defined in the Collateralized Guarantee, and shall not be subject to the lien and security interest granted by ENTEX of Michigan to IBM Credit pursuant to the Collateralized Guarantee, and ENTEX of Michigan and IBM Credit agree that the Collateralized Guarantee shall be deemed to be hereby amended to give effect to the provisions of this Section 4.

            Section 5. Negative Pledge of Intellectual Property. Borrower and ENTEX of Michigan each agree that, so long as any obligations of Borrower under the Agreement remain outstanding, Borrower will cause ENTEX of Michigan not to grant or permit to exist, and ENTEX of Michigan will not grant or permit to exist, any lien on or security interest in any Intellectual Property transferred to or hereafter acquired by ENTEX of Michigan, without the prior written consent of IBM Credit.

            Section 6. Negative Pledge of Stock. Borrower agrees that, so long as any obligations of Borrower under the Agreement remain outstanding, Borrower will not grant or permit to exist any lien on or security interest in the issued and outstanding capital stock of ENTEX of Michigan, without the prior written consent of IBM Credit.

            Section 7. Conditions Precedent. The effectiveness of this Amendment is subject to the prior or simultaneous satisfaction by Borrower of the following conditions:

            (a) IBM Credit shall have received counterparts of this Amendment executed by a duly authorized officer of Borrower and ENTEX of Michigan;

            (b) IBM Credit shall have delivered to Borrower and ENTEX of Michigan counterparts of this Amendment executed by a duly authorized officer of IBM Credit;

            (c) IBM Credit shall have received a release by FINOVA Capital Corporation of its lien on and security interest in the Intellectual Property, in form and substance satisfactory to IBM Credit;

            (d) IBM Credit shall have received a release by ENTEX Holdings, Inc. of its lien on and security interest in the Intellectual Property, in form and substance satisfactory to IBM Credit;

            (e) Both before and after giving effect to the execution of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) no Shortfall Amount shall exist;

            Section 8. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

            (a) Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

            (b) Violation of Other Agreements. The execution and delivery of this Agreement do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

            (c) Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and ENTEX of Michigan and is enforceable against Borrower and ENTEX of Michigan in accordance with its terms.

            Section 9. Ratification of Agreement. Except as specifically amended hereby, all the provisions of the Agreement shall remain in full force and effect. Borrower hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defenses.

            Section 10. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

            Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

            IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.


ENTEX INFORMATION SERVICES, INC.                IBM CREDIT CORPORATION

By: /s/ Frederic E. Rubin                       By: /s/ Paul M. Leiba

Name:  FREDERIC E. RUBIN                        Name: PAUL M. LEIBA

Title: VICE PRESIDENT, TREASURER                Title: Credit Manager


ENTEX INFORMATION SERVICES
      OF MICHIGAN, INC.

By: /s/ Frederic E. Rubin

Name:   FREDERIC E. RUBIN

Title:  VICE PRESIDENT, TREASURER

                             AMENDMENT NO. 6 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

      This Amendment to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") is made as of August 21, 1996 by and between ENTEX Information Services, Inc., a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995 (as amended on September 19, 1995 and as further amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the mutual agreements provided for below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Modifications to Agreement. Section 19 of the Agreement is hereby amended by deleting the definition of "Revolving Period" in its entirety and substituting in lieu thereof, the following:

      "Revolving Period" shall mean the period from and including the effective date of this Agreement to and including September 15, 1997, or such later date as IBM Credit and Borrower may agree in writing.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the prior or simultaneous satisfaction by Borrower of the following conditions:

      (A) IBM Credit shall have received counterparts of this Amendment executed by a duly authorized officer of Borrower;

      (B) IBM Credit shall have delivered to Borrower counterparts of this Amendment executed by a duly authorized officer of IBM Credit;

Section 4. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Agreement.

      4.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

      4.2 Violation of Other Agreements. The execution and delivery of this Agreement do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

      4.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect the ability of Borrower to perform its obligations under the Agreement, and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

      4.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 5. Ratification of Agreement. Except as specifically amended hereby, all the provisions of the Agreement shall remain in full force and effect. Borrower hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defenses.

Section 6. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

      IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.

ENTEX INFORMATION SERVICES, INC.          IBM CREDIT CORPORATION

By: /s/ FREDERIC E. RUBIN                 By: /s/ Paul M. Leiba

Name: FREDERIC E. RUBIN                   Name: Paul M. Leiba

Title: VICE PRESIDENT, TREASURER          Title: Credit Manager

                             AMENDMENT NO. 7 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

      This Amendment to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") dated as of December 1, 1996 is made by and between ENTEX Information Services, Inc., a Delaware corporation ("Borrower"), and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995 (as amended on September 19, 1995 and as further amended, supplemented or otherwise modified from time to time the "Agreement");

      B. As of the date hereof there exists a "Shortfall Amount" (as defined in the Agreement) and Borrower has requested that IBM Credit convert Fifty Five Million Dollars ($55,000,000.00) of the indebtedness represented by the Shortfall Amount to a short-term loan; and

      C. IBM Credit is willing to convert the indebtedness represented by the Shortfall Amount to a short-term loan on the conditions and subject to the terms set forth herein.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the premises and mutual agreements provided for below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Modifications to Agreement. The following modifications are made to the Agreement effective as of the date hereof:

      (A) Section 1 of the Agreement is hereby amended by deleting the second sentence after the title "Line of Credit" of Section 1 in its entirety and substituting in lieu thereof, the following:

      "The amount of the Line of Credit shall be $525,000,000 on any day, of which (x) not less than $10,500,000 shall be available for Ingram Micro

      Advances (as hereinafter defined) and (y) not more than $514,500,000 shall be available for all other Advances (as hereinafter defined)."

      (B) Section 1 of the Agreement is hereby amended by inserting immediately following the phrase "shall include" in the sixth sentence thereof the following new clause (w), "(w) the Short Term Loan and the Special Working Capital Advance,"

      (C) Subsection 2(b) of the Agreement is hereby amended by inserting immediately following paragraph (vii) thereof the following additional paragraphs (viii) and (ix):

      "(viii) On each Business Day, a report, substantially in the form attached to this Agreement as Exhibit K listing the collateral status and loan status as of the immediately preceding Business Day and certified by the Controller and Chief Financial Officer of Borrower, or their designees satisfactory to IBM Credit.

      (ix) On each Business Day, a report, in form and detail satisfactory to IBM Credit, of the sources and uses of cash of Borrower for the immediately preceding Business Day."

      (D) Subsection 3(a) of the Agreement is hereby amended effective as of December 1, 1996 by (1) changing the definition of Base Finance Charge contained in the second paragraph of such subsection 3(a) from "the sum of Prime Rate for such day plus 0.25%" to "the sum of Prime Rate for such day plus 0.50%" and (2) deleting from the second line of the third paragraph thereof the amount "$4,000" and substituting, in lieu thereof, the amount "$10,000.00".

      (E) Subsection 3(b) of the Agreement is hereby amended by inserting immediately following the phrase "under this Agreement" the phrase, "other than any indebtedness under the Short-Term Loan,".

      (F) Subsection 3(c) of the Agreement is hereby amended by deleting items
(A) through (E) thereof in their entirety and substituting, in lieu thereof, the following items:

      "A. Financed Products and other inventory located in the Erlanger, Kentucky; Canton, Massachusetts; Frederick, Maryland; Kent, Washington; Atlanta, Georgia; Rio Rancho, New Mexico; Dupont, Oregon; Santa Clara, California; Folsom, California; Sacramento, California; Chandler, Arizona; Wichita, Kansas; or Redmond, Washington warehouse.

      Obsolete or defective Service Parts                                         0%

      IBM Service Parts which are neither
      obsolete nor defective                                                     50%

      Service parts which are neither IBM Service Parts
      nor obsolete or defective                                                  50%

      Financed Products on display for
      demonstration purposes                                                      0%

      Financed Product constituting
      clearance or returned goods                                                 0%

      All other Financed Products                                               100%

      Eligible Ingram Non-Financed Products                                      50%

      Note: the total Value for Eligible Ingram Non-Financed Products shall not exceed $15,000,000

      HP Special Inventory Collateral                                           100%*

      Other inventory                                                            20%

      B. Financed Products and other inventory located outside of the Erlanger, Kentucky; Canton, Massachusetts; Frederick, Maryland; Kent, Washington;
      Atlanta, Georgia; Rio Rancho, New Mexico; Dupont, Oregon; Santa Clara,
      California; Folsom, California; Sacramento, California; Chandler, Arizona;
      Wichita, Kansas; or Redmond, Washington warehouse

      IBM Service Parts                                                           0%

      Financed Products on display for
      demonstration purposes                                                      0%

      Financed Products constituting
      clearance or returned goods                                                 0%

      All other Financed Products                                                80%

      Eligible Ingram Non-Financed Products
      (other than Ingram Micro Products)                                          0%

      Other inventory                                                             3%

      C.    Eligible Receivables                                                 90%

      D.    HP Special Accounts Collateral                                       80%*

      E.    Authorized Supplier Claims                                          100%

            The combined Value of HP Special Inventory Collateral and HP Special Accounts Collateral to be included in Borrower's total Value shall be the Value of HP Special Inventory Collateral plus the Value of HP Special Accounts Collateral minus the aggregate outstanding amount owing at such time by Borrower to Hewlett-Packard Company."

      (G) Subsection 3(d) of the Agreement is hereby amended effective as of December 1, 1996 by deleting the penultimate sentence thereof in its entirety and substituting, in lieu thereof, the following sentence:

            "In the event that Borrower utilizes Working Capital Advances (other than the Special Working Capital Advance), Borrower shall pay a finance charge, equal to the product of the Base Finance Charge multiplied by the average daily balance of such outstanding Working Capital Advances for the applicable period."

      (H) Section 3 of the Agreement is hereby amended by inserting immediately following paragraph (e) thereof the following new paragraph (f):

            "(f) Short Term Loan and Special Working Capital Advance. (1) For purposes of restructuring the Short Fall Amount existing as of December 1, 1996, IBM Credit is hereby deemed to have made a Fifty Five Million Dollar ($55,000,000.00) Advance (the "Short Term Loan") to Borrower as of December 1, 1996. Unless otherwise due at an earlier date (whether by acceleration or otherwise), the principal balance of the Short Term Loan shall be due and payable on the dates set forth in Exhibit L in the amounts set forth opposite such dates. The Short Term Loan may be prepaid in whole or in part at any time. Repayments of the Short Term Loan may not be reborrowed. Except as otherwise expressly provided herein generally with respect to Working Capital Advances and in particular with respect to the Special Working Capital Advance (as hereinafter defined), and provided that no Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to such application, all payments of principal made to IBM Credit with respect to Advances shall be applied first to the next required installment payment of the Short Term Loan. The proceeds of the Short Term Loan shall be deemed to be applied to Advances outstanding under this Agreement as of December 1, 1996.

            (2) IBM Credit is hereby deemed to have made a Twenty Million Dollars ($20,000,000.00) Working Capital Advance (the "Special Working Capital Advance") to Borrower as of December 1, 1996. Notwithstanding any other term or provision of this Agreement or any other agreement between Borrower and IBM Credit, the Special Working Capital Advance may not be repaid by Borrower unless and until (i) the Short Term Loan shall have been paid in full and (ii) Borrower's total outstanding indebtedness under this Agreement after giving effect to such repayment shall be less than Value, as Value was defined prior to giving effect to Amendment No. 7 to this Agreement dated as of December 1, 1996. Unless otherwise due at an earlier date (whether by acceleration or otherwise), the Special Working Capital Advance shall be due and payable on the last day of the Revolving Period. The proceeds of the Special Working Capital Advance shall be deemed to be applied to Advances outstanding under this Agreement as of December 1, 1996.

            (3) The Short Term Loan and the Special Working Capital Advance shall accrue a finance charge on the unpaid principal balance thereof from December 1, 1996 through and including the date such principal is due and owing, at a per annum rate equal to the lesser of (i) the Base Finance Charge plus 2.00% and (ii) the highest rate from time to time permitted by applicable law. If any portion of the Short Term Loan or the Special Working Capital Advance is not paid on or prior to the date such payment is due (including by way of acceleration), such unpaid principal amount shall bear interest from the date such payment is due until IBM Credit receives payment thereof at a per annum rate equal to the lesser of (i) the Prime Rate plus 6.5% and (ii) the highest rate from time to time permitted by applicable law. The aforesaid interest rates will be applied to the average daily balance of the outstanding payments. Such finance charges shall be calculated based upon a year of 360 days for the actual days elapsed. If it is determined that amounts received from Borrower were in excess of such highest rate, then the amount representing such excess shall be considered reductions to principal of Advances."

      (I) Section 11 of the Agreement is hereby amended by inserting immediately following paragraph 11 (b)(xii) thereof, the following new paragraph (xiii):

      "(xii) Deliver to IBM Credit on or prior to February 28, 1997, a report, in form and detail satisfactory to IBM Credit, describing Borrower's plan to recapitalize itself."

      (J) Section 12 of the Agreement is hereby amended by deleting paragraphs
(a) through (g) thereof in their entirety and substituting, in lieu thereof, the following paragraphs (a) through (g):

            "(a) Borrower shall at all times maintain a ratio of current assets to current liabilities during each period set forth below equal to or greater than the ratio set forth opposite such period:

            Period                              Ratio
            ------                              -----
            12/31/96  through 3/30/97           0.87:1.00
            3/31/97 through 6/29/97             0.88:1.00
            6/30/97 and thereafter              0.89:1.00

            (b) Borrower shall maintain total liabilities minus the aggregate outstanding principal amount of Subordinated Debt during each fiscal year in an amount equal to or less then $800,000,000.00.

            (c) Borrower shall not permit the sum of Tangible Net Worth plus the aggregate outstanding principal amount of Subordinated Debt at any time during each period set forth below to be less than the amount set forth opposite such period:

            Period                              Amount
            ------                              ------
            12/31/96 through 3/30/97            ($72,700,000.00)
            3/31/97 through 6/29/97             ($67,800,000.00)
            6/30/97 and thereafter              ($58,600,000.00)

            (d) Borrower shall not permit, at the end of any fiscal quarter ending on a date during any period set forth below, the ratio of EBIT to Interest Expense for the period of two consecutive fiscal quarters then ended to be less than the ratio set forth opposite such period:

            Period                              Ratio
            ------                              -----
            12/31/96 through 3/30/97            1.07:1.00
            3/31/97 through 6/29/97             1.20:1.00
            6/30/97 and thereafter              1.50:1.00

            (e) Borrower shall not permit the ratio of Consolidated Net Income for any Fiscal Quarter ending on a date during any period set forth below to sales during such fiscal quarter to be less than the ratio set forth opposite such period:

            Period                              Ratio
            ------                              -----
      12/31/96 through 3/30/97                  0.10:1.00
      3/31/97 through 6/29/97                   0.30:1.00
      6/30/97 and thereafter                    0.70:1.00

            (f) Borrower shall not permit the aggregate amount of Capital Expenditures made in any fiscal year to exceed $30,000,000.00 net of dispositions related to such Capital Expenditures.

            (g) Borrower shall at all times maintain Working Capital during each period set forth below of not less than the amount set forth opposite such period:

            Period                              Amount
            ------                              ------
      12/31/96 through 3/30/97                  ($88,000,000.00)
      3/31/97 through 6/29/97                   ($86,000,000.00)
      6/30/97 and thereafter                    ($75,000,000.00)

      "Working Capital" as of any date shall mean current assets minus current liabilities, in each case as of such date.

      Borrower agrees that at such quarterly review with IBM Credit, Borrower will provide a Compliance Certificate, in substantially the form of Exhibit J hereto, signed by its Chief Executive Officer, Chief Financial Officer or Vice President & Treasurer, that no default under this Agreement exists or if such default exists, specifying the nature thereof."

      (K) The Agreement is hereby amended by adding as Exhibit K and Exhibit L to the Agreement, respectively, the Exhibit K and Exhibit L attached hereto.

      (L) IBM Credit and Borrower agree that the Revolving Period (as defined in the Agreement) shall end on September 15, 1997.

Section 3. Waiver. IBM Credit hereby waives any Default or Event of Default by Borrower by reason of the existence of any Shortfall Amount not to exceed Seventy Five Million Dollars ($75,000,000.00) or the failure by Borrower to comply with the financial covenants set forth in Section 12 of the Agreement through the effective date of this Amendment. Except as specifically set forth in this Section 3, IBM Credit does not waive any other Default or Event of Default that may have occurred and be existing on the date hereof.

Section 4. Reliance. Borrower hereby acknowledges that IBM Credit has relied on and is relying on the financial information provided by Borrower in the Collateral Report dated as of December 22, 1996 delivered to IBM Credit on December 23, 1996 and the Business Plan of Borrower delivered to IBM Credit on December 27, 1996 in entering into this Amendment and waiving the defaults as set forth in Section 3 above. Borrower represents that such financial information (other than (i) financial information contained in the Business Plan constituting projections and (ii) historical financial information for periods prior to June 30, 1996) is true and correct in all material respects and agrees that the failure of such financial information to be true and correct in all material respects shall constitute an Event of Default under the Agreement. Borrower represents that the financial projections contained in the Business Plan were prepared in good faith and upon a reasonable basis.

Section 5. Conditions Precedent. The effectiveness of this Amendment is subject to the prior or simultaneous satisfaction of the following conditions:

      (A) IBM Credit shall have received counterparts of this Amendment executed by a duly authorized officer of Borrower;

      (B) IBM Credit shall have delivered to Borrower counterparts of this Amendment executed by a duly authorized officer of IBM Credit;

      (C) IBM Credit shall have received Pledge Agreements substantially in the form attached hereto as Exhibit A executed by Dort Cameron, Entex Associates, L.P., and John A. McKenna,

Jr., pledging all of the capital stock and options to purchase capital stock of Borrower, owned, directly or indirectly, by such Person;

      (D) Borrower shall have paid to IBM Credit the documentation fees referred to in the first sentence of Section 6 of this Amendment.

Section 6. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Agreement.

      6.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

      6.2 Violation of Other Agreements. The execution and delivery of this Agreement do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

      6.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect the ability of Borrower to perform its obligations under the Agreement, and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

      6.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 7. Ratification of Agreement. Except as specifically amended hereby, all the provisions of the Agreement shall remain in full force and effect. Borrower hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defenses.

Section 8. Documentation Fees. Borrower agrees to pay IBM Credit on or prior to January 10, 1997, a documentation Fee in an amount equal to Twenty Five Thousand Dollars ($25,000.00). In addition, Borrower hereby agrees to pay to IBM Credit, promptly upon demand therefor, all costs and expenses (including, without limitation, reasonable fees and disbursements of out-side counsel) incurred by IBM Credit in connection with the preparation, negotiation, execution, delivery, and enforcement of this Amendment, the Pledge Agreements and any other agreement, document or instrument executed in connection herewith or therewith, the actions and transactions provided for herein and therein or contemplated hereby or thereby.

Section 9. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

      IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.

ENTEX INFORMATION SERVICES, INC.          IBM CREDIT CORPORATION

By:                                       By: /s/ Allison R. Scheicher

Name:                                     Name: Allison R. Scheicher

Title:                                    Title: Vice President Finance

Section 9. Governing Law, This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

IN WITNESS, WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.

      IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.

ENTEX INFORMATION SERVICES, INC.          IBM CREDIT CORPORATION

By: /s/ John McKenna Jr.                  By:
                                                 -------------------------------

Name: John McKenna Jr.                    Name:
                                                 -------------------------------

Title: President                          Title: Vice President Finance

                        ENTEX INFORMATION SERVICES, INC.

                                                                       EXHIBIT K

            ACCOUNTS RECEIVABLE ("A/R") ADVANCE AUTHORIZATION FORM/
                          BORROWING CERTIFICATE ("BC")

Schedule #: 1        Accounts as of: 12/11/96          Report prepared: 12/12/96

                                                             GROSS                  NET
                                                 OTHER    COLLATERAL             COLLATERAL
      COLLATERAL STATUS                         VALUES       VALUE      ADV. %     VALUE
                                                ------    ----------    ------  -----------
1.    Previous assigned A/R balance
      (Prior line 4):                                         $0.00
2.    Additions to A/R (2A+B):                                $0.00
      A.    New Billings                        $0.00
      B.    Other Additions                     $0.00
3.    Deductions from A/R (3A+B+C):                           $0.00
      A. Cash Receipts                          $0.00
      B. Credits / other deductions             $0.00
4.    New assigned A/R balance (1+2-3):                       $0.00
5.    Less Ineligible A/R:                                    $0.00
      A.    50% rule accounts                   $0.00
      B. Other accounts over 90                 $0.00
      C. Maintenance/ Service (2.5%)            $0.00
      D. Other                                  $0.00
6.    Total A/R Eligible Collateral
      (L4-L5 X Adv./R.):                                      $0.00     85%        $0.00
7.    IBM Credit Financed Eligible Inventory
      A.    Financed Erlanger and other                       $0.00     100%       $0.00
      B.    Ingram($15M):  1. Non-financed                    $0.00      50%       $0.00
                           2. Other Inv. Erl.                 $0.00      50%       $0.00
      C.    IBM Service Parts (PDC & ESP)                     $0.00      25%       $0.00
      D.    Financed at Branch (Excludes C/R)                 $0.00      80%       $0.00
      E.    Other Inventories (Ingram at Branch)              $0.00       3%       $0.00
      F.    HP Net Collateral (F3+F4-F5):                                          $0.00
            1. HP Gross A/R                     $0.00
            2. HP Ineligible A/R                $0.00         HP Adv. Rate
                                                              ------------
            3. HP Net Eligible A/R (F1-F2X85%)  $0.00          85%      $0.00
            4. HP Inventory at ERL                            $0.00
            5. HP A/P Balance                                 $0.00
8.    Unpaid Claims: A. Returns                               $0.00     100%       $0.00
                     B. Other Plans                           $0.00     100%       $0.00
9.    Total Net Eligible Collateral (6+7+8)                                        $0.00

LOAN STATUS
10.   Net IBM Credit Outstandings ("O/S") (10A-B-C-D):        $0.00
      A. Gross IBM Credit Outstandings (RFS)    $0.00
      B. Prior wires to IBM Credit(Unapplied)   $0.00
      C. QSAs                                   $0.00
      D. In Transit (6 Days)                    $0.00
11.   Unavailable Funds in Lockbox (float):                   $0.00
12.   O/S LOAN BALANCE (Line 10 - Line 11):                   $0.00
13.   COLLATERAL S/F / EXCESS (Line 9 - Line 12):             $0.00
14.   Cash Advances from IBM Credit to Entex:                 $0.00
15.   Today's wire from Entex to IBM Credit:                  $0.00
16.   NEW COLLATERAL S/F EXCESS (LINE 13 - 14 + 15):                               $0.00

      - Yesterday PM Lockbox wire to Entex      $0.00
      - Today AM Lockbox wire to Entex          $0.00

SIGNATURES:

--------------------------                -----------------------------
Richard Bannon, Controller     (Date)     David Chemerow, C.F.O.          (Date)

The undersigned officers or delegated individuals of Entex Information Services, Inc. certify that they are authorized to provide this information on behalf of Entex Information Services, Inc.

                                    EXHIBIT L
                                       TO
                           FOURTH AMENDED AND RESTATED
                        AGREEMENT FOR WHOLESALE FINANCING

Date                                      Amount
----                                      ------
March 31, 1997                            Payment A Amount
April 30, 1997                            $5,000,000.00
June 30, 1997                             Payment B Amount
July 15, 1997                             Unpaid Balance

      For purposes of this Exhibit L, "Payment A Amount" shall mean $5,000,000.00 plus the sum of (i) $2,500,000.00 plus (ii) an amount equal to sixty percent (60%) of (a) Excess Cash Flow for the period from January 1, 1997 through and including March 31, 1997 minus (b) $2,500,000.00.

      For purposes of this Exhibit L, "Payment B Amount" shall mean the sum of
(i) $6,000,000.00 plus (ii) an amount equal to sixty percent (60%) of (a) Excess Cash Flow for the period from April 1, 1997 through and including June 30, 1997 minus (b) $6,000,000.00.

      For purposes of this Exhibit L, "Excess Cash Flow" shall mean, with respect to any period, EBIT of Borrower for such period plus the aggregate consolidated amortization and depreciation expense of Borrower during such period determined on a consolidated basis in accordance with GAAP, minus the amount of all cash of Borrower and its consolidated Subsidiaries applied to Interest Expense, Capital Expenditures and taxes of Borrower and its consolidated Subsidiaries during such period.

               ACKNOWLEDGMENT, WAIVER AND AMENDMENT NO. 8 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

        This Acknowledgment, Waiver and Amendment No. 8 to the Fourth Amended and Restated Agreement for Wholesale Financing, dated as of July 15, 1997 (this "Amendment"), is made by and between ENTEX Information Services, Inc., a Delaware corporation ("Borrower"), and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

        A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

        B. Pursuant to Amendment No. 7, dated as of December 1, 1996 ("Amendment No. 7"), to the Fourth Amended and Restated Agreement For Wholesale Financing, IBM Credit and Borrower agreed to restructure a "Shortfall Amount" (as defined in the Agreement) in the amount of Fifty Five Million Dollars ($55,000,000.00) (the "Original Shortfall Amount");

        C. Pursuant to Amendment No. 7, Borrower has repaid Twenty Two Million Five Hundred Thousand Dollars ($22,500,000.00) of the Original Shortfall Amount (including the payment of $4,000,000.00 on July 15, 1997 referred to in the following recital) and Thirty Two Million Five Hundred Thousand Dollars ($32,500,000.00) shall remain due and payable as of close of business on July 15, 1997;

        D. Borrower has informed IBM Credit that it shall be able to repay only Four Million Dollars ($4,000,000.00) of the outstanding balance of the Original Shortfall Amount on July 15, 1997;

        E. IBM Credit is willing to restructure the payment terms of the remaining balance of the Original Shortfall Amount on the conditions and subject to the terms set forth herein;

        F. Borrower is in default of certain terms and conditions of the Agreement and Borrower has requested that IBM Credit waive such defaults;

        G. IBM Credit is willing to waive certain of such defaults (as more specifically described in Section 2 hereof) subject to the terms and conditions set forth herein.

ENTEX Amd 8 (7/96)                             1

                                    AGREEMENT

        NOW THEREFORE, in consideration of the premises and mutual agreements provided for below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Acknowledgment.

      (A) Borrower acknowledges that on February 3, 1997 a Shortfall Amount of $7,386,000 was identified and that Borrower was required to pay such Shortfall Amount on the Daily Shortfall Payment Date of February 5, 1997. Borrower further acknowledges that such Shortfall Amount was not paid until March 27, 1997.

        (B) Borrower further acknowledges that the following defaults occurred:

Term                               Requirement                                       Default
----                               -----------                                       -------
(a) Financial Reports       As required in Section 2(B)(ii), submit             Certification was not
                            financial statements within 45 days from            received with 1st, 2nd
                            the end of each fiscal quarter together             & 3rd quarter 1996
                            with a certification of an authorized               financial statements
                            officer

(b) Financial Reports       As required in Section 2(B)(ii), submit             Financial Statement
                            financial statements within 45 days from            for fiscal third quarter
                            the end of each fiscal quarter                      1996 received later
                                                                                than 45 days after end
                                                                                of fiscal quarter

(c) Financial Reports       As required in Section 2(C)(ii)(I), submit          Statement not
                            statement prepared by CFO or Vice-                  received with 1st, 2nd
                            President & Treasurer along with quarterly          & 3rd quarter 1996
                            financial statements                                financial statements

(d) Financial Reports       As required in Section 2(C)(ii)(III),               Schedule was not
                            submit schedule prepared by CFO or                  received with 1st, 2nd
                            Vice-President and Treasurer along with             & 3rd quarter 1996
                            quarterly financial statements                      financial statements

ENTEX Amd 8 (7/96)                     2

(e) Collateral Reports      As required in Section 2(B)(viii), on each          Certification was not
                            Business Day, submit collateral report              received with
                            certified by the Controller and CFO or              collateral reports
                            designees                                           prior to June 1, 1997

(f) Business Plan           As required in Section 4 of Amendment               Historical financial
                            No. 7, submit Business Plan                         information in
                            containing true and correct                         Business Plan for
                            financial information for periods after             periods after June
                            June 30, 1996 and Collateral Report                 30, 1996, and in
                            dated December 23, 1996 containing                  Collateral Report
                            true and accurate financial information             were not correct in all
                                                                                material respects to
                                                                                the extent notified by
                                                                                Borrower on or prior
                                                                                to the date hereof

(g) Recap Plan              As required in Section 11(b)(xiii), submit          recapitalization plan
                            a recapitalization plan on or prior to              not delivered
                            February 28, 1997

      (C) Borrower acknowledges that the financial covenants set forth in
Section 12 of the Agreement are applicable to the financial results of Borrower for the fiscal quarter ending December 29, 1996, and Borrower was required to maintain such financial covenants at all times. Borrower further acknowledges its actual attainment was as follows:


                                              Covenant                       Covenant
       Covenant                              Requirement                      Actual
       --------                              -----------                     --------

Current Assets to                          Equal to or greater            0.86:1.00
  Current Liabilities                        than 0.87:1.00

EBIT to Interest Expense Ratio             Not less than                  0.73:1.00
                                              1.07:1.00

Consolidated Net Income                    Not less than                  (1.54):1.00
                                              0.10:1.00

Working Capital                            Not less than                  ($93,725,000.00)
                                             ($88,000.000.00)

ENTEX Amd 8 (7/96)                            3

     (D) Borrower acknowledges that the financial covenants set forth in Section 12 of the Agreement are applicable to the financial results of Borrower for the fiscal quarter ending March 28, 1997, and Borrower was required to maintain such financial covenants at all times. Borrower further acknowledges its actual attainment was as follows:

                                   Covenant                    Covenant
Covenant                           Requirement                 Actual
--------                           -----------                 --------
Current Assets to                  Equal to or greater         0.85:1.00
  Current Liabilities                than 0.87:1.00

Tangible Net Worth plus            Not less than              ($79,645,000.00)
  plus Subordinated Debt             ($72,700,000.00)

EBIT to Interest Expense Ratio     Not less than               0.20:1.00
                                     1.07:1.00

Consolidated Net Income            Not less than               (0.94)%
                                     0.10%

Working Capital                    Not less than               ($100,911,000.00)
                                     ($88,000,000.00)

     (E) Borrower acknowledges that the financial covenants set forth in
Section 12 of the Agreement are applicable to the financial results of Borrower for the fiscal quarter ending June 29, 1997, and Borrower was required to maintain such financial covenants at all times. Borrower further acknowledges its actual attainment was as follows:

                                   Covenant                    Covenant
Covenant                           Requirement                 Actual
--------                           -----------                 --------
Current Assets to                  Equal to or greater         0.86:1.00
  Current Liabilities                than 0.88:1.00

Working Capital                    Not less than               ($90,828,000.00)
                                     ($86,000,000.00)

     (F) Borrower acknowledges that Section 11(b)(iii) of the Agreement requires, among other things, that Borrower comply with all laws applicable to or binding upon Borrower, and that the failure of Borrower to timely file with the Securities Exchange Commission ("SEC") periodic reports required to be filed under Section 12(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, would constitute a failure by Borrower to comply with the requirements of Section 11(b)(iii) of the Agreement, however, Borrower has not filed any such periodic reports with the SEC on or prior to the date hereof.


ENTEX Amd 8 (7/96)                     4

Section 3. Waivers to Agreement; Forbearance. IBM Credit hereby waives the defaults of Borrower with the terms of the Agreement to the extent such defaults are set forth in Section 2 hereof. Except as specifically set forth in this
Section 3, IBM Credit reserves its rights with respect to, and does not waive, any Default or Event of Default that may be existing on the date hereof, including, without limitation, as a result of Borrower's defaults with Microsoft Corporation under the Warrant Purchase Agreement and Note dated June 21, 1996 (the "Microsoft Default"). Notwithstanding the foregoing sentence, IBM Credit hereby agrees that it shall not enforce or exercise any rights or remedies available to it as a result of the Microsoft Default unless and until such time as Microsoft Corporation takes any action arising out of or as a result of the Microsoft Default, but in any event no sooner than November 1, 1997.

Section 4. Modifications to Agreement. The following modifications are made to the Agreement effective as of the date hereof:

     (A) Section 3(a) of the Agreement is hereby amended by deleting the second sentence of the third paragraph thereof in its entirety and substituting, in lieu thereof, the following two sentences:

     "If the full amount of any amounts owed under this Agreement is not paid by its due date, excluding any amounts due under
     Section 3(b) at any one time not to exceed Five Million Dollars ($5,000,000.00) but including any amounts due under
     Section 3(b) at any one time in excess of Five Million Dollars ($5,000,000.00), and including as a result of the acceleration of the obligations, the unpaid amount will bear interest from its due date until IBM Credit receives payment thereof, at a per annum rate equal to the Prime Rate plus 6.5%. If any amount due under Section 3(b), at any one time not to exceed Five Million Dollars ($5,000,000.00), is not paid when due, such unpaid amount will bear interest from its due date until IBM Credit receives payment thereof, at a per annum rate equal to the Prime Rate plus 2.5%."

     (B) Section 3(f) of the Agreement is hereby amended by deleting the second sentence of paragraph (2) thereof in its entirety and substituting, in lieu thereof, the following sentence:

     "Notwithstanding any other term or provision of this Agreement or any other agreement between Borrower and IBM Credit, so long as any other amounts are owing to IBM Credit by Borrower, the Special Working Capital Advance may not be repaid by Borrower unless and until (i) the Short Term Loan shall have been paid in full, (ii) Borrower's total outstanding indebtedness under this Agreement after giving effect to such repayment shall be less than Value, as Value was defined prior to giving effect to Amendment No. 7 to this Agreement


ENTEX Amd 8 (7/96)                     5
     dated as of December 1, 1997, and (iii) Borrower shall have executed an amendment to this Agreement, in form and substance satisfactory to IBM Credit in its reasonable discretion, (1) modifying the definition of Value to be substantially the same as Value was defined prior to giving effect to Amendment No. 7 and (2) modifying the financial covenants set forth in
     Section 12 of this Agreement following the consummation of any equity investment or capital infusion in, or debt issuance by, Borrower."

     (C) Section 3(f) of the Agreement is hereby amended by inserting immediately following paragraph (3) thereof, the following new paragraph (4):

     "(4) In addition to the scheduled payments set forth on Exhibit L, the Short Term Loan shall be prepaid on the fifteenth (15th) calendar day of each second month beginning on September 15, 1997 in an amount equal to the average amount by which Value exceeds the sum of (i) Borrower's total outstanding indebtedness (excluding the Short Term Loan) under this Agreement for the two calendar months preceding such date plus (ii) Seventeen Million Dollars ($17,000,000.00). Furthermore, the Short Term Loan shall be prepaid on the date of the consummation of any equity investment or capital infusion in, or debt issuance by, Borrower in an amount equal to the proceeds thereof, net of reasonable and customary expenses associated therewith. Any such mandatory prepayment shall be applied to the scheduled payments set forth on Exhibit L, in the inverse order of their maturity."


     (D) Section 12 of the Agreement is hereby amended by deleting paragraphs
(a), (c), (d), (e) and (g) thereof in their entirety and substituting, in lieu thereof, the following paragraphs (a),(c),(d),(e) and (g), respectively:

          "(a) Borrower shall at all times maintain a ratio of current assets to current liabilities during each period set forth below equal to or greater than the ratio set forth opposite such period:


                Period                          Ratio
                ------                          ----
Fiscal quarter ending December 1996          0.87:1.00

Fiscal quarter ending March 1997             0.87:1.00

Fiscal quarter ending June 1997              0.88:1.00


ENTEX Amd 8 (7/96)                     6

Fiscal quarter ending September 1997                   0.83:1.00

Fiscal quarter ending December 1997                    0.83:1.00

Fiscal quarter ending March 1998                       0.83:1.00

Fiscal quarter ending June 1998 and thereafter         0.83:1.00"

          "(c) Borrower shall not permit the sum of Tangible Net Worth plus the aggregate outstanding principal amount of Subordinated Debt at any time during each period set forth below to be less than the amount set forth opposite such period:



                Period                                  Amount
                ------                                  ------
Fiscal quarter ending December 1996                    ($72,700,000.00)

Fiscal quarter ending March 1997                       ($72,700,000.00)

Fiscal quarter ending June 1997                        ($67,800,000.00)

Fiscal quarter ending September 1997                   ($68,000,000.00)

Fiscal quarter ending December 1997                    ($60,000,000.00)

Fiscal quarter ending March 1998                       ($48,200,000.00)

Fiscal quarter ending June 1998 and thereafter         ($38,700,000.00)"



          "(d) Borrower shall not permit, at the end of any fiscal quarter ending on a date during any period set forth below, the ratio of EBIT to Interest Expense for the period of two consecutive fiscal quarters then ended to be less than the ratio set forth opposite such period:



                Period                          Ratio
                ------                          ----
Fiscal quarter ending December 1996          1.07:1.00

Fiscal quarter ending March 1997             1.07:1.00



ENTEX Amd 8 (7/96)                        7

Fiscal quarter ending June 1997                        1.20:1.00

Fiscal quarter ending September 1997                   1.10:1.00

Fiscal quarter ending December 1997                    1.40:1.00

Fiscal quarter ending March 1998                       1.60:1.00

Fiscal quarter ending June 1998 and thereafter         1.70:1.00"

          "(e) Borrower shall not permit the percentage of Consolidated Net Income for any Fiscal Quarter ending on a date during any period set forth below to sales during such fiscal quarter to be less than the percentage set forth opposite such period:

                Period                                 Percentage
                ------                                 ----------
Fiscal quarter ending December 1996                    0.10%

Fiscal quarter ending March 1996                       0.10%

Fiscal quarter ending June 1997                        0.30%

Fiscal quarter ending September 1997                   0.40%

Fiscal quarter ending December 1997                    0.70%

Fiscal quarter ending March 1998                       1.00%

Fiscal quarter ending June 1998 and thereafter         1.00%"

          "(g) Borrower shall at all times maintain Working Capital during each period set forth below of not less than the amount set forth opposite such period:

Fiscal quarter ending December 1996                    ($88,000,000.00)

Fiscal quarter ending March 1997                       ($88,000,000.00)


ENTEX Amd 8 (7/96)                     8

Fiscal quarter ending June 1997                        ($86,000,000.00)

Fiscal quarter ending September 1997                   ($105,000,000.00)

Fiscal quarter ending December 1997                    ($100,500,000.00)

Fiscal quarter ending March 1998                       ($92,300,000.00)

Fiscal quarter ending June 1998 and thereafter         ($83,800,000.00)"

          "Working Capital" as of any date shall mean current assets minus current liabilities, in each case as of such date.

          Borrower agrees that at such quarterly review with IBM Credit, Borrower will provide a Compliance Certificate, in substantially the form of Exhibit J hereto, signed by its Chief Executive Officer, Chief Financial Officer or Vice President & Treasurer, that no default under this Agreement exists or if such default exists, specifying the nature thereof."

          (E) Section 19 of the Agreement is hereby amended by deleting the definition of "Revolving Period" in its entirety and substituting in lieu thereof, the following:

          "Revolving Period" shall mean the period from and including the effective date of this Agreement to and including
          September 15, 1998, or such later date as IBM Credit and Borrower may agree in writing."

          (F) Exhibit L to the Agreement is hereby amended by deleting such Exhibit L in its entirety and substituting, in lieu thereof, the Exhibit L attached hereto.

Section 5. Documentation Fee. As additional consideration for the preparation, negotiation and execution by IBM Credit of this Amendment, Borrower agrees to pay to IBM Credit a documentation fee in the amount of Thirty Thousand Dollars ($30,000.00) on or prior to November 1, 1997.

Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the prior or simultaneous satisfaction of the following conditions:

     (A) IBM Credit shall have received counterparts of this Amendment executed by a duly authorized officer of Borrower;


ENTEX Amd 8 (7/96)                     9

     (B) IBM Credit shall have delivered to Borrower counterparts of this Amendment executed by a duly authorized officer of IBM Credit;

     (C) IBM Credit shall have received a Warrant Agreement in form and substance satisfactory to IBM Credit granting IBM Credit warrants to buy shares of common stock of Borrower.

Section 7. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Agreement.

     7.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof (except to the extent any representation is not true, accurate and complete as a result of Borrower's defaults with Microsoft Corporation under the Warrant Purchase Agreement and Note entered into in June 1996), and do not fail to disclose any material fact necessary to make the representations not misleading.

     7.2 Violation of Other Agreements. The execution and delivery of this Agreement do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

     7.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect the ability of Borrower to perform its obligations under the Agreement, and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

     7.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 8. Ratification of Agreement. Except as specifically amended or waived hereby, all the provisions of the Agreement shall remain in full force and effect. Borrower hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defenses.

Section 9. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed by the duly authorized officers of the undersigned as of the day and year first above written.


ENTEX INFORMATION SERVICES, INC.        IBM CREDIT CORPORATION


By:                                     By: /s/ GLEN MIOTKE
    ----------------------------            ------------------------------------

Name:                                   Name: Glen Miotke
      --------------------------              ----------------------------------

Title:                                  Title: Manager, Credit Selected Accounts
       -------------------------               ---------------------------------


ENTEX Amd 8 (7/96)                     11

Section 10. Counterparts. This Amendment may executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed by the duly authorized officers of the undersigned as of the day and year first above written.


ENTEX INFORMATION SERVICES, INC.        IBM CREDIT CORPORATION


By: /s/ JOHN A. MCKENNA, JR.            By:
    ----------------------------            ------------------------------------

Name: John A. Mckenna, Jr.              Name:
      --------------------------              ----------------------------------

Title: President                        Title:
       -------------------------               ---------------------------------



ENTEX Amd 8 (7/96)                     11

                                   EXHIBIT J
                             COMPLIANCE CERTIFICATE


TO:  IBM CREDIT CORPORATION
     [INSERT RFC ADDRESS]

     The undersigned authorized officers of ENTEX Information Services, Inc. (the "Customer") hereby certify, with respect to the Agreement for Wholesale Financing executed by and between the Customer and IBM Credit Corporation ("IBM Credit") on _______________ __, 199_, as amended from time to time (the "Agreement"), that (A) the Customer has been in compliance for the period from ________________________ to __________________ with the financial covenants set forth in Section 12 of the Agreement, as demonstrated below, and (B) no Default has occurred and is continuing as of the date hereof, except, in either case, as set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

I. Financial Covenants

FINANCIAL COVENANT               REQUIRED            (Fiscal Year)        ACTUAL
------------------               --------            ------------         ------
Current Assets to                = or > 1.00 to 1      (1995)
Current Liabilities              = or > 1.01 to 1      (after 1995)

Total Liabilities minus          = or < 20 to 1        (any)
Subord. Debt to Tangible         = or < 20 to 1
Net Worth plus Subord.
Debt

Tangible Net Worth plus          = or > $18M           (1995)
Subordinated Debt                = or > $21M           (after 1995)

EBIT to Interest Exp             < 1.1 to 1            (any)
                                 < 1.1 to 1

Consolidated Net Income          = or > 2% of Sales    (any)
for the Fiscal Quarter           = or > 2% of Sales

Capital Expenditures             = or < $10M           (any)

Working Capital                  (see Section 12(g)    (any)
                                 Agreement)

     Attached hereto are Financial Statements as of and for the end of the fiscal ___________ ended on the applicable date, as required by Section 2(c) of the Agreement for Wholesale Financing.

Submitted by:

ENTEX Information Services, Inc.

By:
   -------------------------------

Print Name:
           -----------------------

Title:
      ----------------------------

                                   EXHIBIT L
                         To Fourth Amended and Restated
                       Agreement for Wholesale Financing
                         Effective Date: July 15, 1997



Date                     Amount
----                     ------

March 31, 1997           $7,500,000.00

April 30, 1997           $5,000,000.00

June 30, 1997            $6,000,000.00

July 15, 1997            $4,000,000.00

July 30, 1997            $3,000,000.00

August 29, 1997          $2,000,000.00

September 30, 1997       $2,000,000.00

October 31, 1997         $3,000,000.00

November 28, 1997        $3,000,000.00

December 31, 1997        $3,000,000.00

January 30, 1998         $3,000,000.00

February 28, 1998        $3,000,000.00

March 31, 1998           Unpaid Balance

For purposes of this Exhibit L, "Unpaid Balance" shall mean any unpaid principal balance of the Short Term Loan.

                             AMENDMENT NO. 9 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

This Amendment No. 9 to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") is made as of September 26, 1997 by and between ENTEX Information Services, Inc., a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995 (as amended on September 19, 1995 and as further amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. Borrower has requested that IBM Credit provide an Irrevocable Standby Letter of Credit in favor of Mellon Bank, N.A. ("Bank") to secure certain contingent obligations of Borrower to Bank.

      C. IBM Credit is willing to establish the Irrevocable Standby Letter of Credit subject to the terms and conditions set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and IBM Credit hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Modification of Agreement

      A. Subsection 2(b) of the Agreement is hereby amended by inserting immediately following the first sentence of paragraph (viii) thereof the following sentence:

      "The Net Outstandings set forth in such report shall at all times include the Amount of Credit as of the date of such report."

      B. Subsection 3 (b) of the Agreement is hereby amended by:

            (a) inserting on the second line thereof immediately prior to the phrase "Borrower's total outstanding indebtedness under this Agreement, other than any indebtedness under the Short-Term Loan," the new phrase "the sum of"; and

            (b) inserting on the second line thereof Immediately following the phrase "Borrowers total outstanding indebtedness under this Agreement, other than any indebtedness under the Short-term Loan," the new phrase "plus the Amount of Credit as of the date thereof".

      C. Subsection 3(d) of the Agreement is hereby amended by:

            (a) inserting in the seventh sentence thereof immediately following the phrase "Line of Credit" the new phrase "less the Amount of Credit as of the date thereof"; and

            (b) inserting in the seventh sentence thereof immediately following the word "Indebtedness" the new phrase ", including the Amount of Credit as of the date thereof,".

      D. Agreement is hereby amended by inserting immediately following Section 3 thereof the following new Section 3A:

            "3A. Irrevocable Standby Letter of Credit. Borrower hereby covenants and agrees with IBM Credit as follows:

            (a) IBM Credit shall issue an Irrevocable Standby Letter of Credit No. 42127-01 dated as of September 25, 1997 in favor of Bank for the account of Borrower (the letter of credit together with any amendments or replacement letters of credit, the "ILOC"). Borrower shall pay to IBM Credit a monthly fee (the "ILOC Fee") equal to 0.125% of the Amount of Credit (as defined in the ILOC or such other amount as may be agreed to by IBM Credit, in writing, from time to time). The ILOC Fee shall be set forth in Borrower's next monthly billing statement following the date the ILOC is executed by IBM Credit and in each monthly billing statement thereafter. The ILOC Fee shall be due and payable by Borrower on the fifteenth (15th) day of the month the billing statement is received by Borrower and each month thereafter until all obligations, including contingent obligations of IBM Credit, under such ILOC are terminated.

            (b) Borrower shall upon the request of IBM Credit, during the continuation of an Event of Default or following a termination of the Line of Credit, establish an escrow account with IBM Credit in an amount equal to the Amount of Credit of the ILOC (or such other amount as may be agreed to by Borrower and IBM Credit, in writing, from time to time). In the event Borrower fails to establish such escrow account within thirty (30) days of such request, IBM Credit shall have the right but not the obligation to establish such escrow account on behalf of Borrower and make an Advance for the account of Borrower to fund such escrow account.

            (c) Borrower acknowledges that Bank may make demand under the ILOC for amounts for which Borrower may claim it is not liable. Borrower covenants and agrees that, not withstanding any such dispute between Bank and Borrower, any payments made by IBM Credit pursuant to the ILOC (including any amount paid by IBM Credit to fund the escrow account) that is not immediately reimbursed by Borrower shall constitute Working Capital Advances hereunder that shall be due and payable by Borrower in accordance with the terms hereof."

      E. Subsection 13(i) of the Agreement is hereby amended by inserting in the second line thereof immediately following the phrase "in Section 3" the new phrase "or Section 3A".

      F. Section 19 of the Agreement is hereby amended by inserting immediately following the definition of "Agreement" the following new definition "Amount of Credit":

            "Amount of Credit" shall mean the aggregate amount of credit under all letters of credit issued by IBM Credit for the account of Borrower set forth in each such letter of credit as the "Amount of Credit".

Section 3. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

Section 3.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 3.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

Section 3.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect Borrower's ability to perform Borrower's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

Section 3.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 4. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Borrower hereby, ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets and defense.

Section 5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized officers of the undersigned as of the day and year first above written.


                                        ENTEX INFORMATION SERVICES, INC.

                                        By: /s/ Mike Archambault
                                        ---------------------------------------
                                        Title: VP Treasurer




                                        Accepted and Agreed:

                                        IBM CREDIT CORPORATION

                                        By: /s/ Glen Miotke
                                        ---------------------------------------
                                        Title: Manager Credit-Selected Accounts

IBM Credit Corporation          In All Correspondence        Phone: 800-678-6900
Remarketer Financing Center     Quote Our Reference No.
1500 Riveredge Parkway                                       Fax: (707) 644-4840
Atlanta, Georgia 30328

(770) 644-4900
--------------------------------------------------------------------------------
IRREVOCABLE STANDBY                   |      PLACE AND DATE OF ISSUE:
LETTER OF CREDIT NO. 42127-01         |      WHITE PLAINS NY/SEPTEMBER 29, 1997
--------------------------------------------------------------------------------
***BENEFICIARY***                     |      ***APPLICANT***
                                      |
MELLON BANK, N.A.                     |      ENTEX INFORMATION SERVICES, INC.
Three Mellon Bank Center              |      SIX INTERNATIONAL DRIVE
Room 3520                             |      RYE BROOK, NY 10573
Pittsburg, PA 15259                   |
Attention: Conrad Tselepis            |
--------------------------------------------------------------------------------
***EXPIRY DATE/PLACE***               |      ***AVAILABLE AT/BY***
EXPIRES ON SEPTEMBER 25, 1998         |      OUR OFFICE ONLY BY PRESENTATION
FOR PRESENTATION AT OUR OFFICE        |      OF DOCUMENTS(S) REQUIRED AND YOUR
                                      |      DRAFT(S) DRAWN AT SIGHT.
--------------------------------------------------------------------------------
AMOUNT OF CREDIT: NOT TO EXCEED, IN THE AGGREGATE $500,000.00 U.S. DOLLARS
(FIVE HUNDRED THOUSAND AND 00/100 U.S. DOLLARS)
--------------------------------------------------------------------------------
GENTLEMEN,

AT THE REQUEST AND FOR THE ACCOUNT OF THE ABOVE NAMED APPLICANT, WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR WHICH IS AVAILABLE AS INDICATED ABOVE AGAINST PRESENTATION OF YOUR DRAFT(S) DRAWN ON IBM CREDIT CORPORATION, WHEN ACCOMPANIED BY EITHER OF THE FOLLOWING DOCUMENTS:

                            ---DOCUMENTS REQUIRED---

A DATED STATEMENT BEARING AN ORIGINAL SIGNATURE PURPORTING TO BE AN AUTHORIZED SIGNER FOR MELLON BANK, N.A. (INDICATING THE NAME AND TITLE/CAPACITY OF THE SIGNER), READING AS FOLLOWS:

"WE HEREBY CERTIFY THAT THE AMOUNT OF $(SPECIFY) DRAWN UNDER IBM CREDIT CORPORATION LETTER OF CREDIT 42127-01, AS EVIDENCED BY OUR DRAFT ACCOMPANYING THIS STATEMENT IS PAYABLE TO MELLON BANK, N.A. BECAUSE ENTEX INFORMATION SERVICES, INC. IS IN DEFAULT UNDER THE TERMS OF THAT CERTAIN (SPECIFY) AGREEMENT DATED (SPECIFY) BETWEEN OURSELVES AND ENTEX INFORMATION SERVICES, INC."

OR A DATED STATEMENT BEARING AN ORIGINAL SIGNATURE PURPORTING TO BE AN AUTHORIZED SIGNER FOR MELLON BANK, N.A. (INDICATING THE NAME AND TITLE/ CAPACITY OF THE SIGNER), READING AS FOLLOWS:

"WE HEREBY CERTIFY THAT THE AMOUNT OF $(SPECIFY) DRAWN UNDER THE IBM CREDIT CORPORATION LETTER OF CREDIT 42127-01, AS EVIDENCED BY OUR DRAFT ACCOMPANYING THIS STATEMENT IS PAYABLE TO MELLON BANK BECAUSE SUCH LETTER OF CREDIT IS SET TO EXPIRE IN LESS THAN THIRTY DAYS FROM THE DATE OF OUR DRAFT AND SUCH LETTER OF CREDIT HAS NEITHER BEEN RENEWED NOR REPLACED."

                             ---OTHER CONDITIONS---

PARTIAL DRAWINGS ARE PERMITTED.

THIS LETTER OF CREDIT SHALL EXPIRE ON THE EXPIRY DATE SET FORTH ABOVE.

THE ORIGINAL OF THIS LETTER OF CREDIT MUST BE RETURNED TO US WITH ANY DRAWING(S) HEREUNDER FOR OUR ENDORSEMENT OF ANY PAYMENT EFFECTED. WE UNDERTAKE TO RETURN SAID ORIGINAL LETTER OF CREDIT TO YOU (UNLESS FULLY UTILIZED OR EXPIRED) TOGETHER WITH OUR ADVICE OF SETTLEMENT. EACH DRAWING HONORED BY US UNDER THIS LETTER OF CREDIT SHALL IMMEDIATELY REDUCE THE AMOUNT OF CREDIT BY THE AMOUNT OF THE DRAWING.

EACH DRAFT DRAWN HEREUNDER MUST BE MARKED "DRAWN UNDER IBM CREDIT CORPORATION LETTER OF CREDIT NO. 42127-01".

IF A DRAWING IS MADE BY YOU HEREUNDER AT OR PRIOR TO 12:00 NOON (ATLANTA, GA
TIME) ON A BUSINESS DAY (AS HEREINAFTER DEFINED), AND PROVIDED THAT SUCH DRAWING AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT SHALL BE MADE TO YOU IN IMMEDIATELY AVAILABLE FUNDS, NOT LATER THAN 3:00 PM (ATLANTA, GA TIME) ON THE NEXT SUCCEEDING BUSINESS DAY. IF A DRAWING IS MADE BY YOU HEREUNDER AFTER 12:00 NOON (ATLANTA, GA TIME) ON A BUSINESS DAY AND PROVIDED THAT SUCH DRAWING AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENTS SHALL BE MADE TO YOU IN IMMEDIATELY AVAILABLE FUNDS, NOT LATER THAN 3:00 PM (ATLANTA, GA TIME) ON THE SECOND SUCCEEDING BUSINESS DAY. AS USED HEREIN, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY, PUBLIC HOLIDAY OR OTHER DAY ON WHICH IBM CREDIT CORPORATION IS CLOSED.

UNLESS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500 (THE "UCP"). AS TO MATTERS NOT COVERED BY THE UCP, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                ---ENGAGEMENT---

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED UPON PRESENTATION AND DELIVERY OF THE DOCUMENTS AS SPECIFIED HEREIN IF PRESENTED TO THIS OFFICE ON OR BEFORE THE EXPIRY DATE INDICATED ABOVE.

VERY TRULY YOURS,

IBM CREDIT CORPORATION


/s/ Signature Unreadable                /s/ Glen Miotke
---------------------------             ---------------------------
AUTHORIZED SIGNATURE                    AUTHORIZED SIGNATURE

                             AMENDMENT NO. 10 TO THE
          FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING

This Amendment No. 10 to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") is made as of October 14, 1997 by and between ENTEX Information Services, Inc., a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS

      A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995 (as amended on September 19, 1995 and as further amended, supplemented or otherwise modified from time to time, the "Agreement").

      B. Borrower has requested that IBM Credit provide Irrevocable Standby Letters of Credit in favor of certain creditors (each a "Creditor"), to secure certain contingent obligations of Borrower.

      C. IBM Credit is willing to establish such Irrevocable Standby Letters of Credit subject to the terms and conditions set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and IBM Credit hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Modification of Agreement

      Agreement is hereby amended by deleting Section 3A in its entirety, and substituting, in lieu thereof, the following Section 3A:

      "3A. Irrevocable Standby Letters of Credit. Borrower hereby covenants and agrees with IBM Credit as follows:

            (a) IBM Credit may, from time to time in its sole and absolute discretion, issue an Irrevocable Standby Letter of Credit in favor of a Creditor for the account of Borrower (each such letter of credit together with any amendments or replacement letters of credit, an "ILOC"). Borrower shall pay to IBM Credit a monthly fee for such ILOC equal to the percentage of the Amount of Credit set forth in Exhibit M attached hereto (the "ILOC Fee") or such other amount as may be agreed to by IBM Credit, in writing, from time to time. The ILOC Fee shall accrue beginning the month in which such ILOC is issued by IBM Credit and each month thereafter until all obligations, including contingent obligations of IBM Credit, under such ILOCs is terminated. The ILOC Fee shall be set forth in Borrower's monthly billing statement and shall be due and payable on the fifteenth (15th) day of each month.

            (b) Borrower shall upon the request of IBM Credit, during the continuation of an Event of Default or following a termination of the Line of Credit, establish an escrow account with IBM Credit in an amount equal to the Amount of Credit of the ILOCs (or such other amount as may be agreed to by Borrower and IBM Credit, in writing, from time to time). In the event Borrower fails to establish such escrow account within thirty (30) days of such request, IBM Credit shall have the right but not the obligation to establish such escrow account on behalf of Borrower and make an Advance for the account of Borrower to fund such escrow account.

            (c) Borrower acknowledges that a Creditor may make a demand under an ILOC for amounts for which Borrower may claim it is not liable. Borrower covenants and agrees that, not withstanding any such dispute between such a Creditor and Borrower, any payments made by IBM Credit pursuant to such an ILOC (including any amount paid by IBM Credit to fund the escrow account) that is not immediately reimbursed by Borrower shall constitute Working Capital Advances hereunder that shall be due and payable by Borrower in accordance with the terms hereof."

Section 3. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

Section 3.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 3.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

Section 3.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect Borrower's ability to perform Borrower's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

Section 3.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 4. Ratification of Agreement, Except as specifically amended hereby, all of the provisions of the Agreement shall remain as unamended and in full force and effect. Borrower hereby, ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defense.

Section 5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized officers of the undersigned as of the day and year first above written.

                                        ENTEX INFORMATION SERVICES, INC.

                                        By:     /s/ John A. McKenna, Jr.

                                        Title:
                                                --------------------------------

                                        Accepted and Agreed:

                                        IBM CREDIT CORPORATION

                                        By:    /s/ Glen Miotke

                                        Title: Manager Credit Selected Accounts

                                    EXHIBIT M

        TO FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING
               Effective Date of this Exhibit M: October 14, 1997

This is Exhibit M to that certain Fourth Amended and Restated Agreement for Wholesale Financing dated September 15, 1995, by and between ENTEX Information Services, Inc.

("Borrower") and IBM Credit Corporation ("IBM Credit").

This Exhibit M supplements that certain Fourth Amended and Restated Agreement for Wholesale Financing referred to above, and supersedes any other Exhibit M, dated or undated, to such Agreement.

              Description of Irrevocable Letters of Credit ("ILOC")

                                      Monthly
Name of             Amount of         ILOC            Date of           Date of
Beneficiary         Credit            Fee             Issuance          Expiration
-----------         ------            ---             --------          ----------
Mellon Bank         $500,000          0.125%          09/29/97          09/25/98

Knickerbocker
Properties,
Inc. XXI            $125,000          0.125%          10/15/97          10/14/98

      IN WITNESS WHEREOF, the duly authorized representatives of IBM Credit and Borrower have executed this Exhibit M, on the date set forth above.

IBM CREDIT CORPORATION                          ENTEX INFORMATION SERVICES, INC.

By:    /s/ Glen Miotke                          By:    /s/ John A. McKenna, Jr.

Title: Manager Credit Selected Accounts         Title:
                                                       -------------------------

IBM CREDIT CORPORATION                     IN ALL CORRESPONDENCE
REMARKETER FINANCING CENTER                QUOTE OUR REFERENCE NO.
1500 RIVEREDGE PARKWAY
ATLANTA, GEORGIA 30329
TELEPHONE: [770-644-4900]                  FAX: [770-644-4840]
-------------------------------------------------------------------------------
IRREVOCABLE STANDBY                 |      PLACE AND DATE OF ISSUE: LETTER OF
CREDIT NO. 42127-02                 |      WHITE PLAINS, NY/OCTOBER 15, 1997
-------------------------------------------------------------------------------
***BENEFICIARY***                   |      ***APPLICANT***
KNICKERBOCKER PROPERTIES, INC. XX1  |      ENTEX INFORMATION SERVICES, INC.
335 MADISON AVENUE                  |      SIX INTERNATIONAL DRIVE
SEVENTH FLOOR                       |      RYE BROOK, NEW YORK 10573
NEW YORK, NEW YORK 10017            |
-------------------------------------------------------------------------------
***EXPIRY DATE/PLACE***             |      ***AVAILABLE AT/BY:***
EXPIRES ON OCTOBER 14, 1998         |      OUR OFFICE ONLY BY PRESENTATION
FOR PRESENTATION AT OUR OFFICE      |      OF DOCUMENT(S) REQUIRED BY YOUR
(UNLESS EXTENDED AS PROVIDED        |      DRAFT(S) DRAWN AT SIGHT.
HEREIN)
-------------------------------------------------------------------------------
AMOUNT OF CREDIT: NOT TO EXCEED, IN THE AGGREGATE $125,000 U.S. DOLLARS (ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS AND NO CENTS)
-------------------------------------------------------------------------------

GENTLEMEN,

AT THE REQUEST AND FOR THE ACCOUNT OF THE ABOVE NAMED APPLICANT, WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR WHICH IS AVAILABLE AS INDICATED ABOVE AGAINST PRESENTATION OF YOUR DRAFT(S) DRAWN ON IBM CREDIT CORPORATION, WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

                             --DOCUMENTS REQUIRED--

A SIGHT DRAFT DRAWN HEREUNDER IDENTIFIED TO THE LETTER OF CREDIT AS HEREAFTER SET FORTH.


A DATED STATEMENT BEARING AN ORIGINAL SIGNATURE PURPORTING TO BE AN AUTHORIZED REPRESENTATIVE OF KNICKERBOCKER PROPERTIES, INC. XX1, A NEW YORK CORPORATION, READING AS FOLLOWS:

"WE HEREBY CERTIFY THAT THE AMOUNT OF $(SPECIFY) AS EVIDENCED BY THE ACCOMPANYING DRAFT DRAWN UNDER IBM CREDIT CORPORATION LETTER OF CREDIT NO. 42127-02 IS PAYABLE TO KNICKERBOCKER PROPERTIES, INC. XXI ("KPI") BECAUSE ENTEX INFORMATION SERVICES, INC. ("TENANT") HAS FAILED TO PAY RENT OR PERFORM ONE OR MORE OF ITS OBLIGATIONS UNDER THAT CERTAIN LEASE AGREEMENT AND ADDENDUM DATED SEPTEMBER 12, 1997 AS AMENDED BY A FIRST LEASE MODIFICATION AGREEMENT DATED AS OF OCTOBER 14, 1997 (THE "LEASE") EXECUTED BY AND BETWEEN TENANT AND KPI, OR IF TENANT HAS FAILED TO REPLACE THIS LETTER OF CREDIT AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRY DATE SET FORTH ABOVE OR IF TENANT HAS FILED FOR RELIEF OR CONSENTED TO RELIEF UNDER THE UNITED STATES BANKRUPTCY CODE.

IBM CREDIT CORPORATION
REMARKETER FINANCING CENTER
1500 RIVEREDGE PARKWAY
ATLANTA, GEORGIA 30328

TELEPHONE:  [770-644-4900]

OUR REF.  NO. 42127-02

IN ALL CORRESPONDENCE
QUOTE OUR REFERENCE NO.

FAX: [770-644-4840]

PAGE 2

                             ---OTHER CONDITIONS----

PARTIAL DRAWINGS ARE PERMITTED UNDER THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT TERMINATES ON THE EARLIER OF (1) EXPIRY DATE SHOWN ABOVE AND (2) THE DATE ANY PAYMENT BY US OF A DRAFT UNDER THIS LETTER OF CREDIT CAUSES THE AVAILABLE AMOUNT TO EQUAL ZERO.

THE ORIGINAL OF THIS LETTER OF CREDIT MUST BE RETURNED TO US WITH ANY DRAWING(S) HEREUNDER FOR OUR ENDORSEMENT OF ANY PAYMENT EFFECTED. WE UNDERTAKE TO RETURN SAID ORIGINAL LETTER OF CREDIT TO YOU (UNLESS FULLY UTILIZED OR EXPIRED) TOGETHER WITH OUR ADVICE OF SETTLEMENT.

EACH DRAFT DRAWN HEREUNDER MUST BE MARKED "DRAWN UNDER IBM CREDIT CORPORATION LETTER OF CREDIT NO. L/C NO.42127-02 DATED OCTOBER 15, 1997."

IF A DRAWING IS MADE BY YOU HEREUNDER, TO OUR OFFICE LOCATED AT 1500 RIVEREDGE PARKWAY, ATLANTA, GEORGIA 30328, ATTENTION ACCOUNT OPERATIONS MANAGER AT OR PRIOR TO 12:OONOON (ATLANTA, GA TIME) ON A BUSINESS DAY (AS HEREINAFTER DEFINED), AND PROVIDED THAT SUCH DRAWING AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT SHALL BE MADE TO YOU IN IMMEDIATELY AVAILABLE FUNDS, NOT LATER THAN 3:00PM (ATLANTA, GA TIME ) ON THE NEXT SUCCEEDING BUSINESS DAY. IF A DRAWING IS MADE BY YOU HEREUNDER AFTER 12:OONOON (ATLANTA, GA TIME) ON A BUSINESS DAY AND PROVIDED THAT SUCH DRAWING AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT SHALL BE MADE TO YOU IN IMMEDIATELY AVAILABLE FUNDS NOT LATER THAN 3:00PM (ATLANTA, GA TIME) ON THE SECOND SUCCEEDING BUSINESS DAY. AS USED HEREIN, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY, PUBLIC HOLIDAY OR OTHER DAY ON WHICH IBM CREDIT CORPORATION IS CLOSED.

THIS LETTER OF CREDIT MAY BE TRANSFERRED OR ASSIGNED BY YOU, UPON RECEIVING WRITTEN NOTICE THAT YOU HAVE TRANSFERRED ALL OF YOUR RIGHTS IN THIS LETTER OF CREDIT, AND UPON PRESENTATION TO US OF THIS ORIGINAL LETTER OF CREDIT, WE WILL REISSUE THIS LETTER OF CREDIT IN THE REMAINING UNDRAWN AMOUNT OF THIS LETTER OF CREDIT NAMING THE TRANSFEREE AS BENEFICIARY.

OUR OBLIGATION UNDER THIS LETTER OF CREDIT SHALL NOT BE AFFECTED BY ANY CIRCUMSTANCES, CLAIM OR DEFENSE, REAL OR PERSONAL, OF ANY PARTY AS TO THE ENFORCEABILITY OF THE LEASE BETWEEN YOU AND TENANT, IT BEING UNDERSTOOD THAT OUR OBLIGATION SHALL BE THAT OF A PRIMARY OBLIGOR AND NOT THAT OF A SURETY, GUARANTOR OR ACCOMMODATION MAKER.

UNLESS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500 (THE "UCP"). AS TO MATTERS NOT COVERED BY UCP, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE STATE OF NEW YORK.

IBM CREDIT CORPORATION
REMARKETER FINANCING CENTER
1500 RIVEREDGE PARKWAY
ATLANTA, GEORGIA 30328
TELEPHONE:  [770-644-4900]

OUR REF.  NO. 42127-02

IN ALL CORRESPONDENCE
QUOTE OUR REFERENCE NO.

FAX [770-644-4840]

PAGE 3

                               ----ENGAGEMENT----

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED UPON PRESENTATION AND DELIVERY OF THE DOCUMENTS AS SPECIFIED HEREIN IF PRESENTED TO THIS OFFICE ON OR BEFORE THE EXPIRY DATE INDICATED ABOVE.

VERY TRULY YOURS,

/s/ Glen Miotke           10/14/97          /s/ signature unreadable  10-14-97
AUTHORIZED SIGNATURE      DATE              AUTHORIZED SIGNATURE      DATE